UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Primo Water Corporation
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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Primo Water Corporation 4221 W. Boy Scout Blvd. Suite 400 Tampa, Florida 33607
March 25, 2021
Dear Shareowners:
We are pleased to invite you to attend our annual and special meeting of shareowners, which will be held at 8:00 a.m. (local time in Tampa) on Tuesday, May 4, 2021. Out of an abundance of caution, to proactively deal with the unprecedented impact of the coronavirus (COVID-19) outbreak and to mitigate risks to the health and safety of our shareowners, associates and other stakeholders, we will again hold our annual and special meeting of shareowners in a virtual meeting, via live audio webcast. You can access the meeting by visiting www.virtualshareholdermeeting.com/PRMW2021. You will be able to listen to the meeting live and submit questions and submit your vote while the meeting is being held.
At this meeting, you will have the opportunity to learn more about Primo and our strategy and to receive our financial results for the 2020 fiscal year.
The notice of meeting and proxy statement that accompany this letter describe the business to be conducted at the meeting.
We are pleased to furnish our proxy materials over the Internet in accordance with applicable law. As a result, we are mailing to many of our shareowners a notice instead of paper copies of our proxy statement, form of proxy and 2020 annual report. The notice contains instructions on how to access these materials over the Internet, as well as instructions on how shareowners can receive paper copies of these materials. Employing this distribution process will conserve natural resources, consistent with our sustainability efforts described in this proxy statement, and reduce the costs of printing and distributing these materials.
Even if you cannot attend the meeting, it is important that your shares be represented and voted by using the form of proxy provided. We encourage you to read the proxy statement and vote as soon as possible. We look forward to your participation.
Sincerely,

Thomas J. Harrington
Chief Executive Officer

Primo Water Corporation

Notice of Annual and Special Meeting of Shareowners
The Annual and Special Meeting of Shareowners of Primo Water Corporation (“Primo”) will be held
on:	Tuesday, May 4, 2021
at:	8:00 a.m. (local time in Tampa). We encourage you to access the meeting prior to the start time to allow you ample time to log in to the live audio webcast and test your computer audio system.
at:
Virtual meeting only via live audio webcast online at www.virtualshareholdermeeting.com/
PRMW2021. To participate in the meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. You will be able to listen to the meeting live and submit questions and submit your vote while the meeting is being held.

to:	•	receive the financial statements for the year ended January 2, 2021 and the report on those statements by Primo’s independent registered certified public accounting firm,
	•	elect directors,
	•	approve the appointment of Primo’s independent registered certified public accounting firm,
	•	hold a non-binding advisory vote on executive compensation,
	•	confirm, ratify and approve Primo’s Shareholder Rights Plan,
	•	approve the continuance of Primo under the Business Corporations Act (Ontario) from the Canada Business Corporations Act, and
	•	transact any other business that properly may be brought before the meeting and any adjournment of the meeting.
By order of the board of directors

Marni Morgan Poe
Chief Legal Officer and Secretary
Tampa, Florida
March 25, 2021
YOU ARE INVITED TO VOTE BY COMPLETING, DATING AND SIGNING THE FORM OF PROXY AND RETURNING IT BY MAIL OR BY FOLLOWING THE INSTRUCTIONS FOR VOTING OVER THE INTERNET OR BY PHONE IN THE PROXY STATEMENT. A VOTE BY PROXY WILL BE COUNTED IF IT IS COMPLETED PROPERLY AND IS RECEIVED BY BROADRIDGE NO LATER THAN 11:59 P.M. LOCAL TIME IN TAMPA ON MAY 3, 2021 OR THE LAST BUSINESS DAY PRIOR TO ANY POSTPONED OR ADJOURNED MEETING OR IS OTHERWISE RECEIVED BY OUR SECRETARY, AS DESCRIBED HEREIN, PRIOR TO THE COMMENCEMENT OF THE MEETING OR ANY POSTPONED OR ADJOURNED MEETING. BROADRIDGE’S MAILING ADDRESS IS VOTE PROCESSING C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO BE HELD ON MAY 4, 2021
This communication is not a form for voting and presents only an overview of the more complete proxy materials, which are available on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Our proxy statement, form of proxy and 2020 annual report are available at our website (www.primowatercorp.com), as well as our profile on SEDAR (www.sedar.com). Our proxy statement includes information on the following matters, among other things:
•	The date, time and location of the Annual and Special Meeting of Shareowners;
•	A list of the matters being submitted to the shareowners for approval; and
•	Information concerning voting at the Annual and Special Meeting of Shareowners.
If you want to receive a paper copy or e-mail of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy to Broadridge by internet at www.proxyvote.com, by telephone at 1-800-579-1639, or by email at sendmaterial@proxyvote.com, or contact Primo’s Investor Relations Department directly at our principal executive office: Primo Water Corporation, 4221 W. Boy Scout Blvd., Suite 400, Tampa, Florida 33607, telephone (813) 313-1732, email InvestorRelations@primowater.com.

Primo Water Corporation
Annual and Special Meeting of Shareowners
THIS BOOKLET EXPLAINS:
•	details of the matters to be voted upon at the meeting, and
•	how to exercise your right to vote even if you cannot attend the meeting.
THIS BOOKLET CONTAINS:
•	the notice of the meeting,
•	the proxy statement for the meeting, and
•	a proxy form that you may use to vote your shares without attending the meeting.
REGISTERED SHAREOWNERS
A form of proxy is enclosed with this booklet. This form may be used to vote your shares if you are unable to attend the virtual meeting. Instructions on how to vote using this form are found starting on page 2 of this proxy statement.
NON-REGISTERED BENEFICIAL SHAREOWNERS
If your shares are held on your behalf or for your account by a broker, securities dealer, bank, trust company or other intermediary, you will not be able to vote unless you carefully follow the instructions provided by your intermediary.
The accompanying proxy statement and form of proxy are furnished in connection with the solicitation of proxies by or on behalf of management and the board of directors for use at the annual and special meeting of shareowners to be held on Tuesday, May 4, 2021 and any continuation of the meeting after an adjournment of such meeting.
AVAILABILITY OF QUARTERLY FINANCIAL INFORMATION
If you are a shareowner and wish to receive (or continue to receive) our quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on our website at www.primowatercorp.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

i

ii

Primo Water Corporation
Proxy Statement
GENERAL INFORMATION
This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management and the board of directors (the “Board”) of Primo Water Corporation (“Primo” ) for use at the annual and special meeting of shareowners (the “meeting”) that is to be held at the time and place, and for the purposes, described in the accompanying notice of the meeting and any continuation of the meeting after an adjournment of such meeting.
We are first mailing or making available to shareowners this proxy statement, our 2020 annual report and related materials on or about March 25, 2021. All dollar amounts are in United States dollars unless otherwise stated. All information contained in this proxy statement is as of March 15, 2021, unless otherwise indicated. Our fiscal year ends on the Saturday closest to December 31 of each year. In this proxy statement, therefore, references to the year 2018 are to the fiscal year ended December 29, 2018, references to the year 2019 are to the fiscal year ended December 28, 2019, and references to the year 2020 are to the fiscal year ended January 2, 2021. As used herein, “GAAP” means United States generally accepted accounting principles.
Out of an abundance of caution, to proactively deal with the unprecedented impact of the coronavirus (COVID-19) outbreak and to mitigate risks to the health and safety of our shareowners, associates and other stakeholders, we will again hold our annual and special meeting of shareowners in a virtual meeting, via live audio webcast. Shareowners can access the meeting by visiting www.virtualshareholdermeeting.com/PRMW2021. To participate in the meeting, shareowners will need the 16-digit control number included on their proxy cards or on the instructions that accompany the proxy materials. We recommend that shareowners carefully review in advance the procedures needed to gain admission virtually to the meeting. Technicians will be ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the meeting login page at www.virtualshareholdermeeting.com/PRMW2021.
We designed the format of the online meeting to ensure that our shareowners who attend the meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareowner access, participation and communication through online tools. We will take the following steps to ensure such an experience:
•	providing shareowners with the ability to submit appropriate questions real-time via the meeting website; and
•	answering questions submitted in the time allotted for the meeting (given time constraints, we may have to limit the number of questions addressed at the meeting).
If there are any questions that cannot be addressed due to time constraints or for any other reason, we will post answers to such questions on our website following the meeting. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. Only questions that are relevant to the purpose of the meeting or our business will be answered.

VOTING AT THE MEETING
Who Can Vote
March 15, 2021 is the record date to determine shareowners who are entitled to receive notice of the meeting. Shareowners at the close of business on that date will be entitled to vote at the meeting. As of the record date, 160,811,933 common shares were outstanding. Each common share entitles the holder to one vote on all matters presented at the meeting.
Voting By Registered Shareowners
The following instructions are for registered shareowners only. If you are a non-registered beneficial shareowner, please follow your intermediary’s instructions on how to vote your shares. See below under “Voting By Non-Registered Beneficial Shareowners.”
Voting at the Meeting
Primo is holding the meeting in a virtual only format and shareowners will not be able to attend the meeting in person. Registered shareowners who attend the meeting online by accessing www.virtualshareholdermeeting.com/PRMW2021 may electronically vote the shares registered in their name on resolutions put before the meeting. If you are a registered holder who will attend and vote online at the meeting, you do not need to complete or return the form of proxy, although you are requested to do so. Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy. Sending in a proxy card will not prevent a registered shareowner from voting online at the meeting. Such registered shareowner’s vote will be taken and counted at the meeting. If you are attending the meeting, please log-on to the virtual meeting in advance to ensure that your vote will be counted.
Voting by Proxy
If you are a registered shareowner but do not plan to attend the online meeting, there are four ways that you can vote your proxy:
Mail: You may vote by completing, dating and signing the enclosed form of proxy and returning it to Broadridge Corporate Issuer Services (“Broadridge”) no later than 11:59 p.m. local time in Tampa on May 3, 2021, or the last business day prior to any postponed or adjourned meeting, by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 using the envelope provided.
Telephone: You may vote over the phone by calling toll free 1-800-690-6903 no later than 11:59 p.m. local time in Tampa on May 3, 2021 or the last business day prior to any postponed or adjourned meeting.
Internet: You may vote over the Internet by accessing www.proxyvote.com and following the proxy login and voting procedures described for the meeting. The enclosed form of proxy contains certain information required for the Internet voting process. Detailed voting instructions will then be conveyed electronically via the Internet to those who have completed the login procedure. You may vote (and revoke a previous vote) over the Internet at any time before 11:59 p.m. local time in Tampa on May 3, 2021 or the last business day prior to any postponed or adjourned meeting.
The Internet voting procedure, which complies with Canadian law, is designed to authenticate shareowners’ identities, to allow shareowners to vote their shares and to confirm that shareowners’ votes have been recorded properly. Shareowners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareowners. Also, please be aware that Primo is not involved in the operation of the Internet voting procedure and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccurate, erroneous or incomplete information that may appear.
Other: If you have not availed yourself of any of the foregoing voting procedures by 11:59 p.m. local time in Tampa on May 3, 2021 or the last business day prior to any postponed or adjourned meeting but still wish to vote by proxy, you may vote by (i) completing, dating and signing the enclosed form of proxy and faxing it to the attention of our Secretary at (813) 434-2139, or (ii) having the person you have chosen as your proxyholder deliver it in person to our Secretary, in each case so that it is received prior to the commencement of the meeting or any postponed or adjourned meeting.

What Is a Proxy?
A proxy is a document that authorizes another person to attend the meeting and cast votes on behalf of a registered shareowner at the meeting. If you are a registered shareowner, you can use the accompanying proxy form. You may also use any other legal form of proxy.
How do You Appoint a Proxyholder?
Your proxyholder is the person you appoint to cast your votes for you at the meeting. The persons named in the enclosed form of proxy are directors or officers of Primo. You may choose those individuals or any other person to be your proxyholder. Your proxyholder does not have to be a shareowner of Primo. If you want to authorize a director or officer of Primo who is named on the enclosed proxy form as your proxyholder, please leave the line near the top of the proxy form blank, as their names are pre-printed on the form. If you want to authorize another person as your proxyholder, fill in that person’s name in the blank space located near the top of the enclosed proxy form.
Your proxy authorizes the proxyholder to vote and otherwise act for you at the meeting, including any continuation of the meeting if it is adjourned.
How Will a Proxyholder Vote?
If you mark on the proxy how you want to vote on a particular issue, your proxyholder must cast your votes as instructed. By checking “WITHHOLD” on the proxy form, you will be abstaining from voting.
If you do NOT mark on the proxy how you want to vote on a particular matter, your proxyholder is entitled to vote your shares as he or she sees fit. If your proxy does not specify how to vote on any particular matter, and if you have authorized a director or officer of Primo to act as your proxyholder, your shares will be voted at the meeting:
•	FOR the election of the nominees named in this proxy statement as directors;
•	FOR the approval of the appointment of PricewaterhouseCoopers LLP as Primo’s independent registered certified public accounting firm;
•
FOR the approval, on a non-binding advisory basis, of the compensation of the named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 67 (commonly referred to as “say-on-pay”);

•
FOR the confirmation, ratification and approval of Primo’s Shareholder Rights Plan described under “Approval of 2021 Rights Plan” beginning on page 68 of this proxy statement, in accordance with the resolution attached as Appendix B to this proxy statement on page B-1; and

•
FOR the approval of the continuance of Primo under the Business Corporations Act (Ontario) from the Canada Business Corporations Act (the “Continuance”) described under “Approval of the Continuance” beginning on page 70 of this proxy statement, in accordance with the resolution attached as Appendix E to this proxy statement on page E-1.

For more information on these matters, please see “Election of Directors,” beginning on page 8, “Independent Registered Certified Public Accounting Firm—Approval of Appointment of Independent Registered Certified Public Accounting Firm” on page 64, “Advisory Vote on Executive Compensation” on page 67, “Approval of 2021 Rights Plan” on page 68, and “Approval of the Continuance” on page 70.
If any amendments are proposed to these matters, or if any other matters properly arise at the meeting, your proxyholder can generally vote your shares as he or she sees fit. The notice of the meeting sets out all the matters to be presented at the meeting that are known to management as of March 15, 2021.
How do You Revoke Your Proxy?
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, by voting via the Internet at a later date or by attending the online meeting and voting at the online meeting. You may send a written notice to our Secretary to the following address: 4221 W. Boy Scout Blvd., Suite 400, Tampa, Florida 33607.

This revocation must be received by our Secretary before the meeting (or before the date of the reconvened meeting if it is adjourned), or in any other way permitted by law.
If you revoke your proxy and do not replace it with another form of proxy that is properly deposited, you may still vote shares registered in your name online during the meeting.
Voting By Non-Registered Beneficial Shareowners
If your common shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered beneficial shareowner (as opposed to a registered shareowner). Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our non-registered beneficial shareowners. Intermediaries often use a service company (such as Broadridge) to forward meeting materials to beneficial shareowners. Primo intends to pay for intermediaries to deliver proxy-related materials and the request for voting instructions (Form 54-101F7) to “objecting beneficial owners” in accordance with National Instrument 54-101—Communication with Beneficial Owners of Securities. If you are a non-registered beneficial shareowner, you can vote your common shares by proxy, by following the instructions your intermediary provides to you, through your intermediary or at the meeting. As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.
Voting at the Meeting
Primo is holding the meeting in a virtual only format and shareowners will not be able to attend the meeting in person. A non-registered beneficial shareowner who received a voting instruction form from the intermediary and who wishes to attend and vote at the meeting online by accessing www.virtualshareholdermeeting.com/PRMW2021 (or have another person attend and vote on their behalf) should strike out the proxyholders named in the voting instruction form and insert the beneficial shareowner’s (or such other person’s) name in the blank space provided or follow the corresponding instructions provided by the intermediary. However, even if you plan to attend the meeting, Primo recommends that you vote your shares in advance, so that your vote will be counted in the event you later decide not to attend the meeting.
Voting by Proxy through Intermediary
Internet: If your intermediary is registered with Broadridge, which we have retained to manage beneficial shareowner Internet voting, you may vote over the Internet by following the proxy login and voting instructions on your voting instruction form.
Through Intermediary: A beneficial shareowner who does not vote via the Internet will be given a voting instruction form or other document by his or her intermediary that must be submitted by the beneficial shareowner in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s Internet website). Occasionally, a beneficial shareowner may be given a form of proxy that has been signed by the intermediary and is restricted to the number of shares owned by the beneficial shareowner but is otherwise not completed. This form of proxy does not need to be signed by the beneficial shareowner. In this case, you can complete the form of proxy and vote by mail only in the same manner as described above under “Voting by Registered Shareowners—Voting by Proxy” beginning on page 2 of this proxy statement.
In all cases, beneficial shareowners should carefully follow the instructions provided by the intermediary.
Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareowner with respect to the voting of certain shares, or because under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the meeting. In addition to being able to submit to Primo or the intermediary, as applicable, a voting instruction form, beneficial shareowners are permitted to submit any other documents in writing that requests that the beneficial shareowner or a nominee thereof be appointed as a proxyholder.

Confidentiality of Vote
Broadridge counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:
•	there is a proxy contest;
•	the proxy contains comments clearly intended for management; or
•	it is necessary to determine a proxy’s validity or to enable management and/or the Board to meet their legal obligations to shareowners or to discharge their legal duties to Primo.
Quorum
The annual and special meeting requires a quorum, which for this meeting means:
•	at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled; and
•	persons owning or representing not less than a majority of the total number of our shares entitled to vote.
Vote Counting Rules
All matters that are scheduled to be voted upon at the meeting, other than as set out below, are ordinary resolutions. Ordinary resolutions are passed by a simple majority of votes—if more than half of the votes that are cast are cast in favor, the resolution passes.
Twelve directors nominated must be elected by ordinary resolution of the shareowners. Pursuant to Primo’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast (including votes “for” and votes “withheld”), such director is required to promptly deliver written notice to the ESG and Nominating Committee offering to resign from the Board. Primo’s Majority Voting and Director Resignation Policy is described more particularly below under the heading “Majority Voting and Director Resignation Policy” on page 16 of this proxy statement.
The approval of Primo’s independent registered certified public accounting firm and the reconfirmation, ratification and approval of Primo’s Shareholder Rights Plan must be approved by ordinary resolution of the shareowners.
The approval of the Continuance is a special resolution, which must be approved by not less than sixty-six and two-thirds percent (66 2∕3%) of the votes cast by the shareowners.
Due to the non-binding advisory nature of the matter to be voted upon in respect of the compensation of our executive officers, there is no minimum vote requirement for the proposal. However, the matter will be considered to have passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting.
Proxies may be marked “FOR,” “AGAINST” or “WITHHOLD/ABSTAIN.” Abstentions/withholding and broker non-votes are counted for purposes of establishing a quorum, but they are not counted as votes cast for or against a proposal.
Solicitation of Proxies
The cost of soliciting proxies will be borne by Primo. In addition, Primo may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile. We have hired MacKenzie Partners, Inc., a professional soliciting organization, to assist us in distributing proxy solicitation materials and responding to information requests from shareowners with respect to the materials. For these services, MacKenzie Partners, Inc. will be paid a fee of $12,500, plus limited reimbursement for out-of-pocket expenses.
Please Complete Your Proxy
Our management, with the support of the Board, requests that you fill out your proxy to ensure your votes are cast at the meeting. This solicitation of your proxy (your vote) is made on behalf of management and the Board.

PROCEDURE FOR CONSIDERING SHAREOWNER PROPOSALS
If you want to propose any matter for inclusion in our 2022 proxy statement, it must be received by our Chief Legal Officer and Secretary no later than November 25, 2021 at Primo Water Corporation, 4221 W. Boy Scout Blvd., Suite 400, Tampa, Florida 33607.
Our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 nor more than 60 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with these requirements will be permitted to nominate directors to the Board unless the “advance notice” requirements of our by-laws are waived by the Board in its sole discretion. You are advised to review our by-laws, which contain additional requirements about advance notice of director nominations.
If the Continuance is approved and effected, our by-laws will have substantially similar provisions relating to advance notice as described above.

PRINCIPAL SHAREOWNERS
We are not aware of any person who, as of March 15, 2021, beneficially owned or exercised control or direction, directly or indirectly, over more than 5% of our common shares except as set forth below:
Name and Address	Nature of Ownership or Control	Number of Shares	Percentage of Class(1)
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	Beneficial ownership	11,044,035	6.87%

Nitorum Capital, L.P.(3) 450 Park Avenue, 7th Floor New York, New York 10022	Beneficial ownership	10,546,115	6.56%

The Vanguard Group Inc.(4) 100 Vanguard Blvd. Malvern, PA 19355	Beneficial ownership	9,510,432	5.91%

Integrated Core Strategies (US) LLC(5) c/o Millennium Management LLC 666 Fifth Avenue New York, New York 10103	Beneficial ownership	8,254,613	5.13%

(1)	Percentage of class is based on 160,811,933 shares outstanding as of March 15, 2021.
(2)
Based on information reported in a Schedule 13G filed by BlackRock, Inc. on February 2, 2021 with the Securities and Exchange Commission (the “SEC”). As reported in such filing, BlackRock, Inc. is the beneficial owner of 11,044,035 shares, with sole voting power with respect to 10,834,270 shares and sole dispositive power with respect to 11,044,035 shares.

(3)
Based on information reported in a Schedule 13G/A filed jointly by Nitorum Capital, L.P. (“Nitorum Capital”), Nitorum GP, LLC (“Nitorum GP”), and Mr. Seth Rosen on February 16, 2021 with the SEC. As disclosed in the Schedule 13G/A, Nitorum Fund, L.P. and Nitorum Master Fund, L.P. (together, the “Nitorum Funds”) hold the common stock directly. Nitorum Capital serves as the investment adviser to the Nitorum Funds, Nitorum GP serves as the general partner of the Nitorum Funds, and Mr. Rosen serves as the Managing Partner of Nitorum Capital and the Managing Member of Nitorum GP. As indicated in the Schedule 13G/A, each of Nitorum Capital, Nitorum GP and Mr. Rosen have shared voting power and shared dispositive power over 10,546,115 shares.

(4)
Based on information reported in a Schedule 13G filed by The Vanguard Group Inc. (“Vanguard Group”) on February 10, 2021 with the SEC. As reported in such filing, the Vanguard Group is the beneficial owner of 9,510,432 shares, with shared voting power with respect to 785,560 shares, sole dispositive power with respect to 8,858,460 shares and shared dispositive power with respect to 651,972 shares.

(5)
Based on information reported in a Schedule 13G filed jointly by Integrated Core Strategies (US) LLC, Millennium Management LLC, Millennium Group Management LLC, and Israel A. Englander, on June 30, 2020 with the SEC. As reported in such filing, each of the reporting persons and entities listed in the filing are the beneficial owners of 8,254,613 shares, with shared voting power and shared dispositive power with respect to 3,065,757 shares.

FINANCIAL STATEMENTS
At the meeting, we will submit to our shareowners Primo’s annual consolidated financial statements for the year ended January 2, 2021, and the related report of Primo’s independent registered certified public accounting firm. No vote will be taken regarding the financial statements.

ELECTION OF DIRECTORS
The ESG and Nominating Committee of the Board (the “ESG and Nominating Committee”) reviews annually the qualifications of persons proposed for election to the Board and submits its recommendations to the Board for consideration.
The ESG and Nominating Committee believes that the Board should be comprised of directors with a broad range of experience and expertise. The following table reflects the diverse skill set requirements of the Board and identifies the specific experience and expertise brought by each individual director nominee.
	Industry Experience	International Experience	Executive Experience	Investment Banking/Private Equity/M&A Experience	Finance	Accounting	Legal	Governance
Britta Bomhard		X	X	X				X
Susan E. Cates	X	X	X	X	X	X		X
Jerry Fowden	X	X	X	X	X			X
Stephen H. Halperin		X		X			X	X
Thomas J. Harrington	X	X	X	X	X			X
Betty Jane Hess		X	X	X				X
Gregory Monahan				X	X	X		X
Mario Pilozzi	X	X	X		X			X
Billy D. Prim	X	X	X	X				X
Eric Rosenfeld		X		X	X			X
Graham W. Savage			X	X	X	X		X
Steven P. Stanbrook		X	X	X	X			X
In the opinion of the ESG and Nominating Committee and the Board, each of the twelve nominees for election as a director is well qualified to act as a director of Primo and, together, the nominees bring the mix of independence, diversity, expertise and experience necessary for the Board and its committees to function effectively. Our approach to corporate governance and the roles of the Board and its committees are described under “Corporate Governance” on page 53 of this proxy statement.
During 2020, the Board held nine meetings. Each of our incumbent directors attended, in person or by telephone, 75% or more of the applicable meetings of the Board and committees on which they served in 2020.
Set forth below is certain information concerning our nominees for election as directors of Primo, including information regarding each person’s service as a director, committee membership, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the ESG and Nominating Committee and the Board to determine that the person should serve as a director of Primo. Because Primo is incorporated under the Canadian Business Corporations Act, we are required to have at least 25% of our directors be Canadian residents. The directors who are Canadian residents are identified below. If elected, each director will hold office until the next annual meeting of shareowners.

The Board has considered the independence of each of the nominees for election as directors of Primo for purposes of the rules of the SEC, New York Stock Exchange and National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) of the Canadian Securities Administrators. All nominees are independent except for Mr. Harrington, our Chief Executive Officer, Mr. Fowden, our current Chairman of the Board and former Chief Executive Officer and Executive Chairman of the Board, and Mr. Prim, former Executive Chairman of the legacy Primo business. See “Certain Relationships and Related Transactions” on page 21 of this proxy statement for further discussion of the Board’s determinations as to independence.
Nominee	Committee Membership
Britta Bomhard, 52, of Princeton, New Jersey, U.S.A., is the Executive Vice President and Chief Marketing Officer of Church & Dwight Co., Inc., an S&P 500 company and maker of Arm & Hammer baking soda and other branded household, personal care and specialty products. She has held this position since 2016. She previously held the role of President of Europe at Church & Dwight from 2013 to 2016. From 2005 to 2013, Ms. Bomhard held the general manager role for Energizer Holdings, Inc. in Spain & Portugal and Nordics & Austria as well as a variety of marketing roles. Prior to Energizer, Ms. Bomhard worked for Wella AG and GlaxoSmithKline in their marketing organizations. Ms. Bomhard has served on our Board since November 2018. The Board nominated Ms. Bomhard to be a director because of her background in international business with extensive experience in strategic planning, sales and marketing, operational improvement and acquisition integration.
ESG and Nominating Committee
Susan E. Cates, 50, of Chapel Hill, North Carolina, U.S.A., is a Partner of Leeds Equity Partners, a private equity firm investing in the Knowledge Industries, and the Managing Partner of Leeds Illuminate, the firm’s growth equity investment entity. She serves on the Board of Advisors at Kenan-Flagler Business School at the University of North Carolina at Chapel Hill, where she co-chaired the Nominations and Governance Committee from 2016 through 2020. Ms. Cates served on the board of the legacy Primo business for six years prior to our acquisition of such business. She served on the audit committee of that board and was appointed lead independent director in January 2019. Ms. Cates served as the Chief Executive Officer of the Association of College and University Educators from 2019 to 2021, and as Chief Operating Officer of 2U, Inc., a leading provider of digital education services to universities around the world, from 2016 to 2017. Prior to joining 2U, Ms. Cates served as the President of Executive Development at UNC’s Kenan-Flagler Business School from 2008 to 2016, and as the founding Executive Director of MBA@UNC from 2010 to 2016. Prior to joining UNC, Ms. Cates was a partner with Best Associates, a Dallas-based private equity firm, where she led the identification, acquisition and oversight of multiple domestic and international companies operating in the education sector, including leading M&A efforts for Best Associates’ largest portfolio company and closing a series of acquisitions and partnerships in South America. Prior to joining Best Associates, she co-founded ThinkEquity Partners, a boutique investment bank in New York, with former colleagues from Merrill Lynch & Co. At ThinkEquity, Ms. Cates headed the education investment banking practice with responsibility for business development, client relationships and deal execution. Prior to co-founding ThinkEquity, she worked in investment banking at Merrill Lynch in New York, as well as in corporate lending at Wachovia Bank in Atlanta. She has served on our Board since May 2020. The Board nominated Ms. Cates to be a director because it believes that her extensive executive, financial and transactional experience, along with her knowledge of the legacy Primo business, will be valuable assets to the Board.
—

Nominee	Committee Membership
Jerry Fowden, 64, of St. Petersburg, Florida, U.S.A., was our Chief Executive Officer from 2009 until the end of 2018, at which point he became our Executive Chairman. Beginning in the second quarter of 2020, he transitioned to the role of Chairman. Prior to his service as our Chief Executive Officer, he served as President of our international operating segment, Interim President North America and Interim President of our UK and European business from 2007 to 2009. Prior to joining Primo, Mr. Fowden served as Chief Executive Officer of Trader Media Group (now known as Autotrader plc) and was a member of the Guardian Media Group plc’s board of directors from 2005 to 2007. Prior to this time, Mr. Fowden served in a variety of roles at multiple companies, including global Chief Operating Officer of ABInBev S.A. Belgium, an alcoholic beverage company, Chief Executive Officer of Bass Brewers Ltd., a subsidiary of AB InBev S.A. Belgium, Managing Director of the Rank Group plc’s Hospitality and Holiday Division and member of the Rank Group plc’s board of directors, Chief Executive Officer of Hero AG’s European beverage operations and various roles within PepsiCo Inc.’s beverage operations and Mars, Incorporated’s pet food operations. Mr. Fowden currently serves on the board of directors of Constellation Brands Inc., a premium alcoholic beverage company, and is a member of its Corporate Governance Committee and Chair of its Human Resources Committee. Mr. Fowden also serves on the board of directors of British American Tobacco p.l.c., a leading consumer goods company, and is a member of its Audit Committee and its Nominations Committee. Mr. Fowden previously served as a member of the board of directors of the American Beverage Association and the British Soft Drinks Association. He has served on our Board since 2009. The Board nominated Mr. Fowden to be a director because he is our former Chief Executive Officer and has extensive international business and industry experience.
—
Stephen H. Halperin, 71, of Toronto, Ontario, Canada, is of counsel at the law firm of Goodmans LLP. He was a partner with Goodmans from 1987 until his retirement from the partnership at the end of 2017. He is a member of the Board of Governors of McGill University and the nominating, governance and ethics committee of that board, and is on the board of directors of Our Family Office Ltd, a private company registered as an investment advisor under Canadian law. Mr. Halperin previously served on the board of trustees of KCP Income Fund, a custom manufacturer of national brand and retailer brand consumer products, and on the board of directors of Gluskin Sheff + Associates, Inc., a TSX-listed wealth management company. He has also served on the boards of five other publicly listed issuers. He has served on our Board since 1992. The Board nominated Mr. Halperin to be a director because he is an expert in Canadian corporate law, with over 40 years of experience counseling boards and senior management regarding corporate governance, mergers and acquisitions, compliance, disclosure, international business conduct, capital markets, corporate strategy and other relevant issues. Mr. Halperin is a Canadian resident.
Chair, Human Resources and Compensation Committee; ESG and Nominating Committee

Nominee	Committee Membership
Thomas J. Harrington, 63, of Tampa, Florida, U.S.A., was appointed as our Chief Executive Officer effective as of the beginning of 2019. Prior to his appointment, Mr. Harrington served as the Chief Executive Officer of our North America business unit since our acquisition of DS Services in December 2014 and was appointed President Route Based Services in July 2016. Prior to the acquisition, Mr. Harrington served in various roles with DS Services from 2004 to 2014, including Chief Executive Officer, President, Chief Operating Officer, West Division President, and Senior Vice President, Central Division. Prior to joining DS Services, Mr. Harrington served in various roles with Coca-Cola Enterprises, Inc. including Vice President and General Manager of Coca-Cola Enterprises New York and Chicago divisions. He also served in various sales and marketing roles with Pepperidge Farm from 1979 to 1985. Mr. Harrington previously served as a member of the board of directors of the National Automatic Merchandising Association, the International Bottled Water Association and the Water Quality Association. He has served on our Board since the beginning of 2019. The Board nominated Mr. Harrington to be a director because he is our Chief Executive Officer and has extensive international business and industry experience.
—
Betty Jane (BJ) Hess, 72, of Naples, Florida, U.S.A., was Senior Vice President, Office of the President, of Arrow Electronics, Inc., an electronics distributor listed on the NYSE, for five years prior to her retirement in 2004. At Arrow Electronics, Inc., Ms. Hess was responsible for global operations and led or participated in the integration of 62 acquisitions in the United States, Europe and Asia over a 20-year period. She served on the board of directors of the ServiceMaster Company, a company providing home maintenance and lawn care services, and Harvest Power, a firm specializing in the management of organic waste. Ms. Hess is the protagonist in case studies at Harvard Business School and MIT Sloan School of Management on integration strategy and operational excellence in the supply chain at Arrow Electronics, Inc. She has served on our Board since 2004. The Board nominated Ms. Hess to be a director because it believes that her executive experience, acquisition integration expertise, leadership and communication skills are valuable assets to the board.
Human Resources and Compensation Committee

Nominee	Committee Membership
Gregory Monahan, 47, of Darien, Connecticut, U.S.A., has been a Senior Managing Director of Crescendo Partners, L.P., a New York-based investment firm, since December 2014. Prior to December 2014, he served as Managing Director of Crescendo Partners and has held various positions at Crescendo Partners since May 2005. He is also a Managing Member and Portfolio Manager for Jamarant Capital, LP, a private investment firm. Previously, he was co-founder of Bind Network Solutions, a consulting firm focused on network infrastructure and security. Mr. Monahan is currently on the board of directors of Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultra-portable devices. He previously served on the board of directors of BSM Technologies Inc., a global commercial fleet telematics provider, COM DEV International Ltd., a supplier of space equipment and services, SAExploration Holdings Inc., a seismic data services company, ENTREC Corporation, a heavy haul and crane services provider, Bridgewater Systems, a telecommunications software provider, and O’Charley’s Inc., a multi-concept restaurant company. Mr. Monahan has served on our Board since June 2008. The Board nominated Mr. Monahan to be a director because it believes he possesses valuable financial expertise, including extensive expertise with capital markets transactions and investments in both public and private companies. He has served in managing roles in investment and technology consulting firms, which experience informs his judgment and risk assessment as a board member.
Audit Committee
Mario Pilozzi, 74, of Oakville, Ontario, Canada, was, until January 2008, President and Chief Executive Officer of Wal-Mart Canada Corp. He joined Wal-Mart Canada in 1994 as Vice-President of Hardline Merchandise and was promoted to Senior Vice-President of Merchandise and Sales, and later Chief Operating Officer, before serving as President and Chief Executive Officer. Prior to joining Wal-Mart Canada, Mr. Pilozzi held a broad range of positions with Woolworth Canada Inc. spanning more than 30 years, including the positions of Vice-President of Hardline Merchandise, Administrator of Store Openings, District Manager, Store Manager and several other key roles in Woolworth’s variety and discount-store divisions. Since his retirement in 2008, Mr. Pilozzi has served as a consultant for WalMart’s businesses in Puerto Rico, Brazil, Argentina, Chile, Mexico, China and Japan. Mr. Pilozzi has served on our Board since June 2008. The Board nominated Mr. Pilozzi to be a director because he has extensive executive experience with well-known, multinational corporations and understands the retail sales business of our retailer partners. Mr. Pilozzi is a Canadian resident.
Audit Committee

Nominee	Committee Membership
Billy D. Prim, 65, of Palm Beach Gardens, Florida, U.S.A., founded the legacy Primo business in 2004 and served on that board since inception and served as Executive Chairman from June 2017 until the closing of our acquisition of the legacy Primo business in March 2020. Prior to founding legacy Primo, Mr. Prim founded Blue Rhino Corporation, a provider of propane cylinder exchange and complementary propane and non-propane products, in March 1994 and served as its Chief Executive Officer and Chairman of the board. Mr. Prim led Blue Rhino’s initial public offering in May 1998 and remained its Chief Executive Officer until April 2004, when Blue Rhino was acquired by Ferrellgas Partners, L.P. at which time he was elected to the board of directors of Ferrellgas on which he served until November 2008. Mr. Prim previously served on the board of directors of Southern Community Bank and Trust from 1996 through 2005, its previous parent company, Southern Community Financial Corporation, and Towne Park Ltd. Mr. Prim also serves on the Wake Forest School of Business Board of Visitors and the Wake Forest Institute for Regenerative Medicine Advisory Board. He has served on our Board since May 2020. The Board nominated Mr. Prim to be a director because he has extensive business, managerial and leadership experience, as well as extensive knowledge of the legacy Primo business and substantial corporate and shareholder governance expertise.
—

Nominee	Committee Membership
Eric Rosenfeld, 63, of New York, New York, U.S.A., has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York-based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves as Chairman Emeritus for CPI Aerostructures Inc., a company engaged in the contract production of structural aircraft parts. He is also on the board at Pangaea Logistics Solutions Ltd., a logistics and shipping company, and Aecon Group Inc., a construction company. In addition, Mr. Rosenfeld is the CEO of Allegro Merger Corp., a shell company, and the Chief SPAC Officer of Legato Merger Corp., a special purpose acquisition company. Mr. Rosenfeld has also served as Chairman and CEO for Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation, Trio Merger Corp., Quartet Merger Corp. and Harmony Merger Corp., all blank check corporations that later merged with Hill International, Primoris Services Corporation, SAExploration Holdings Inc., Pangaea Logistics Solutions Ltd. and NextDecade Corporation, respectively. He was also a director of Canaccord Genuity Group Inc., a full-service financial services company, NextDecade Corporation, a development stage company building natural gas liquefaction plants, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices, AD OPT Technologies Inc., an airline crew planning service, Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc., a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, HIP Interactive, a video game company, GEAC Computer Corporation, a software company, Computer Horizons Corp. (Chairman), an IT services company, Pivotal Corp, a cloud software firm, Call-Net Enterprises, a telecommunication firm, Primoris Services Corporation, a specialty construction company, and SAExploration Holdings Inc., a seismic exploration company. Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a senior faculty member at the Director’s College. He has also been a regular guest host on CNBC. Mr. Rosenfeld has served on our Board since June 2008 and is our Lead Independent Director. The Board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director, make him an effective Lead Independent Director for the Board.
Chair, ESG and Nominating Committee

Nominee	Committee Membership
Graham W. Savage, 71, of Toronto, Ontario, Canada, is a corporate director. Between 2002 and 2007, Mr. Savage served as the Chairman of Callisto Capital L.P., a Toronto-based private equity firm. Prior to this, since 1998, Mr. Savage was Managing Director at Savage Walker Capital Inc., Callisto Capital L.P.’s predecessor. Between 1975 and 1996, Mr. Savage was with Rogers Communications Inc. in various positions culminating in being appointed the Senior Vice President, Finance and Chief Financial Officer, a position he held for seven years. In addition, Mr. Savage serves on the board of Postmedia Network Canada Corp. He has also previously served on the boards of Canadian Tire Corporation, Rogers Communications Inc., Alias Corp., Lions Gate Entertainment Corp. and Royal Group Technologies Limited, among others. Mr. Savage has served on our Board since February 2008. The Board nominated Mr. Savage to be a director because of his financial expertise, including expertise in the area of private equity. He is our audit committee financial expert and has served as Chief Financial Officer of a large public company. Mr. Savage also has board and committee experience at both public and private companies, and his extensive executive experience brings strong financial and operational expertise to the Board. Mr. Savage is a Canadian resident.
Chair, Audit Committee
Steven P. Stanbrook, 63, of Racine, Wisconsin, U.S.A., is a corporate director, currently serving on the boards of directors for Group 1 Automotive, Inc., an international automotive retailer listed on the NYSE, and Imperial Brands PLC, a multinational company listed on the London Stock Exchange. Additionally, he is an Executive Advisory Partner at Wind Point Partners, a Chicago-based private equity firm, where he serves on the Board of Directors of one of their portfolio companies, Voyant Beauty LLC, a contract manufacturer of personal and beauty care products. Mr. Stanbrook previously served on the board of directors of The Vollrath Company, LLC, a privately owned commercial and institutional foodservice equipment supplier, Hewitt Associates, Inc., a provider of human capital and management consulting services, and Chiquita Brands International, Inc., a producer and distributor of fresh fruit and produce, fruit ingredients and other processed foods, both listed on the NYSE. From 1996 to 2015, Mr. Stanbrook served in various roles at S.C. Johnson & Son, Inc., a global manufacturer of consumer products, including Chief Operating Officer, International Markets. Prior to S.C. Johnson & Son, Inc., he served as Chief Executive Officer of Sara Lee Bakery. Mr. Stanbrook has served on our Board since November 2018. The Board nominated Mr. Stanbrook to be a director because he has extensive executive experience gained through his various roles with international consumer packaged goods businesses and extensive governance experience gained from serving on the boards of multinational companies.
Human Resources and Compensation Committee
It is intended that each director will hold office until the close of business of the 2022 annual meeting or until his or her earlier resignation, retirement or death. Pursuant to Primo’s Corporate Governance Guidelines, no director may stand for election or re-election to the Board after the director has reached the age of 75 (a director that turns 75 during his or her term, however, may serve out the remainder of that term). Other than Mr. Pilozzi, no nominee identified above will reach the age of 75 prior to the date of the 2022 annual meeting. If elected at the 2021 Annual and Special Meeting, Mr. Pilozzi will serve out the remainder of his term and will not stand for re-election at the 2022 annual meeting.

Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote FOR the election to the Board of the twelve nominees who are identified above. Management and the Board do not contemplate that any of the nominees will be unable to serve as a director. If, for any reason at the time of the meeting, any of the nominees are unable to serve, then the persons named in the accompanying form of proxy will, unless otherwise instructed, vote at their discretion for a substitute nominee or nominees.
Cease Trade Orders, Corporate and Personal Bankruptcies, Penalties and Sanctions
To the knowledge of Primo, none of its directors and officers is, or within 10 years prior to the date hereof has been, a director, chief executive officer or chief financial officer of any company (including Primo) that (i) was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the director or officer was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the director or officer ceased to be a director, chief executive officer or chief financial officer and that resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
Except as set forth below, to the knowledge of Primo, none of its directors and officers is, or within 10 years prior to the date hereof has been, a director or executive officer of any company (including Primo) that, (i) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, or (ii) has, within 10 years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.
Mr. Savage resigned as a director of Sears Canada Inc. (“Sears”) on December 31, 2020. Prior to that time, he served on the Sears’ board since April 2015. On June 22, 2017, Sears announced that it and certain of its subsidiaries (the “Sears Group”) had been granted an order from the Ontario Superior Court of Justice (Commercial List) that, among other things, granted the Sears Group protection from their creditors under the Companies’ Creditors Arrangement Act (Canada). On June 29, 2017, Sears received notice that the Continued Listings Committee of the Toronto Stock Exchange (the “TSX”) had determined to delist Sears’ common shares effective at the close of market on July 28, 2017. Sears did not appeal the decision. Subsequently, on October 16, 2017, Sears announced that it had received approval from the Ontario Superior Court of Justice to proceed with a liquidation of all of its inventory and furniture, fixtures and equipment located at its remaining stores.
To the knowledge of Primo, none of its directors and officers has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to invest in Primo.
Majority Voting and Director Resignation Policy
Pursuant to Primo’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast, the director is required to promptly deliver a written notice to the ESG and Nominating Committee offering to resign from the Board. Following receipt of an offer of resignation, the ESG and Nominating Committee must consider whether or not to accept the offer of resignation and recommend to the Board whether or not to accept it. With the exception of exceptional circumstances that would warrant the continued service of the applicable director on the Board, the ESG and Nominating Committee is expected to accept and recommend acceptance of the resignation by the Board. In considering whether or not to accept the resignation, the ESG and Nominating Committee may consider factors provided as guidance by the TSX and all factors deemed relevant by members of the ESG and Nominating Committee including, without limitation, any stated reasons why shareowners withheld votes from the election of that nominee, the length of service and the qualifications of the director whose resignation has been submitted, such director’s contributions to Primo, Primo’s governance guidelines and Primo’s obligations under applicable laws. The Board must make its decision on the ESG and Nominating Committee’s recommendation within 90 days following the meeting of Primo’s shareowners. In considering the ESG and Nominating Committee’s recommendation, the Board will evaluate the factors considered by the ESG and Nominating Committee and such additional information and factors that the Board deems relevant and, with the exception of exceptional circumstances that would warrant the continued service of the applicable director on the Board, the Board will accept the resignation. If an offer of resignation is accepted in accordance with this policy, the Board may in accordance with the provisions of Primo’s articles and by-laws appoint a new director to fill any vacancy created by the resignation or reduce the size of the Board.

COMPENSATION OF DIRECTORS
We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. We set director compensation at a level that reflects the significant amount of time and high skill level required of directors in performing their duties for Primo and for its shareowners. In 2020, other than Thomas J. Harrington, our Chief Executive Officer, and Jerry Fowden, our Chairman of the Board and former Chief Executive Officer and Executive Chairman of the Board, no employees served as directors. Mr. Harrington was not compensated for serving as a director in 2020. His compensation as Chief Executive Officer during 2020 has been fully reflected in the Summary Compensation Table on page 38 of this proxy statement. Mr. Fowden transitioned from the role of Executive Chairman to Chairman of the Board on March 28, 2020. His compensation for serving as a director is included in the table below. We provided the following annual compensation to our non-employee directors in 2020:
Name	Fees Earned or Paid in Cash ($)(3)(4)	Stock Awards ($)(5)	Total ($)
Britta Bomhard	83,250	120,000	203,250
Susan E. Cates(1)	54,865	120,000	174,865
Jerry Fowden	162,000	131,831(6)	293,831(7)
Stephen H. Halperin(2)	97,125	120,000	217,125
Betty Jane Hess	83,250	120,000	203,250
Gregory Monahan	83,250	120,000	203,250
Mario Pilozzi(2)	83,250	120,000	203,250
Billy D. Prim(1)	54,865	120,000	174,865
Eric Rosenfeld	120,250	120,000	240,250
Graham W. Savage(2)	101,750	120,000	221,750
Steven P. Stanbrook	83,250	120,000	203,250
(1)	Ms. Cates and Mr. Prim were appointed to the Board on May 5, 2020.
(2)
Messrs. Halperin, Pilozzi and Savage are compensated in Canadian dollars. The amounts paid to such individuals are converted from the U.S. dollar amounts listed above to Canadian dollar amounts at the U.S. to Canadian conversion rate in effect at the time of payment.

(3)	As part of our broad-based effort to respond to the coronavirus (COVID-19) outbreak, all members of our Board voluntarily agreed to reduce their second quarter 2020 director cash compensation by 30%.
(4)
Non-employee directors are also reimbursed for certain business expenses, including travel expenses, in connection with Board and committee meeting attendance. These amounts are not included in the above table.

(5)
Represents common shares issued in payment of the annual director long-term incentive fee for non-employee directors. The values of the awards reflect the grant date fair values, as computed in accordance with FASB ASC Topic 718 (“ASC 718”).

(6)
Includes (1) a grant with a grant date fair value of $11,831, which represents the fee for services rendered from March 28, 2020, the date Mr. Fowden transitioned to the role of Chairman of the Board, to May 5, 2020, the date of the 2020 Annual Meeting of Shareowners, and (2) a grant with a grant date fair value of $120,000, which represents the fee for services from the date of the 2020 Annual Meeting of Shareowners to the date of the 2021 Annual and Special Meeting of Shareowners.

(7)	Mr. Fowden served as Executive Chairman in the first quarter of fiscal 2020, during which time he received $289,190 as compensation for that role.
Directors’ Compensation Schedule
The compensation of directors is considered in light of the overall governance structure of Primo. Compensation for directors is recommended to the Board by the Human Resources and Compensation Committee (the “Compensation Committee”) and is approved by the independent directors. Director compensation is set solely on an annual fee basis (paid quarterly in arrears) and per-meeting attendance fees are not paid. Generally, directors are not separately compensated for service on Board committees in roles other than the committee chair.

During 2020, directors were entitled to the following annual fees:
Category	Annual Fees(1)
Annual Board retainer	$90,000
Annual fee for the non-executive chair of the Board	$150,000
Annual fee for chairing the:
Audit Committee	$20,000
Compensation Committee	$15,000
ESG and Nominating Committee	$10,000
Annual fee for the lead independent director	$30,000
Annual long-term equity incentive fee (stock award)	$120,000
(1)	As part of our broad-based effort to respond to the coronavirus (COVID-19) outbreak, all members of our Board voluntarily agreed to reduce their second quarter 2020 director cash compensation by 30%.
Share Ownership Requirements for Board Members
The Board has adopted minimum share ownership requirements for non-management directors. Under the requirements, each such director must own common shares having a minimum aggregate value equal to five times his or her annual board retainer fee (excluding additional committee or chairman retainers). The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Primo’s common share price or capitalization. The value of shares owned by each director is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Directors are not required to attain the minimum ownership level by a particular deadline. However, until the guideline amount is achieved, such directors are required to retain an amount equal to 100% of net shares received as equity compensation. Once a director achieves the applicable ownership guideline, such director will be considered in compliance, regardless of any changes in the price of Primo common shares, so long as such director continues to own at least the number of Primo common shares owned in order to achieve the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, or performance share units or the exercise of stock options or stock appreciation rights. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such directors. These requirements are designed to ensure that directors’ long-term interests are closely aligned with those of our shareowners. Shares purchased on the open market may be sold in compliance with Primo’s policies and applicable securities law.
Each of the incumbent non-management directors, other than Britta Bomhard, who was appointed to the Board on November 5, 2018, holds common shares in excess of the threshold required by the share ownership guidelines as of December 31, 2020.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table and the notes that follow show the number of our common shares beneficially owned as of March 15, 2021 by each of our directors and the individuals named in the Summary Compensation Table, as well as by our current directors, director nominees and executive officers as a group.
Name	Common Shares Beneficially Owned, Controlled or Directed(1)	Options Exercisable within 60 days	Total	Common Shares Percentage of Class(2)
Britta Bomhard	22,661	—	22,661	*
Susan E. Cates	32,515	—	32,515	*
Jerry Fowden(3)	1,346,464	2,068,423	3,414,887	2.12%
Stephen H. Halperin	118,966	—	118,966	*
Betty Jane Hess	108,426	—	108,426	*
Gregory Monahan(4)	156,629	—	156,629	*
Mario Pilozzi	160,176	—	160,176	*
Billy D. Prim(5)	1,111,429	—	1,111,429	*
Eric Rosenfeld(6)	843,808	—	843,808	*
Graham W. Savage	51,672	—	51,672	*
Steven P. Stanbrook	36,161	—	36,161	*
Thomas J. Harrington(3)(7)	480,289	605,824	1,086,113	*
Jay Wells(3)	242,365	675,113	917,478	*
Charles R. Hinson(8)	124,999	69,962	194,961	*
David Muscato(3)	37,962	193,340	231,302	*
Marni Morgan Poe(3)	198,099	454,380	652,479	*
William “Jamie” Jamieson(3)	18,796	29,841	48,637	*
Directors, director nominees and executive officers as a group (consisting of 21 persons, including the directors and executive officers named above)	5,267,099(2)	4,215,833	9,482,932	5.90%
*	Less than 1%
(1)
Each director and officer has provided the information on shares beneficially owned, controlled or directed. The shareowners named in this table have sole voting and investment power over all shares shown as beneficially owned by them except as otherwise noted in the footnotes below.

(2)	Percentage of class is based on 160,811,933 shares outstanding as of March 15, 2021.
(3)	Amounts reported in the above table do not include unvested time-based restricted share units included in the amount of securities beneficially owned by such person as reported on Form 4.
(4)	Includes 27,280 shares indirectly held by Mr. Monahan through Jamarant Capital, L.P.
(5)
Includes (a) 1,073,301 common shares held by the Billy D. Prim Revocable Trust (as to which he has shared voting and investment power); (b) 15,887 common shares held by 2010 Irrevocable Trust fbo Sarcanda W. Bellissimo (as to which he has shared voting and investment power); (c) 15,887 common shares held by 2010 Irrevocable Trust fbo Anthony Gray Westmoreland (as to which he has shared voting and investment power); (d) 3,177 common shares held by the 2010 Irrevocable Trust fbo Jager Grayln Dean Bellissimo (as to which he has shared voting and investment power); and (e) 3,177 common shares held by the 2010 Irrevocable Trust fbo Joseph Alexander Bellissimo (as to which he has shared voting and investment power).

(6)	Includes 245,033 shares indirectly held by Mr. Rosenfeld through Crescendo Partners III, L.P. and 172,687 shares indirectly held by Mr. Rosenfeld through Crescendo Partners, II, L.P. Series II.
(7)	Includes 251,493 shares held indirectly by Mr. Harrington through TAH Capital LLC.
(8)
On February 28, 2020, we completed the sale of all of the equity of our S&D Coffee and Tea business to Westrock Coffee Company, LLC, and Mr. Hinson ceased to be an executive officer of Primo on that date. Information regarding his share ownership is based on our corporate records.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Board has determined that nine of the nominees for director, Britta Bomhard, Susan E. Cates, Stephen H. Halperin, Betty Jane Hess, Gregory Monahan, Mario Pilozzi, Eric Rosenfeld, Graham W. Savage and Steven P. Stanbrook, are independent within the meaning of the rules of the SEC, NYSE and NI 58-101. A director is “independent” in accordance with the rules of the SEC, NYSE and NI 58-101 if the Board affirmatively determines that such director has no material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us). Mr. Harrington is a management director and therefore is not independent. Mr. Fowden is our current Chairman of the Board and former Chief Executive Officer and Executive Chairman of the Board. In the second quarter of 2020, Mr. Fowden transitioned to the role of Chairman of the Board, and will not be eligible to be independent for a three-year period after the date of the transition (i.e., until March 2023). Mr. Prim is the former Executive Chairman of the legacy Primo business and was considered an executive officer in such role, and therefore will not be eligible to be independent for a three-year period after the closing of the Primo acquisition (i.e., until March 2023).
Mr. Halperin is of counsel at Goodmans LLP, a law firm that provides services to Primo on a regular basis, where he previously served as a partner prior to December 31, 2017. The amount of fees earned by Goodmans LLP for legal services rendered to Primo was and has been financially immaterial to Goodmans LLP and is unrelated to Mr. Halperin’s compensation from such firm. Following his retirement from the partnership, Mr. Halperin (i) has not received and is not anticipated to receive any compensation from Goodmans LLP, other than in respect of de minimis payments on account of ongoing benefit programs; and (ii) is not involved in the management or oversight of Goodmans LLP operations. Prior to his retirement, Mr. Halperin did not provide and was not involved in the provision of legal services by Goodmans LLP to Primo, and following his retirement, he has not and does not intend to provide or be involved in the provision of such services by Goodmans LLP to Primo. The Board considered these matters and determined that Mr. Halperin is independent.
Each director and nominee for election as director delivers to Primo annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and Primo participates, and in which the director or nominee, or such family member, has a material interest. Pursuant to Primo’s Corporate Governance Guidelines and the charter of the ESG and Nominating Committee, the ESG and Nominating Committee is required to review all transactions between Primo and any related party (including transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise), regardless of whether the transactions are reportable pursuant to Item 404 of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
After considering advice from the ESG and Nominating Committee, the Board is required to review, and, if appropriate, approve or ratify, such related party transactions. A “related party transaction” is defined under the Corporate Governance Guidelines as any transaction in which Primo was or is to be a participant and in which any related party has a direct or indirect material interest, other than transactions that (i) are available to all employees generally, (ii) involve compensation of executive officers or directors duly authorized by the appropriate board committee, or (iii) involve reimbursement of expenses in accordance with Primo’s established policy.
A “related party” is defined under the Corporate Governance Guidelines as any person who is, or at any time since the beginning of Primo’s last fiscal year was, an executive officer or director (including in each case nominees for director), any shareowner owning in excess of 5% of Primo’s common shares, or an immediate family member of an executive officer, director, nominee for director or 5% shareowner.
An “immediate family member” is defined under the Corporate Governance Guidelines as a person’s spouse, parents, stepparents, children, stepchildren, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person’s home.
Management and directors must also update the Board as to any material changes to proposed transactions as they occur.
Because related party transactions potentially vary, the ESG and Nominating Committee or the Board has not to date developed a written set of standards for evaluating them, but rather addresses any such transactions on a case-by-case basis.
To the knowledge of the directors, no insider, director or proposed nominee for election as a director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with Primo since January 2, 2021.
None of the directors, executive officers, employees, former executive officers, former directors or former employees of Primo has any indebtedness to Primo or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for 2020, who were:
Thomas J. Harrington	Chief Executive Officer
Jay Wells	Chief Financial Officer
Charles R. Hinson	Chief Executive Officer—S&D Coffee and Tea (the “S&D CEO”)(1)
David Muscato	President, North America
Marni Morgan Poe	Chief Legal Officer and Secretary
William “Jamie” Jamieson	Vice President, Global Chief Information Officer
(1)
On February 28, 2020, we completed the sale of all of the equity of our S&D Coffee and Tea business to Westrock Coffee Company, LLC, and Mr. Hinson ceased to be an executive officer of Primo on that date.

Our management’s focus is on executing our vision of becoming the leading brand in the pure-play water category with a unique portfolio of sustainable drinking water solutions. In 2020, our vision was executed through a focus on several key strategies: (1) Water Your Way, (2) Category Leading Innovation, (3) Customer for Life Promise, (4) Operational Excellence, (5) ESG Leadership, and (6) Associate Experience. We believe that our named executive officers were instrumental in helping us execute our strategy in 2020, as follows:
•	Completed the acquisition of the legacy Primo business and divestiture of S&D, allowing us to shift to our focus to leading drinking water solutions;
•	Enhanced our recurring-revenue offering with Water Exchange, Water Refill and Water Dispensers to complement our Water Direct and Water Filtration solutions;
•	Increased household penetration of our water solutions across our global footprint;
•	Utilized our contact-free offering to safely support our customers’ health and wellness journeys;
•	Improved our digital presence with the release of our MyWater App and other digital enhancements;
•	Launched innovative new dispensers and water products to drive water consumption growth;
•	Understood customer needs and improved customer experience based on their feedback;
•	Leveraged our global footprint and scale to increase productivity, efficiencies and margins;
•	Achieved ESG milestones in 2020, as further described under the heading “Environmental, Social and Governance”; and
•	Cultivated an engaged workforce with a consistent set of values and behaviors all rallying around our new purpose.
The primary objectives of our executive compensation program are to attract and retain executives, provide a competitive compensation package, and motivate and reward a talented, entrepreneurial and creative executive team to execute our vision. Our methods of achieving these objectives are summarized below:
Attract and retain talented executives	•
Provide a competitive total compensation package by taking into account base salary, opportunities for annual performance-based cash bonus compensation, and long-term compensation in the form of equity ownership

Motivate and reward executives	•	Provide a significant portion of each executive’s target total compensation in the form of equity compensation
	•	Balance incentives between equity-based and cash-based compensation to support a high-performing culture
Provide a competitive compensation package	•
Benchmark our compensation against competitors and peer group, with the ultimate objective of aligning our named executive officers’ compensation with the market median of the compensation of executives performing similar functions in the competitive market and in our peer group

Ensure internal equity among executives	•	Adjust compensation based on review of job responsibilities and individual performance in addition to market data
Align management and shareowner interests	•	Provide compensation based on short-term and long-term performance objectives
Pay for performance	•
Provide the majority of executive pay in variable, “at-risk” incentive awards - approximately 43% and 40% of targeted compensation in 2020 for our Chief Executive Officer and other named executive officers, respectively, to ensure that realized pay is tied to attainment of significant short-term and long-term operating goals

What We Do and Do Not Do. We seek to ensure that our executive compensation program is closely aligned with the interests of our shareowners by following these executive compensation best practices:
WHAT WE DO		WHAT WE DO NOT DO
✔
Administer a robust risk management program, which includes our Compensation Committee’s oversight of the ongoing evaluation of the relationship between our compensation programs and risk, as well as the oversight of risk by the Audit Committee on behalf of the full Board pursuant to the Audit Committee Charter
✘
Permit employees or directors to engage in any hedging or monetization transactions, short-term, or speculative transactions, or to hold Primo securities in a margin account or pledging Primo securities as collateral for a loan

✔	Award annual incentive compensation subject to achievement of objective and pre-established performance goals tied to operational and strategic objectives	✘	Perform stock option re-pricing without shareowner approval
✔	Benchmark executive officer compensation around the market median on all elements of target compensation against a relevant peer group	✘	Provide cash buyouts for underwater stock options or stock appreciation rights without shareowner approval
✔	Include double trigger change in control vesting provisions for equity awards	✘	Provide cash compensation upon death or disability
✔	Engage an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement	✘	Provide excise tax gross-ups upon change in control
✔
Use a clawback policy to allow the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Primo, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States
		✘	Provide excessive perquisites
✔
Require our directors, named executive officers, and other key employees to hold a certain amount of shares received as equity compensation from Primo, with the amount set at a particular multiple of base salary

The charts below illustrate the target total direct compensation for 2020 for our Chief Executive Officer and the average of the other four named executive officers who remained employed with us on January 2, 2021.

As summarized in the above charts:
✔	43% of Chief Executive Officer compensation is at-risk.	✔	40% of average named executive officer compensation is at-risk.
✔	59% of Chief Executive Officer compensation is long-term.	✔	52% of average named executive officer compensation is long-term.

Additionally, we believe that the following table is helpful in understanding the targeted versus actual payout of the performance-based cash bonuses to our named executive officers over the previous three fiscal years. This table supplements the information in the Summary Compensation Table appearing following the Compensation Discussion and Analysis.
PERFORMANCE-BASED CASH BONUS ACHIEVEMENT HISTORY
Named Executive Officer	Fiscal Year	Annual Bonus Actual Payout as Percent of Target
Thomas J. Harrington Chief Executive Officer	2020	73.0%
	2019	86.0%
	2018	37.3%

Jay Wells Chief Financial Officer	2020	73.0%
	2019	86.0%
	2018	91.0%

Charles R. Hinson Chief Executive Officer—S&D Coffee and Tea	2020	—(1)
	2019	131.0%
	2018	76.0%

David Muscato President, North America	2020	122.0%
	2019	—(2)
	2018	—(2)

Marni Morgan Poe Chief Legal Officer and Secretary	2020	73.0%
	2019	86.0%
	2018	91.0%

William “Jamie” Jamieson Vice President, Global Chief Information Officer	2020	73.0%
	2019	—(2)
	2018	—(2)
(1)	Mr. Hinson did not receive a performance bonus in 2020 as S&D was sold in early 2020.
(2)	Messrs. Muscato and Jamieson were not named executive officers in 2019 or 2018.
As we believe the above information indicates, Primo’s executive compensation program emphasizes compensation that is at-risk and generally only payable based on the achievement of challenging corporate and individual targets. We encourage you to read this Compensation Discussion and Analysis for details regarding our executive compensation program, including information about the 2020 compensation of the named executive officers.
Say-on-Pay and Say-on-Frequency Results
At the 2020 annual meeting of shareowners, we solicited from our shareowners an advisory vote on the compensation of our named executive officers. The shareowners voted to approve, on an advisory basis, the compensation of our named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, set forth in our 2020 annual meeting proxy statement. The vote was 96.3% of the shares voting “For,” 3.6% of the shares voting “Against,” and 0.1% of the shares “Withholding” their votes.
The Compensation Committee took into account the result of the shareowner vote in determining executive compensation policies and decisions since the 2020 annual meeting of shareowners. The Compensation Committee viewed the vote as an expression of the shareowners’ general satisfaction with our current executive compensation programs.
Consistent with our shareowners’ determination, on an advisory basis, at the 2017 annual and special meeting of shareowners, the Board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2023 annual meeting of shareowners.
Overview of Compensation Program
The Compensation Committee is responsible for overseeing Primo’s compensation reward programs, which include compensation (base salary, bonus and equity compensation) and limited perquisites as described below and as set forth in the Summary Compensation Table. In addition, the Compensation Committee is responsible for overseeing talent management and succession planning for the senior management team, as well as setting objectives and evaluating the performance of Primo’s Chief Executive Officer. To assist in executing its responsibilities, the Compensation Committee may retain independent compensation consultants, at Primo’s expense, who report solely to the Compensation Committee. The Compensation Committee is responsible for ensuring that the total compensation paid to our Chief Executive Officer and the officers who directly report to him is fair, reasonable and competitive. The Compensation Committee must recommend to the independent members of the Board, and the Board must review and, if it deems appropriate, approve any changes to our Chief Executive Officer’s compensation package. The Compensation Committee reviews and approves all compensation packages and any adjustments thereto for the direct reports. The Compensation Committee also approves any severance packages to departing direct reports, as well as the severance plans that govern the terms of the severance packages. We refer to the officers who report directly to our Chief Executive Officer as “direct reports.” In 2020, each of our named executive officers, other than Mr. Harrington, were direct reports.
Company Objectives
The primary objectives of our executive compensation program are to attract and retain executives, provide a competitive compensation package, and motivate and reward a talented, entrepreneurial and creative executive team. Our methods of achieving these objectives are summarized below:
Attract and retain talented executives	•
Provide a competitive total compensation package by taking into account base salary, opportunities for annual performance-based cash bonus compensation, and long-term compensation in the form of equity ownership

Motivate and reward executives	•	Provide a significant portion of each executive’s target total compensation in the form of equity compensation
	•	Balance incentives between equity-based and cash-based compensation to support a high-performing culture
Provide a competitive compensation package	•
Benchmark our compensation against competitors and peer group, with the ultimate objective of aligning our named executive officers’
compensation with the market median of the compensation of executives performing similar functions in the competitive market and in Primo’s peer group

Ensure internal equity among executives	•	Adjust compensation based on review of job responsibilities and individual performance in addition to market data
Align management and shareowner interests	•	Provide compensation based on short-term and long-term performance objectives
Pay for performance	•
Provide the majority of executive pay in variable, “at-risk” incentive awards - approximately 43% and 40% of targeted compensation in 2020 for our Chief Executive Officer and other named executive officers, respectively, to ensure that realized pay is tied to attainment of significant short-term and long-term operating goals

Setting Executive Compensation and the Role of Executive Officers in Compensation Decisions
Periodically, the Compensation Committee determines what adjustments, if any, to base salary, cash performance bonus amounts, performance targets for performance-based compensation, and the applicable levels and targets for other compensation would be appropriate for our Chief Executive Officer, and recommends any adjustments to the Board. The Board considers the Compensation Committee’s proposals and, if acceptable, approves them.
The Compensation Committee also determines whether any adjustments to compensation would be appropriate for the direct reports. The Compensation Committee, annually and as it otherwise deems appropriate, meets with our

Chief Executive Officer and our Vice President Corporate Human Resources to obtain recommendations with respect to our compensation programs and packages for the direct reports. The Chief Executive Officer and our Vice President Corporate Human Resources may make recommendations to the Compensation Committee on base salary, long-term incentive plan awards, performance targets, and other compensation terms for the direct reports that the Compensation Committee may consider. The Compensation Committee considers management’s proposals, reviews independent data to validate these recommendations and, if acceptable, approves them. The Compensation Committee is not bound to, and does not always accept, management’s recommendations with respect to executive compensation for the direct reports. In addition, the Compensation Committee has the authority to access (at Primo’s expense) independent, outside compensation consultants and other advisors for both advice and competitive data as it determines the level and nature of Primo’s executive compensation.
In 2020, the Compensation Committee continued to retain Frederic W. Cook & Co. (“FW Cook”) as its sole independent compensation consultant. FW Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competitiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. FW Cook did not provide any additional services to the Board or management in 2020.
The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from FW Cook addressing the independence of FW Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Primo by FW Cook; (ii) fees paid by Primo as a percentage of FW Cook’s total revenue; (iii) policies or procedures of FW Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Primo stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.
The Compensation Committee periodically reviews compensation data and pay practices from Primo’s peer group and general industry surveys to determine the “market median” of the compensation of executives performing similar functions in the competitive market and in Primo’s peer group. However, the Board and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and his direct reports, respectively. As a result, compensation for these executives may differ materially from the peer group and may vary according to factors such as experience, position, tenure, individual and organizational factors, and retention needs, among others. The Compensation Committee periodically evaluates and selects which companies to reference for purposes of executive compensation competitiveness. With guidance from its compensation consultant and input and discussion with management, the Compensation Committee discusses annually whether the mix of companies in the peer group produces a valid competitive analysis relative to our talent requirements.
The Compensation Committee, with input from FW Cook, determined that the peer group below, consisting of selected North American companies, was appropriate for setting 2020 target compensation.
Companies used for Compensation Comparison
AquaVenture Holdings Limited	Rexnord Corporation
A.O. Smith Corporation	Rollins, Inc.
The Brink’s Company	Servicemaster Global Holdings Inc.
Chemed Corporation	Stericycle Inc.
Cintas Corporation	Tetra Tech, Inc.
Evoqua Water Technologies Corp.	UniFirst Corporation
Farmer Bros. Co.	Watts Water Technologies Inc.
Frontier Communications Corporation	Windstream Holdings, Inc.
IDEX Corporation	Xylem Inc.
Pentair plc

During its May 2020 meeting, the Compensation Committee, with input from FW Cook, reviewed the peer group that would be used for setting 2021 target compensation and determined to make the following changes to the peer group to more closely reflect Primo’s business and financial profile:
Removals	Additions	Revised Peer Group
AquaVenture Holdings Limited	ADT Inc.	ADT Inc.
Farmer Bros. Co.	Franklin Electric Co., Inc.	A.O. Smith Corporation
Frontier Communications Corporation	Mueller Water Products, Inc.	The Brink’s Company
Chemed Corporation
Cintas Corporation
Evoqua Water Technologies Corp.
Franklin Electric Co., Inc.
IDEX Corporation
Mueller Water Products, Inc.
Pentair plc
Rexnord Corporation
Rollins, Inc.
Servicemaster Global Holdings Inc.
Stericycle Inc.
Tetra Tech, Inc.
UniFirst Corporation
Watts Water Technologies Inc.
Windstream Holdings, Inc.
Xylem Inc.
In addition, the Compensation Committee reviews size-adjusted median compensation data from two general industry surveys in which management annually participates: the Aon Hewitt Total Compensation Measurement survey and the Willis Towers Watson Compensation Data Bank survey. The Aon Hewitt survey in 2019 included 450 companies ranging in size from approximately $1 million to over $250 billion in annual revenue, and the Willis Towers Watson survey in 2019 included over 800 organizations ranging in size from approximately $10 million to over $265 billion in annual revenue.
The Compensation Committee annually reviews peer group and survey data in recommending our Chief Executive Officer’s compensation to the Board and in setting compensation for the direct reports. We consider the compensation paid by companies in our peer group as one factor in setting compensation for our named executive officers, and we may review peer group data with respect to individual components of compensation in addition to overall compensation. Compensation for the majority of our named executive officers has historically fallen at the low end of our “market median range.” Our market median range is defined as plus or minus 10% of the market median for base salary, plus or minus 15% of the market median for all other elements of compensation, and plus or minus 15% of the market median for total direct compensation. Our goal, over time and depending on the success of our overall business, is to more closely align components of our named executive officers’ compensation with the market median range for all compensation elements. In 2020, total direct compensation opportunities for our named executive officers were within or below the market median range, except for the S&D CEO and Vice President, Global Chief Information Officer, which were above the high end of our market median range.
The Compensation Committee intends to continue to make adjustments to executive compensation in light of the objectives of our compensation program, our financial and competitive position and our business. The Compensation Committee may exercise discretion as to the type and magnitude of these adjustments. In addition, the Compensation Committee may choose to set compensation based on factors other than external data and company performance, including individual responsibilities, potential and achievement. The Compensation Committee believes that its 2020 decisions supported the objectives of Primo’s compensation program.
Long-Term versus Currently-Paid Compensation
Currently-paid compensation to our named executive officers includes base salaries, which are paid periodically throughout the fiscal year, annual cash performance bonuses based on performance targets proposed by management and approved by the Compensation Committee, which are awarded after the end of the fiscal year, and limited perquisites and personal benefits, which are paid consistent with our policies in appropriate circumstances. Our named executive officers historically have been eligible to participate in our long-term equity incentive plans, including the Amended and Restated Primo Water Corporation Equity Incentive Plan (the “Amended and Restated Equity Plan”) and the Primo Water Corporation 2018 Equity Incentive Plan, as each may be amended from time to time (the “2018 Equity Plan” and together with the Amended and Restated Equity Plan, the “Equity Plans”). The Equity Plans provide the Compensation Committee and management with the flexibility to design compensatory awards responsive to Primo’s business needs and goals. Awards under the Equity Plans may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments. The Equity Plans are described in more detail under the heading “Equity Compensation Plan Information” on page 51 of this proxy statement. Our executive officers may also participate in our 401(k) Plan, which is available to all employees in the United States, except for certain union employees.
The compensation structure for our named executive officers is intended to balance the need of these executives for current income with the need to create long-term incentives that are directly tied to achievement of our operational targets and growth in shareowner value. For our Chief Executive Officer, the Compensation Committee reviews peer group and survey data and recommends to the Board the terms of his compensation arrangements. The Board reviews the recommendation and, if acceptable, approves such arrangements. Our Chief Executive Officer and Vice President Corporate Human Resources review peer group and survey data and recommend to the Compensation Committee the terms of the compensation arrangements for direct reports. The Compensation Committee reviews those recommendations and, if acceptable, approves them.
Compensation Components
For 2020, the principal compensation components for Primo’s named executive officers consisted of the following:
Base salary
Fixed pay that takes into account an individual’s role and responsibilities, experience, expertise, and individual performance, and compensates named executive officers for services rendered during the fiscal year.

Cash Performance bonuses	Performance-based compensation that is paid to reward attainment of annual corporate and individual performance targets.

Long-term equity incentive awards
Equity compensation that reinforces the link between incentives and long-term Primo performance, incentivizes our named executive officers, aligns the interests of our named executive officers with those of our shareowners, and encourages executive retention.

Retirement benefits
Retirement benefits that provide the opportunity for financial security in retirement consistent with programs for our broad-based employee population, including limited matching contributions under Primo’s 401(k) Plan.

Limited perquisites and benefits
Limited perquisites and benefits that effectively facilitate job performance, including an annual executive physical examination, a car allowance, and, in the case of the President, North America, a housing allowance.

Base Salary
We provide named executive officers and other employees with base salary, paid over the course of the year, to compensate them for services rendered during the fiscal year. Base salary is determined by an annual assessment of a number of factors, including position and responsibilities, experience, individual job performance relative to responsibilities, impact on development and achievement of our business strategy, and competitive market factors for comparable talent in the peer group. However, the Board and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and the direct reports, respectively, and as a result, base salary for these executives may differ from that of comparable executives in the peer group.
In 2019, the Compensation Committee recommended, and the Board approved, an increase to the base salary for our Chief Executive Officer. Similarly, upon the recommendation of our Chief Executive Officer and our Vice President Human Resources in 2019, the Compensation Committee determined to increase the base salary for our other named executive officers (other than the S&D CEO). In making such determinations, the Board and the Compensation Committee considered the achievement of individual performance goals, a review of peer group and survey data, the results of Primo’s performance and input from FW Cook. The following table sets forth the 2020 base salary, 2019 base salary, and, if applicable, the percentage increases or decreases for each named executive officer:
Name	2020 Base Salary	2019 Base Salary	% Decrease or Increase
Thomas J. Harrington	$900,000	$850,000	5.9%
Jay Wells	$570,000	$553,019	3.1%
Charles R. Hinson	$1,000,000	$1,000,000	0.0%
David Muscato	$500,000	$463,500	7.9%
Marni Morgan Poe	$425,000	$401,300	5.9%
William “Jamie” Jamieson	$412,000	$400,000	3.0%
In 2020, the Compensation Committee recommended, and the Board approved, an increase to the base salary for our Chief Executive Officer, effective as of March 28, 2021. Similarly, in 2020, upon the recommendation of our Chief Executive Officer and our Vice President Corporate Human Resources, the Compensation Committee determined to increase the base salary for each of our other named executive officers (other than the S&D CEO), effective as of March 28, 2021.
Performance Bonuses
General
The Compensation Committee believes that some portion of overall cash compensation for named executive officers should be performance-based, that is, contingent on successful achievement of corporate and individual targets. To that end, and depending on our financial and operating performance, the Compensation Committee may approve performance-based bonuses. The addition of performance bonuses in these situations more closely aligns a named executive officer’s overall compensation with his or her individual performance and the profitability of the business unit for which he or she is accountable. Eligibility for performance bonuses is set forth in a named executive officer’s employment offer letter, and is based on market competitiveness, the impact of the executive’s role within Primo, and the executive’s long-term contributions. Any changes to the target bonus levels set forth in the employment offer letter for our Chief Executive Officer are recommended by the Compensation Committee and determined by the Board. Any changes to the target bonus levels set forth in the employment offer letters for the direct reports are reviewed and approved by the Compensation Committee. The targets related to performance-based bonuses are reviewed and approved by the Compensation Committee. The Compensation Committee believes that this bonus arrangement presents executives with clear, quantified targets that will focus them on strategic issues and align management’s interests with those of our long-term shareowners in the sustained growth of shareowner value.
At the end of each fiscal year, an individual performance review is conducted for each named executive officer. If an individual performance review results in a rating below acceptable levels for the relevant period, all or a portion of the performance bonus may be withheld, even if corporate targets were met. During the performance review for our Chief Executive Officer and for his direct reports, the Compensation Committee determines whether the individual performance targets were met. Our Board retains the discretion to make adjustments to the performance bonus for our Chief Executive Officer, and the Compensation Committee retains the discretion to make adjustments to the performance bonuses for the direct reports.
Additionally, discretionary bonuses may be paid to named executive officers, and three such bonuses were paid in 2020. The Chief Executive Officer recommended, and the Compensation Committee approved, bonuses payable in common shares to our Chief Financial Officer, President, North America and Vice President, Global Chief Information Officer, along with other members of management, to incentivize such individuals to achieve synergy targets in connection with the acquisition of the legacy Primo business. While discretionary bonuses may be paid in appropriate circumstances, no named executive officer has a guaranteed right to a discretionary bonus as a substitute for a performance-based bonus in the event that performance targets are not met.
The S&D CEO did not receive a performance bonus in 2020 as S&D was sold in early 2020. Mr. Hinson remained with the S&D business after the sale and ceased to be employed by us. References to our named executive officers in this section exclude Mr. Hinson.

Company Performance Targets
Performance bonus eligibility in 2020 was determined based in part on achieving corporate targets and in part on achieving individual targets. In 2020, the performance bonus of our named executive officers was calculated based on achievement of a specified level of EBITDA, operating free cash flow and revenue, weighted 50%, 25% and 25%, respectively.
For performance bonus purposes, (i) “EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, (ii) “operating free cash flow” is GAAP net cash provided by operating activities, less capital expenditures, and (iii) “revenue” is GAAP revenue. The metrics utilized for performance bonus purposes may be adjusted to exclude the impact of certain items as approved by the Compensation Committee, and as a result, they may not correspond to the reported measures used in Primo’s other disclosures or filings.
The business unit in which an individual is employed determines the bonus pool from which he or she is eligible to receive a performance bonus payment and the metrics applicable for the payment of the bonus. All of our named executive officers, other than the President, North America, participated in the Corporate bonus pool in 2020. The President, North America participated in the Primo Water North America bonus pool.
The metrics described above closely correspond with the performance of our business, and the Compensation Committee therefore viewed them as appropriate performance targets for measuring the achievement of Primo’s business goals by our named executive officers. Once the corporate performance targets were achieved, the individual performance of the named executive officer was considered, and if expectations for his or her role had been met, the executive was paid a bonus in full. A bonus could have been withheld in whole or in part if the executive did not meet expectations for his or her role. No bonus or portion of a bonus was withheld in 2020.
Performance bonuses in 2020 had a “threshold” level, a base “target” level and an “outperform” level. Performance bonuses may be paid if the actual result for any metric is less than the applicable “threshold” level; however, if the actual results for the EBITDA metric are below the “threshold” level, no performance bonuses will be paid, subject to the discretion of the Board and the Compensation Committee to modify the performance bonus of our Chief Executive Officer and his direct reports, respectively, based on achievement of individual performance targets. For 2020, our named executive officers could earn a performance bonus of up to a maximum level of 200% of the target bonus amount based on achievement of goals in excess of the “outperform” level. The target bonus awards for 2020 for our named executive officers varied between 75% and 110% of annual base salary.
The Compensation Committee believes that setting an achievable goal is important in motivating our employees appropriately and in constructing a pay package that allows us to compete successfully in the market for talented employees. The following chart sets forth the “threshold,” “target” and “outperform” performance targets established by the Compensation Committee in December 2019 for the bonus pools in which our named executive officers participate (which were subsequently revised in May 2020 to reflect the sale of S&D and the legacy Primo acquisition), and the actual results achieved for those bonus pools.
2020 Performance Bonus Program

Targets applicable to named executive officers ($ in millions)
	Corporate Pool (enterprise level)			PWNA Unit Pool (operating unit level)
	EBITDA $	Operating Free Cash Flow $	Revenue $	PWNA EBITDA $	PWNA Operating Free Cash Flow $	PWNA Revenue $
“Threshold”	303.0	123.4	2,005.3	244.0	159.9	1,497.3
“Target”	356.5	145.1	2,110.8	287.1	192.0	1,576.1
“Outperform”	409.9	167.0	2,258.6	330.1	216.3	1,686.4
Actual	$360.0	$136.6	$1,942.0	$311.8	$233.4	$1,489.9
These metrics are interpolated on a straight-line basis between the “threshold,” “target” and “outperform” performance levels, resulting in a payout percentage for each metric. The relative weighting for each metric as set forth in the chart below is applied to the payout percentages, and the results are aggregated, resulting in a bonus payout as a percentage of the target award. This percentage is then applied to the target bonus amount to determine the amount of a named executive officer’s bonus, subject to the discretion of the Board and the Compensation Committee to modify the performance bonus.
The following chart sets forth the calculation of the bonus payouts as a percentage of target award opportunities for the bonus pools in which our named executive officers participate.
2020 Performance Bonus Program

Calculation of bonus payout as a percent target award
	Corporate Pool (enterprise level)			PWNA Unit Pool (operating unit level)
	EBITDA 50%	Operating Free Cash Flow 25%	Revenue 25%	PWNA EBITDA 50%	PWNA Operating Free Cash Flow 25%	PWNA Revenue 25%
% Payout (Per Metric)	105%	81%	0%	143%	200%	0%
% Payout—Weighted (Per Metric)	53%	20%	0%	72%	50%	0%
Bonus Payout % Target Award	73%			122%
As noted above, actual results, when weighted as described above, resulted in a bonus payout of 73% of target award opportunity for our named executive officers other than the President, North America. The bonus payout for the President, North America was 122%.
For 2021, the Compensation Committee has determined to utilize the same metrics and weighting utilized in the 2020 performance bonus program.
Individual Performance Targets
During 2020, we used individual performance targets for named executive officers in two ways. First, the Compensation Committee could have reduced a performance bonus based on a named executive officer’s achievement of or failure to achieve individual performance targets. The Compensation Committee determined that our named executive officers met their respective individual performance targets and, as a result, no reductions would be made to performance bonuses. Second, the Compensation Committee made salary adjustment decisions with respect to a named executive officer based in part upon achievement of individual performance targets, as discussed above under the heading “Compensation Components—Base Salary” on page 29 of this proxy statement. The targets set for 2020 varied by business unit and the named executive officer’s function within Primo. The individual targets for the Chief Executive Officer were approved by the Compensation Committee, and the individual targets for the other named executive officers were approved by the Chief Executive Officer. The targets were set to reflect the executive’s role in ongoing and planned business initiatives and were designed to closely correlate with our business plan for 2020. In setting specific target levels, a variety of factors were considered, including our areas of focus for the year, our relationships with customers and suppliers and general economic conditions. A description of the individual 2020 performance targets applicable to our named executive officers is set out below:
Chief Executive Officer:
•	Develop and implement strategic and operational initiatives for long-term growth of Primo; and
•	Achieve specific financial and operational targets.
Chief Financial Officer:
•	Implement strategic and operational initiatives for long-term growth of Primo; and
•	Achieve specific financial and operational targets.
President, North America:
•	Implement strategic and operational initiatives for long-term growth of Primo; and
•	Achieve specific financial and operational targets.

Chief Legal Officer and Secretary:
•	Develop and oversee legal support function for implementation of strategic and operational initiatives for long-term growth of Primo; and
•	Resolve certain litigation matters in a cost effective manner.
Vice President, Global Chief Information Officer:
•	Implement strategic and operational initiatives for long-term growth of Primo.
The individual performance targets are set in order to accomplish two objectives. First, the targets represent management’s and the Compensation Committee’s goals for Primo’s performance over time, based on market factors and other operational considerations that we weigh in preparing internal forecasts. Second, they provide executives with meaningful objectives, directly related to their job function, that motivate them to positively contribute to our success.
Long-Term Incentive Plans
In 2020, our senior-level employees were eligible to participate in our Equity Plans. Generally, we use a methodology to determine award size based on benchmarking against our peer group and the industry in general, among other factors. The Equity Plans provide the Compensation Committee and management with the flexibility to design compensatory awards responsive to Primo’s needs. Awards under the Equity Plans may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments.
Beginning in December 2016, we began granting awards in the annual grant cycle for the following fiscal year. In December 2019, each of our named executive officers received an equity award for the 2020 annual grant cycle, and in December 2020, each of our named executive officers received an equity award for the 2021 annual grant cycle, in each case other than the S&D CEO. Each of these awards comprises a combination of performance-based restricted share units weighted 37.5%, time-based restricted share units weighted 25% and stock options weighted 37.5%. The Compensation Committee determined to award this combination of equity to the named executive officers following a review of peer group and survey data. All of the time-based restricted share units and stock options vest in three equal annual installments. The performance-based restricted share units granted in December 2019 vest based upon the achievement of a specific level of cumulative pre-tax income over a three-year period, while the performance-based restricted share units granted in December 2020 vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo’s 2021 fiscal year and ending on the last day of Primo’s 2023 fiscal year (weighted 75% and 25%, respectively). The Compensation Committee selected a three-year performance period based upon input received from FW Cook regarding the time period utilized with respect to similar awards made by Primo’s peer group companies, as well as the Compensation Committee’s belief that a three-year measurement period reinforces the link between incentives and long-term Primo performance. We believe that these equity awards incentivize our named executive officers, align the interests of our named executive officers with those of our shareowners and encourage executive retention. The December 2020 equity awards are reflected in the Summary Compensation Table on page 38.
The performance-based restricted share units granted in 2017 to our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer were originally granted with a pre-tax income target of $174.4 million. Following the sale of S&D and the acquisition of the legacy Primo business, the Compensation Committee determined to revise such target to $112.3 million to exclude from the target the pre-tax income attributable to S&D (discontinued operations) and include the pre-tax income attributable to acquired operations, and make similar adjustments to pre-tax income achieved for the three-year period ending at the end of 2020. Set forth below are the pre-tax income thresholds and variable vesting percentages based on the level of pre-tax income achieved:
Achievement	Pre-Tax Income	Percentage of Performance Units Vested
125% of Target or greater	$140.4 million	200%
100% of Target	$112.3 million	100%
70% of Target	$78.6 million	40%
Less than 70% of Target	Less than $78.6 million	0%
Actual (continuing operations)	$124.5 million	144%

As noted above, our actual cumulative pre-tax income for our remaining businesses (or continuing operations) during the three-year period ending at the end of fiscal 2020 was $124.5 million, which included the benefit of pre-tax income contributed by acquired companies (notably, legacy Primo). As a result, the percentage of performance-based restricted share units that vested in February 2021 was 144%. For performance-based restricted share unit purposes, “pre-tax income” is GAAP income before income taxes. This metric may be adjusted to exclude the impact of certain items as approved by the Compensation Committee and, as a result, it may not correspond to similarly titled reported measures used in Primo’s other disclosures or filings.
Retirement Benefits
In 2020, as part of our cost management efforts, we continued to limit executive benefits to those specifically granted pursuant to employment agreements (as discussed in the narrative following the Summary Compensation Table and below). Our named executive officers are eligible to participate in our 401(k) Plan, which is generally open to all employees in the United States except certain union employees. Employees can contribute a percentage of their eligible earnings, subject to annual contribution limits set by the Internal Revenue Service.
Perquisites and Other Personal Benefits
We provide our named executive officers with limited perquisites and other personal benefits that are not otherwise available to all of our employees, including an annual executive physical examination, a car allowance, and in the case of the President, North America, a housing allowance. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers to ensure that they are appropriately limited and effectively facilitate job performance. Perquisites and personal benefits are taken into account as part of the total compensation to executive officers.
Perquisites and other personal benefits for our named executive officers are set forth in the Summary Compensation Table, under the heading “All Other Compensation” and related footnotes on page 38 of this proxy statement.
Severance Arrangements
We have arrangements with our named executive officers to provide for payment and other benefits if such executive’s employment is terminated under certain circumstances. We have entered into such arrangements in order to discourage these executives from voluntarily terminating their employment with us in order to accept other employment opportunities, and to provide assurances to these executives that they will be compensated if terminated by us without cause.
Severance Plan
As of the last day of fiscal 2020, each of our named executive officers (other than the S&D CEO, who is no longer employed with Primo following the sale of S&D) participated in our Amended and Restated Severance and Non-Competition Plan (the “Amended and Restated Severance Plan”), which we first implemented in 2009. The Amended and Restated Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled. The Amended and Restated Severance Plan and entitlements under such plan are described in more detail under the heading “Potential Payments Upon Termination or Change of Control—Amended and Restated Severance Plan” on page 49 of this proxy statement.
Treatment of Equity Awards upon Termination or Change of Control
Our Equity Plans (see “Equity Compensation Plan Information” on page 51 of this proxy statement) contain provisions triggered by a change of control of Primo, thus providing assurances to our named executive officers and employees that their equity investment in Primo will not be lost in the event of the sale, liquidation, dissolution or other change of control of Primo. These terms provide for the acceleration of equity awards in limited circumstances, namely, when the awards (1) are not continued, assumed, or replaced by the surviving or successor entity or (2) are so assumed, but where a named executive officer or employee is involuntarily terminated for reasons other than Cause, or terminates his or her employment for Good Reason (as such capitalized terms are defined in the Amended and Restated Equity Plan), within two years after the change of control.

Additionally, our Equity Plans contain provisions triggered when a named executive officer or employee is terminated without Cause, resigns with Good Reason or retires. In the case of a termination without Cause or resignation with Good Reason, the Equity Plans contemplate partial vesting for performance-based awards, restricted shares and restricted share units based on the length of employment relative to the performance or vesting period and accelerated vesting of options, generally on the employment termination date. In the case of retirement (defined in the Equity Plans as having attained age 60, and completed ten continuous years of service with Primo), the Equity Plans contemplate continued vesting of such awards.
A more detailed discussion of payments in connection with a termination or change of control is set forth under “Potential Payments Upon Termination or Change of Control” on page 45 of this proxy statement.
Share Ownership Guidelines
The Board has established minimum share ownership requirements for the Chief Executive Officer, Chief Financial Officer, all other direct reports to the Chief Executive Officer, and certain other members of senior management. Under these requirements, the Chief Executive Officer must own common shares having a minimum aggregate value equal to six times his annual base salary. The Chief Financial Officer must own common shares having a minimum aggregate value equal to two times his annual base salary. Other direct reports must own common shares having a minimum aggregate value equal to one and a half times his or her annual base salary. The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Primo’s common share price, capitalization, or changes in the base salary or the title of the above mentioned persons.
The value of shares owned by each of the above persons necessary to maintain compliance with the guidelines is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Individuals are expected to monitor their own compliance throughout the year. Individuals subject to the guidelines are not required to attain the minimum ownership level by a particular deadline; however, until the guideline amount is achieved, the CEO is required to retain an amount equal to 100% of net shares received as equity compensation, and each other named executive officer is required to retain an amount equal to 75% of the net shares received as equity compensation. Once an individual achieves the applicable ownership guideline, he or she will be considered in compliance, regardless of any changes in base salary (except for promotional increases) or the price of Primo common shares, so long as he or she continues to own at least the number of Primo common shares owned at the time he or she achieved the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, performance share units or the exercise of stock options or stock appreciation rights. Shares purchased on the open market may be sold in compliance with Primo’s policies and applicable securities laws. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such persons. These requirements are designed to ensure that the economic interests of senior management correlate with the value of our stock and are thus closely aligned with the interests of Primo’s shareowners.
Employee Share Purchase Plan
We have maintained Primo’s Employee Share Purchase Plan (the “ESPP”) since 2015. The purpose of the ESPP is to provide eligible employees of Primo and our designated subsidiaries with an opportunity to acquire an ownership interest in us through the purchase of our common shares through payroll deductions at a discounted price. Eligible employees may purchase common shares at a price equal to 90% of the lower of the closing price of common shares on the NYSE on the first and last day of the offering period. We believe the ESPP further aligns the interests of our employees and shareowners and aids in the recruitment and retention of employees.
Insider Trading Restrictions and Policy Against Hedging
Our insider trading policy prohibits directors, officers, employees and consultants of Primo and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades by directors, executive officers and certain other employees are prohibited during certain prescribed blackout periods and are required to be pre-cleared by our Chief Legal Officer and Secretary, subject to limited exceptions for approved Rule 10b5-1 plans. This policy prohibits directors, officers, employees and consultants of Primo from engaging in “short sales” with respect to our securities, trading in put or call options, or engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to our securities. This policy also prohibits employees and directors, including the named executive officers, from holding Primo securities in a margin account or pledging Primo securities as collateral for a loan.
Policy Regarding Clawback of Incentive Compensation
Our Board has adopted a clawback policy that allows the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Primo, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.
We believe that the clawback policy is sufficiently broad to reduce the potential risk that an executive officer would intentionally misstate results in order to benefit under an incentive program and provides a right of recovery in the event that an executive officer took actions that, in hindsight, should not have been rewarded.
Risk Management Considerations
The Compensation Committee believes that Primo’s performance-based cash bonus and long-term incentive plans provide incentives for our executives and other employees to create long-term shareowner value. Several elements of the program are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk:
•
The base salary portion of compensation is designed to provide a steady income regardless of Primo’s performance so that executives do not feel pressured to focus on achievement of certain performance goals at the expense of other aspects of Primo’s business.

•
The performance goals used to determine the amount of an executive’s bonus are measures that the Compensation Committee believes drive long-term shareowner value. The Compensation Committee attempts to set ranges for these measures that promote success without encouraging excessive risk-taking to achieve short-term results.

•
The measures used to determine whether performance-based restricted share units vest are based on performance over a three-year period. The Compensation Committee believes that the three-year measurement period reinforces the link between incentives and long-term Primo performance, and the performance cycles overlap to reduce any incentive to maximize performance in a particular period at the expense of another.

•	Cash bonuses are capped at 200% of target. Similarly, vesting for performance-based restricted share units is capped at 200% of target.
•
The equity awarded to our named executive officers is a mix of performance-based restricted share units, time-based restricted share units and stock options. The Compensation Committee believes that this mix avoids having a relatively high percentage of compensation tied to one element, and that the time-based restricted share units and stock options should reduce risky behavior because these awards are designed to retain employees and because they are earned over time.

•	Compensation is balanced between short-term and long-term compensation, creating diverse time horizons.
•
The Compensation Committee believes that linking performance and the corresponding payout factor mitigates risk by avoiding situations where a relatively small amount of increased performance results in a relatively high corresponding amount of increased compensation.

•	Named executive officers are required to hold a certain amount of Primo shares, which aligns their interests with those of our shareowners.
•	We have implemented accounting policies and internal controls over the measurement and calculation of performance goals.

•
We have implemented a clawback policy, which is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

•
We have a “no-hedging” policy that prohibits our directors, officers, employees and consultants from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to Primo securities.

•
We have a policy prohibiting employees from engaging in any short-term, speculative transactions involving Primo securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options.

•	We have a policy prohibiting employees from holding Primo securities in a margin account or pledging Primo securities as collateral for a loan.
•
The Compensation Committee approves our short-term and long-term incentive compensation programs, which mitigates risk by empowering a group of independent directors with substantial experience and expertise.

•
The Compensation Committee has engaged an outside, independent compensation consultant who is knowledgeable regarding various compensation policies and their associated risks and is free from any conflict of interest.

The Compensation Committee has reviewed Primo’s compensation policies and practices for its employees and determined that the risks arising from those policies and practices are not reasonably likely to have a material adverse effect on Primo.
Tax and Accounting Implications
When determining amounts of long-term incentive grants to executives and employees, the Compensation Committee considers the accounting cost associated with the grants. Under FASB ASC Topic 718, “Share-based Payments,” grants of equity-classified awards result in compensation expense for Primo. The Compensation Committee considers the accounting and tax treatment accorded to equity awards and takes steps to ensure that any issues are addressed by management; however, such treatment has not been a significant factor in establishing Primo’s compensation programs or in the decisions of the Compensation Committee concerning the amount or type of equity award.
As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Prior to 2018, Section 162(m) limited the deductibility of compensation in excess of $1 million paid to our Chief Executive Officer and our three other most highly compensated executive officers (other than our principal financial officer) serving on the last day of the year. Beginning in 2018, as a result of the passage of the Tax Cuts and Jobs Act of 2017 (the “TCJA”), the $1 million deductibility limitation of Section 162(m) also applies to compensation paid to our principal financial officer and will continue to apply to each of these officers for all future years (including after death). Our Amended and Restated Equity Plan was intended to provide for the deductibility of payments in excess of the $1 million limitation with respect to awards under Primo’s annual performance bonus plan and awards of stock options and performance-based restricted share units, by designing these awards to constitute “qualified performance-based compensation.” Prior to 2018, qualified performance-based compensation was exempt from the deductibility limitations of Section 162(m). Beginning in 2018, however, the TCJA eliminated the qualified performance-based compensation exemption from Section 162(m), except for certain grandfathered payments related to awards made under plans in effect on November 2, 2017, which are not modified after such date. The adoption of the 2018 Equity Plan in May 2018 was intended, in part, to help preserve the grandfathered status of such awards under the Amended and Restated Equity Plan. In contrast, time-based restricted share units generally did not qualify as “performance-based compensation” under Section 162(m). Therefore, the payment of vested time-based restricted share units in some cases could be non-deductible due to the limitations of Section 162(m). While we view preserving tax deductibility as an important objective, we believe the primary purpose of our compensation program is to support our strategy and the long-term interests of our shareowners, and we intend to continue to make performance-based awards notwithstanding the elimination of the qualified performance-based compensation exception to the Section 162(m) deductibility limitation. In specific instances we have authorized, and in the future may authorize, compensation arrangements that are not fully tax deductible but that promote other important objectives of Primo and of our executive compensation program.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option/ SAR Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation ($)	Total ($)
Thomas J. Harrington Chief Executive Officer	2020	824,231(4)	—	3,579,266(5)	1,847,715(5)	722,700	25,633(6)	6,999,545(5)
	2019	850,000	—	1,562,500	937,500	731,000	25,760	4,106,760
	2018	802,220	250,000	1,437,500	862,500	301,253	20,914	3,674,387

Jay Wells Chief Financial Officer	2020	525,967(4)	521,550(7)	562,500	337,500	312,075	25,155(8)	2,284,747
	2019	553,019	—	562,500	337,500	356,697	24,533	1,834,249
	2018	473,051	—	562,500	337,500	322,857	18,573	1,714,481

Charles R. Hinson Chief Executive Officer—S&D Coffee and Tea(9)	2020	161,644	—	2,765,299(10)	—	—	—	2,926,943
	2019	1,000,000	—	—	—	1,310,000	25,769	2,335,769
	2018	1,000,000	—	468,750	281,250	760,000	25,522	2,535,522

David Muscato President, North America	2020	455,558(4)	457,500(7)	468,750	281,250	457,500	58,820(11)	2,179,378

Marni Morgan Poe Chief Legal Officer and Secretary	2020	389,196(4)	—	437,500	262,500	232,688	31,554(12)	1,353,438
	2019	398,154	—	437,500	262,500	256,809	16,819	1,371,782
	2018	386,993	—	437,500	262,500	264,123	18,044	1,369,160

William “Jamie” Jamieson Vice President, Global Chief Information Officer	2020	380,246(4)	376,980(7)	187,500	112,500	225,570	24,069(8)	1,306,865

(1)
Stock awards made in 2020 were time-based and performance-based restricted share units granted under the Amended and Restated Equity Plan and the 2018 Equity Plan. The amounts reported in this column for 2020 reflect the aggregate grant date fair values for time-based and performance-based restricted share units computed in accordance with ASC 718, excluding the effect of estimated forfeitures. The assumptions used for the valuations are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended January 2, 2021. Assuming achievement of the highest level of performance for these awards, the grant date fair values of awards subject to performance conditions would have been as follows: Mr. Harrington: $2,250,000; Mr. Wells: $675,000; Mr. Muscato: $562,500; Ms. Poe: $525,000; and Mr. Jamieson: $225,000.

(2)
The values of option awards reflect the grant date fair values, as computed in accordance with ASC 718. The assumptions used for the valuations are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended January 2, 2021.

(3)	The amounts under the Non-Equity Incentive Plan Compensation column reflect amounts earned under Primo’s annual performance bonus plan.
(4)	As part of our broad-based effort to respond to the coronavirus (COVID-19) outbreak, these executive officers voluntarily agreed to reduce their second quarter 2020 base salaries by 30%.
(5)
On August 4, 2020, we amended each of the Amended and Restated Equity Plan and the 2018 Equity Plan to provide for defined criteria for a retirement along with continued vesting of equity awards upon a retirement. Mr. Harrington meets the criteria for retirement under the Equity Plans, and as a result, we incurred incremental compensation expense associated with the modification of his outstanding awards. The incremental fair values of the modified awards computed as of the modification date are included in the Stock Awards and Option/SAR Awards columns, even though the grant date fair values for such equity awards are or have been reported in the Summary Compensation Table for prior fiscal years. Accordingly, the Summary Compensation Table shows a significant increase in the total compensation for fiscal 2020 for Mr. Harrington. This increase in compensation relates to accounting charges resulting from the modification of Mr. Harrington’s equity awards, and not an increase in the realizable value of the awards. The table below sets forth equity modification charges required by the applicable accounting rules and the total compensation amounts for fiscal 2020 after excluding such modification charges:

Name	Time-Based Restricted Share Unit Modification Charge	Performance- Based Restricted Share Unit Modification Charge	Options Modification Charge	Total Modification Charge	Total (Without Equity Accounting Modification Charge)
Thomas J. Harrington	$504,379	$1,199,887	$722,715	$2,426,981	$4,572,564
(6)	Represents a car allowance, 401(k) match, and annual medical exam.
(7)
Represents the grant date fair value of a bonus payable in common shares in connection with the legacy Primo acquisition based upon attainment of (1) a specified percentage target under Primo’s annual cash performance bonus plan for the Primo Water North America business, and (2) a specified annualized 2020 synergy target. The gross number of common shares ultimately issued (Mr. Wells: 29,922, Mr. Muscato 26,247, and Mr. Jamieson 21,628) was calculated based on the closing share price on February 12, 2021, the date that achievement of the performance target was certified by the Compensation Committee.

(8)	Includes a car allowance, phone allowance, 401(k) match, and annual medical exam.
(9)
On February 28, 2020, we completed the sale of all of the equity of our S&D Coffee and Tea business to Westrock Coffee Company, LLC, and Mr. Hinson ceased to be an executive officer of Primo on that date.

(10)
The amounts in the column represent (a) common shares issued to Mr. Hinson in connection with the sale of S&D with a grant date fair value of $2,516,180, and (b) $249,119 in incremental fair value on outstanding awards that were accelerated upon the closing of the sale resulting in a modification of such awards.

(11)	Includes a car allowance, 401(k) match, annual medical exam, and a $35,000 housing allowance.
(12)	Includes a car allowance, phone allowance, and 401(k) match.
CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of Mr. Harrington, our CEO, to the annual total compensation of our median associate. The 2020 annual total compensation of Mr. Harrington was $6,999,545, which includes a $2,426,981 equity modification charge (as further explained in footnote 5 to the Summary Compensation Table), which we are required to include in the ratio calculation. Mr. Harrington meets the criteria for retirement under the Equity Plans, and as a result, we incurred incremental compensation expense associated with the modification of his outstanding awards. The 2020 annual total compensation of our median compensated associate was $44,177, and the ratio of these amounts is 158 to 1 with the equity modification charge and 104 to 1 without the equity modification charge. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below.
Methodology for Determining Our Median Associate
As permitted under SEC rules, to determine our median associate, we used annual taxable compensation as derived from our payroll records. We believe that taxable compensation encompasses all of the principal methods of compensation that we use for our associates and provides a reasonable estimate of annual compensation for our associates. Furthermore, in identifying our median associate, wages and salaries were annualized for associates who were not employed for the full 2020 fiscal year and who were not temporary or seasonal. We did not make a full-time equivalent adjustment for any associate.
Determination Date and Associate Population
We determined that, as of October 31, 2020, the date we selected to identify the median associate, our associate population consisted of approximately 8,800 associates working for Primo (after reflecting the sale of our S&D Coffee and Tea business and the acquisition of the legacy Primo business) and its consolidated subsidiaries. No associates were excluded under the de minimis or data privacy exemptions under the rule.
Compensation Measure Used to Identify the Median Associate
To identify the median associate, we used base salary/wages and overtime pay, plus actual annual cash incentive compensation (annual bonus) paid through October 31, 2020 as the compensation measure. In addition, we annualized the compensation of all associates over the full calendar year and the compensation of new hires in 2020 as if they were hired at the beginning of the fiscal year. We did not make any cost-of-living adjustments.
Annual Total Compensation of Median Associate
In order to determine the annual total compensation of the median associate, we identified and calculated the elements of that associate’s compensation for 2020 in accordance with SEC requirements, resulting in annual total compensation in the amount of $44,177.
Annual Total Compensation of Chief Executive Officer
With respect to the annual total compensation of our CEO, we included the amount reported for Mr. Harrington in the “Total” column for 2020 in the Summary Compensation Table included in this proxy statement.
Named Executive Officer Employment Agreements
Each of our named executive officers has a written employment agreement or offer letter setting forth the material terms of his or her employment. Under these employment agreements or offer letters, these executives receive annual base salaries, which may be adjusted from time to time. Each of these agreements provides for:
•	eligibility to earn bonuses based upon the achievement of agreed-upon criteria established from time to time by the Compensation Committee; and
•	customary allowances and limited perquisites.

Each of the named executive officers employed by Primo as of the end of 2020 participates in both short-term and long-term incentive programs provided by us. The level of participation is determined by the Compensation Committee and varies by named executive officer. Each of our named executive officers is bound by restrictive covenants that generally limit their ability to compete with us in any countries in which we conduct business. They have also agreed to non-solicitation and non-disparagement covenants. These limitations continue during the term of employment and for a period of time following termination (regardless of the cause of the termination).
Potential severance payments in the event of termination or change of control of Primo for each named executive officer, as applicable, are described more particularly below under the heading “Potential Payments Upon Termination or Change of Control” on page 45 of this proxy statement.
Thomas J. Harrington Employment Agreement
On August 1, 2018, we entered into an employment letter agreement with Thomas J. Harrington to serve as our Chief Executive Officer, effective as of December 30, 2018, the first day of our 2019 fiscal year. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $927,000 effective as of March 28, 2021, and a car allowance. Mr. Harrington is eligible to participate in our annual performance bonus plan with a target bonus equal to 110% of his base salary.
Mr. Harrington is eligible to participate in all of our long-term incentive plans made available from time to time to our senior executives at the discretion of the Compensation Committee. The grants to Mr. Harrington under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2020” Table below.
Mr. Harrington participates in the Amended and Restated Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of one year following termination, regardless of the cause of the termination.
Jay Wells Employment Agreement
In December 2020, we entered into an amended and restated offer letter agreement with Jay Wells to serve as our Chief Financial Officer, which memorialized the previously disclosed terms of his employment with us. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $585,000 effective as of March 28, 2021, and a car allowance. Mr. Wells is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 75% of his base salary.
Mr. Wells is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The grants to Mr. Wells under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2020” Table below.
Mr. Wells participates in the Amended and Restated Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.
Charles R. Hinson Employment Agreement
On November 6, 2017, we entered into an amended and restated employment agreement with Charles R. Hinson, which amended and restated his prior employment agreement with S.& D. Coffee, Inc. (“S&D”), to serve as the Chief Executive Officer of S&D. The agreement had an indefinite term and provided for an annual base salary of $1,000,000. Mr. Hinson was eligible to participate in our annual performance bonus plan with an annual target bonus equal to 100% of his base salary.
Mr. Hinson was also eligible to participate in benefit plans made available to S&D employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. Mr. Hinson did not receive a long-term incentive award grant in 2019.

On February 28, 2020, we completed the sale of all of the equity of our S&D Coffee and Tea business to Westrock Coffee Company, LLC, and Mr. Hinson ceased to be an executive officer and employee of Primo on that date, but remains a named executive officer for this proxy statement as a result of the compensation received from us in 2020. Until February 28, 2021, Mr. Hinson was subject to a post-employment restrictive covenant that generally limited his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant.
David Muscato Employment Agreement
In June 2020, we entered into an offer letter agreement with David Muscato to serve as President, North America, effective June 26, 2020. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $513,000 effective as of March 28, 2021, a car allowance, and a housing allowance. Mr. Muscato is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of his base salary.
Mr. Muscato is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The grants to Mr. Muscato under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2020” Table below.
Mr. Muscato participates in the Amended and Restated Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.
Marni Morgan Poe Employment Agreement
In December 2020, we entered into an amended and restated offer letter agreement with Marni Morgan Poe to serve as our Chief Legal Officer, which memorialized the previously disclosed terms of her employment with us. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $450,000 effective as of March 28, 2021, and a car allowance. Ms. Poe is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of her base salary.
Ms. Poe is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The grants to Ms. Poe under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2020” Table below.
Ms. Poe participates in the Amended and Restated Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.
William “Jamie” Jamieson Employment Agreement
In January 2019, we entered into an offer letter agreement with William “Jamie” Jamieson to serve as our Vice President, Global Chief Information Officer. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $423,000 effective as of March 28, 2021, and a car allowance. Mr. Jamieson is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of his base salary.
Mr. Jamieson is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The grants to Mr. Jamieson under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2020” Table below.
Mr. Jamieson participates in the Amended and Restated Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.

Grants of Plan-Based Awards in Fiscal 2020
The following table sets forth information with respect to performance-based restricted share units, time-based restricted share units and stock options granted under the 2018 Equity Plan during the year ended January 2, 2021 to each of our named executive officers, as well as the range of possible cash payouts to each of our named executive officers under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2020. All awards granted in fiscal 2020 were granted under the 2018 Equity Plan.
Name	Grant Date	Board Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards and Options(5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas J. Harrington	—	—	495,000	990,000	1,980,000	—	—	—	—	—	—	—
	12/9/2020	12/9/2020	—	—	—	28,409	71,022	142,044	—	—	—	1,125,000
	12/9/2020	12/9/2020	—	—	—	—	—	—	47,348	—	—	750,000
	12/9/2020	12/9/2020	—	—	—	—	—	—	—	236,344	15.84	1,125,000
Jay Wells	—	—	213,750	427,500	855,000	—	—	—	—	—	—	—
	5/5/2020	5/5/2020	—	—	—	—	29,922	—	—	—	—	427,500(6)
	12/9/2020	12/9/2020	—	—	—	8,522	21,306	42,612	—	—	—	337,500
	12/9/2020	12/9/2020	—	—	—	—	—	—	14,204	—	—	225,000
	12/9/2020	12/9/2020	—	—	—	—	—	—	—	70,903	15.84	337,500
Charles R. Hinson	2/28/2020	2/13/2020	—	—	—	—	—	—	176,574(7)	—	—	2,516,180
David Muscato	—	—	187,500	375,000	750,000	—	—	—	—	—	—	—
	5/5/2020	5/5/2020	—	—	—	—	26,247	—	—	—	—	375,000(6)
	12/9/2020	12/9/2020	—	—	—	7,102	17,755	35,510	—	—	—	281,250
	12/9/2020	12/9/2020	—	—	—	—	—	—	11,837	—	—	187,500
	12/9/2020	12/9/2020	—	—	—	—	—	—	—	59,086	15.84	281,250
Marni Morgan Poe	—	—	159,375	318,750	637,500	—	—	—	—	—	—	—
	12/9/2020	12/9/2020	—	—	—	6,628	16,571	33,142	—	—	—	262,500
	12/9/2020	12/9/2020	—	—	—	—	—	—	11,047	—	—	175,000
	12/9/2020	12/9/2020	—	—	—	—	—	—	—	55,147	15.84	262,500
William “Jamie” Jamieson	—	—	154,500	309,000	618,000	—	—	—	—	—	—	—
	5/5/2020	5/5/2020	—	—	—	—	21,628	—	—	—	—	309,000(6)
	12/9/2020	12/9/2020	—	—	—	2,841	7,102	14,204	—	—	—	112,500
	12/9/2020	12/9/2020	—	—	—	—	—	—	4,734	—	—	75,000
	12/9/2020	12/9/2020	—	—	—	—	—	—	—	23,634	15.84	112,500
(1)
The amounts in these columns show the range of possible cash payouts under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2020. With respect to our named executive officers, amounts reported in these columns are calculated solely based on EBITDA, operating free cash flow, and revenue targets, and assume no adjustment to bonus levels based on achievement of individual performance targets. For additional information related to the annual cash incentive awards including performance goals, measures and weighting, see the “Compensation Discussion and Analysis” section of this proxy statement.

(2)
The amounts in these columns represent performance-based restricted share unit awards. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo’s 2021 fiscal year and ending on the last day of Primo’s 2023 fiscal year (weighted 75% and 25%, respectively). The amounts included in the “Target” column reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of the “target” ROIC and revenues are achieved. The amounts included in the “Maximum” column reflect the total number of shares that would be issued at the end of the three-year performance period if 125% of the “target” ROIC and revenues are achieved.

(3)
The amounts in this column represent grants of time-based restricted share units. Time-based restricted share units granted in 2020 vest in three equal installments on the first, second and third anniversaries of the grant date.

(4)	The amounts in this column represent grants of stock options. Stock options granted in 2020 vest in three equal installments on the first, second and third anniversaries of the grant date.
(5)
Unless otherwise noted, the “Grant Date Fair Value of Stock Awards and Options” column shows the full grant date fair values of the stock options and performance- and time-based restricted share units granted in fiscal 2020. The grant date fair values of the awards are determined under ASC 718 and represent the amounts we would expense in our financial statements over the vesting schedule for the awards. In accordance with SEC rules, the amounts in this column reflect the actual ASC 718 accounting cost without reduction for estimates of forfeitures related to service-based vesting conditions. The assumptions used for determining values are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended January 2, 2021. The amounts reflect our accounting for these grants and do not correspond to the actual values that may be realized by the named executive officers.

(6)
Common shares ultimately issued Mr. Wells: 29,922, Mr. Muscato 26,247, and Mr. Jamieson 21,628 were calculated based on the closing share price on February 12, 2021, the date that achievement of the performance target was certified by the Compensation Committee. Represents the grant date fair value of a bonus payable in common shares in connection with the legacy Primo acquisition based upon attainment of (1) a specified percentage target under Primo’s annual cash performance bonus plan for the Primo Water North America business, and (2) a specified annualized 2020 synergy target.

(7)	On February 28, 2020, we completed the sale of our S&D Coffee and Tea subsidiary. This award represents common shares issued to Mr. Hinson in connection with the sale.

Outstanding Equity Awards at 2020 Fiscal Year End
The following table sets forth information with respect to equity awards outstanding at January 2, 2021 for each of our named executive officers.
	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Type of Award	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Thomas J. Harrington	—	236,344(2)	15.84	12/9/2030	—	—	—
	91,642(3)	183,284(3)	13.67	12/11/2029	—	—	—
	143,034(4)	71,518(4)	14.68	12/11/2028	—	—	—
	108,921(5)	—	17.50	12/7/2027	—	—	—
	204,280(6)	—	10.40	12/6/2026	—	—	—
	57,947(7)	—	16.99	8/11/2026
	—	—	—	—	Performance-Based RSU	71,022(8)	1,113,625
	—	—	—	—	Time-Based RSU	47,348(9)	742,417
	—	—	—	—	Performance-Based RSU	68,580(10)	1,075,334
	—	—	—	—	Time-Based RSU	30,480(11)	477,926
					Performance-Based RSU	58,753(12)	921,247
	—	—	—	—	Time-Based RSU	13,056(13)	204,718
Jay Wells	—	70,903(2)	15.84	12/9/2030	—	—	—
	32,991(3)	65,982(3)	13.67	12/11/2029	—	—	—
	55,970(4)	27,985(4)	14.68	12/11/2028	—	—	—
	69,242(5)	—	17.50	12/7/2027	—	—	—
	78,793(6)	—	10.40	12/6/2026	—	—	—
	57,947(7)	—	16.99	8/11/2026	—	—	—
	197,774(14)	—	11.22	2/19/2026	—	—	—
	47,093(15)	—	9.25	2/25/2025	—	—	—
	52,734(16)	—	8.00	2/13/2024	—	—	—
	41,959(17)	—	9.29	5/2/2023	—	—	—
	40,610(18)	—	6.58	2/21/2022
	—	—	—	—	Performance-Based RSU	21,306(8)	334,078
	—	—	—	—	Time-Based RSU	14,204(9)	222,719
	—	—	—	—	Performance-Based RSU	24,689(10)	387,124
	—	—	—	—	Time-Based RSU	10,973(11)	172,057
	—	—	—	—	Performance-Based RSU	22,990(12)	360,483
	—	—	—	—	Time-Based RSU	5,109(13)	80,109
Charles R. Hinson	69,962(19)	—	14.68	12/11/2028	—	—	—
David Muscato	—	59,086(2)	15.84	12/9/2030	—	—	—
	27,492(3)	54,986(3)	13.67	12/11/2029
	110,565(20)	110,565(20)	14.58	4/16/2028	—	—	—
	—	—	—	—	Performance-Based RSU	17,755(8)	278,398
	—	—	—	—	Time-Based RSU	11,837(9)	185,604
	—	—	—	—	Performance-Based RSU	20,574(10)	322,600
	—	—	—	—	Time-Based RSU	9,144 (11)	143,378
	—	—	—	—	Performance-Based RSU	61,728(21)	967,895
	—	—	—	—	Time-Based RSU	20,576(22)	322,632
Marni Morgan Poe	—	55,147(2)	15.84	12/9/2030	—	—	—
	25,659(3)	51,320(3)	13.67	12/11/2029	—	—	—
	43,532(4)	21,766(4)	14.68	12/11/2028	—	—	—
	52,515(5)	—	17.50	12/7/2027	—	—	—
	62,013(6)	—	10.40	12/6/2026	—	—	—
	57,947(7)	—	16.99	8/11/2026	—	—	—
	73,844(14)	—	11.22	2/19/2026	—	—	—
	37,064(15)	—	9.25	2/25/2025	—	—	—
	41,504(16)	—	8.00	2/13/2024	—	—	—
	32,598(17)	—	9.29	5/2/2023	—	—	—
	27,704(18)	—	6.58	2/21/2022
	—	—	—	—	Performance-Based RSU	16,571(8)	259,833
	—	—	—	—	Time-Based RSU	11,047(9)	173,217
	—	—	—	—	Performance-Based RSU	19,202(10)	301,087
	—	—	—	—	Time-Based RSU	8,534(11)	133,813
	—	—	—	—	Performance-Based RSU	17,881(12)	280,374
	—	—	—	—	Time-Based RSU	3,974(13)	62,312

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Type of Award	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
William “Jamie” Jamieson	—	23,634(2)	15.84	12/9/2030	—	—	—
	10,997(3)	21,994(3)	13.67	12/11/2029	—	—	—
	9,422(23)	18,844(23)	14.82	4/1/2029	—	—	—
	—	—	—	—	Performance-Based RSU	7,102(8)	111,359
	—	—	—	—	Time-Based RSU	4,734(9)	74,229
	—	—	—	—	Performance-Based RSU	8,229(10)	129,031
	—	—	—	—	Time-Based RSU	3,658(11)	57,357
	—	—	—	—	Performance-Based RSU	7,591(24)	119,027
	—	—	—	—	Time-Based RSU	3,374(25)	52,904
(1)	The market value shown has been calculated based on the closing price of our common shares on the NYSE as of December 31, 2020 ($15.68), the last business day of our 2020 fiscal year.
(2)	This amount represents stock options granted on December 9, 2020, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(3)	This amount represents stock options granted on December 11, 2019, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(4)	This amount represents stock options granted on December 11, 2018, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(5)	This amount represents stock options granted on December 7, 2017, which vested in three equal installments on the first, second and third anniversaries of the grant date.
(6)	This amount represents stock options granted on December 6, 2016, which vested in three equal installments on the first, second and third anniversaries of the grant date.
(7)	This amount represents stock options granted on August 11, 2016, which vested in three equal installments on the first, second and third anniversaries of the grant date.
(8)
This amount represents performance-based restricted share units granted on December 9, 2020. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo’s 2021 fiscal year and ending on the last day of Primo’s 2023 fiscal year (weighted 75% and 25%, respectively). The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted ROIC and revenues that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Primo achieves 100% of the “target” ROIC and revenue levels.

(9)	This amount represents time-based restricted share units granted on December 9, 2020, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(10)
This amount represents performance-based restricted share units granted on December 11, 2019. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on December 29, 2019 and ending on the last day of our 2021 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Primo achieves 100% of the “target” pre-tax income level.

(11)	This amount represents time-based restricted share units granted on December 11, 2019, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(12)
This amount represents performance-based restricted share units granted on December 11, 2018. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on December 30, 2018 and ending on the last day of our 2021 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Primo achieves 100% of the “target” pre-tax income level.

(13)	This amount represents time-based restricted share units granted on December 11, 2018, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(14)	This amount represents stock options granted on February 19, 2016, which vested in three equal installments on the first, second and third anniversaries of the grant date.
(15)	This amount represents stock options granted on February 25, 2015 that vested on the last day of our 2017 fiscal year.
(16)	This amount represents stock options granted on February 13, 2014 that vested on the last day of our 2016 fiscal year.
(17)	This amount represents stock options granted on May 2, 2013 that vested on the last day of our 2015 fiscal year.
(18)	This amount represents stock options granted on February 21, 2012 that vested on the last day of our 2014 fiscal year.
(19)	This amount represents stock options granted on December 11, 2018 that fully vested upon the closing of the sale of S&D.
(20)	This amount represents stock options granted on April 16, 2018, which vest in four equal installments on the first, second, third and fourth anniversaries of the grant date.

(21)
This amount represents performance-based restricted share units granted on April 16, 2018. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on December 31, 2017 and ending on the last day of our 2021 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the four-year performance period if Primo achieves 100% of the “target” pre-tax income level.

(22)	This amount represents time-based restricted share units granted on April 16, 2018, which vest in four equal installments on the first, second, third and fourth anniversaries of the grant date.
(23)	This amount represents stock options granted on April 1, 2019, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(24)
This amount represents performance-based restricted share units granted on April 1, 2019. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on December 30, 2018 and ending on the last day of our 2021 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Primo achieves 100% of the “target” pre-tax income level.

(25)	This amount represents time-based restricted share units granted on April 1, 2019, which vest in three equal installments on the first, second and third anniversaries of the grant date.
Option Exercises and Stock Vested In Fiscal 2020
The following table sets forth information with respect to option exercises and stock awards vesting during 2020 for each of our named executive officers.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Thomas J. Harrington	—	—	78,163	1,305,022
Jay Wells	—	—	72,217	1,233,886
Charles R. Hinson	—	—	—	—
David Muscato	—	—	41,107	626,294
Marni Morgan Poe	—	—	32,282	543,506
William “Jamie” Jamieson	—	—	25,142	421,010
(1)
This amount includes (a) time-based restricted share units granted in 2017, the last installment of which vested on the third anniversary of the grant date, time-based restricted share units granted in 2018, one-third of which vested on the second anniversary of the grant date, and time-based restricted share units granted in 2019, one-third of which vested on the first anniversary of the grant date, (b) performance-based restricted share units granted in 2017, which vested in February 2021 upon certification by the Compensation Committee that the pre-tax income target with respect to such awards was achieved at the 144% level, and (c) with respect to Messrs. Wells, Muscato and Jamieson, common shares issued as a bonus in connection with the legacy Primo acquisition based upon attainment of (i) a specified percentage target under Primo’s annual cash performance bonus plan for the Primo Water North America business, and (ii) a specified annualized 2020 synergy target.

(2)
With respect to time-based restricted share units granted in 2017, the value realized on vesting has been calculated by utilizing the closing price of our common shares on the NYSE as of the applicable vesting date (December 7, 2020 ($15.49)). With respect to time-based restricted share units granted in 2018, the value realized on vesting has been calculated by utilizing the last closing price of our common shares on the NYSE as of the applicable vesting dates (April 16, 2020 ($9.36) and December 11, 2020 ($15.86)). With respect to time-based restricted share units granted in 2019, the value realized on vesting has been calculated by utilizing the last closing price of our common shares on the NYSE as of the applicable vesting date (April 1, 2020 ($8.92) and December 11, 2020 ($15.86)). With respect to performance-based restricted share units granted in 2017 and the common shares issued as a bonus to Messrs. Wells, Muscato and Jamieson in connection with the legacy Primo acquisition, the value realized on vesting has been calculated by utilizing the closing price of our common shares on the NYSE as of February 12, 2021 ($17.43), the date the Compensation Committee certified that the targets with respect to such awards were achieved.

Potential Payments Upon Termination or Change of Control
Amended and Restated Equity Plan and 2018 Equity Plan
Under the Equity Plans, in the event of a Change of Control and subject to any limitations imposed by Section 409A of the Internal Revenue Code of 1986, as amended, if applicable to an award, the surviving or successor entity may continue, assume or replace awards outstanding as of the date of the Change of Control. If (1) such awards are continued, assumed, or replaced by the surviving or successor entity, and within two years after the Change of Control a grantee experiences an involuntary termination of employment for reasons other than Cause, or terminates his or her employment for Good Reason, or (2) such awards are not continued, assumed or replaced by the surviving or successor entity, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable, and (iii) any performance objectives applicable to awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable award. Additionally, the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the Change of Control in exchange for payments to the holders as provided in the Equity Plans.
The Equity Plans define “Change of Control” as (i) the consummation of a consolidation, merger, amalgamation, or other similar corporate reorganization of Primo with or into any other corporation whereby the voting shareholders of Primo immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, or any acquisition or similar transaction or series of transactions whereby any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Primo, any entity controlled by Primo, or any employee benefit plan sponsored by Primo or an entity that is controlled by Primo), is or becomes, including pursuant to a tender or exchange offer for Primo common shares, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Primo representing 50% or more of the combined voting power of Primo’s then outstanding securities; (ii) the consummation of a sale by Primo of all or substantially all of Primo’s assets; (iii) the date upon which individuals who, on the effective date of the Amended and Restated Equity Plan constitute Primo’s board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board, provided that any person becoming a director subsequent to the effective date of the Amended and Restated Equity Plan whose appointment, election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the board (either by a specific vote or by approval of the proxy statement of Primo in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Primo as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board shall be deemed to be an Incumbent Director; or (iv) a proposal by or with respect to Primo being made in connection with a liquidation, dissolution or winding-up of Primo (the 2018 Equity Plan defines this prong of “Change of Control” as the liquidation, dissolution or winding-up of Primo).
The definitions of “Cause” and “Good Reason” in the Equity Plans are substantially similar to the definitions of “Cause” and “Good Reason” in the Amended and Restated Severance Plan, as described below, except that the Equity Plans provide that individual employment agreement definitions control, if applicable. If a Change of Control had occurred on January 2, 2021 and either (1) the surviving or successor entity continued, assumed or replaced awards and within two years after the Change of Control, a named executive officer was involuntarily terminated for reasons other than Cause, or terminated his or her employment for Good Reason, or (2) the surviving or successor entity did not continue, assume or replace awards outstanding as of such date, and the Compensation Committee had not in either case elected to terminate some or all of such outstanding awards in exchange for payments to the holders as provided in the Equity Plans, the unvested awards granted to our named executive officers would have vested on an accelerated basis as set forth below:
Equity Plans	Accelerated Vesting ($)(1)
Thomas J. Harrington	4,975,186
Jay Wells	1,717,178
David Muscato	2,452,651
Marni Morgan Poe	1,335,556
William “Jamie” Jamieson	604,322
(1)
Includes the value, based on the closing price of our common shares on the NYSE as of December 31, 2020 ($15.68), the last business day of our 2020 fiscal year, of common shares issuable pursuant to (i) time-based restricted share units granted in 2018, 2019 and 2020 that had not vested as of January 2, 2021, and (ii) performance-based restricted share units granted in 2019 and 2020, assuming the performance objectives applicable to such awards were satisfied at the “target” level of performance. Stock options granted in 2020 are not included in the table above, as the exercise price of such options exceeded the closing price of our common shares on the NYSE as of December 31, 2020.

These amounts are included in the applicable “Accelerated Vesting” column in the tables under the heading “Payments under the Amended and Restated Severance Plan” on page 49 of this proxy statement.

In the case of a grantee’s termination without Cause or resignation with Good Reason, the number of restricted share units to be deemed earned by a grantee is equal to the pro rata number of restricted share units that he or she would have earned on the vesting date had he or she been continuously employed through such vesting date, as calculated by reference to the portion of the applicable restriction period or performance period during which the grantee was actually employed. Additionally, unvested options vest as of the later of the date of termination and the one-year anniversary of the effective date of the award and continue to be exercisable for three years following the date of termination.
Assuming the employment of our named executive officers had been terminated on January 2, 2021 by Primo without Cause or by the named executive officers for Good Reason, they would have been entitled to the following:
Equity Plans	Equity Awards ($)(1)
Thomas J. Harrington	2,382,654
Jay Wells	847,144
David Muscato	1,720,905
Marni Morgan Poe	658,882
William “Jamie” Jamieson	289,063
(1)
Includes the value, based on the closing price of our common shares on the NYSE as of December 31, 2020 ($15.68), the last business day of our 2020 fiscal year, of common shares issuable pursuant to: (i) time-based restricted share units granted in 2018, 2019 and 2020 that had not vested as of January 2, 2021, and (ii) performance-based restricted share units granted in 2019 and 2020. Because the performance periods for the performance-based restricted share units granted to our named executive officers in 2019 and 2020 have not yet been completed, the number of common shares issuable pursuant to performance-based restricted share units that such named executive officers would have been entitled to on January 2, 2021 cannot be determined. As a result, this column includes the value of such performance-based restricted share units on a pro rata basis, assuming achievement of the performance goals at “target” and a share value equal to the closing price of our common shares on the NYSE as of December 31, 2020 ($15.68). Stock options granted in 2020 are not included in the table above, as the exercise price of such options exceeded the closing price of our common shares on the NYSE as of December 31, 2020.

These amounts are included in the applicable “Equity Awards” column in the tables under the heading “Payments under the Amended and Restated Severance Plan” on page 49 of this proxy statement.
Amended and Restated Severance Plan
In February 2009, we commenced the Severance Plan. On December 9, 2020, we amended and restated the Severance Plan (the “Amended and Restated Severance Plan”), to, among other things, (i) increase the severance multiple for each of the three employee participant categories, (ii) calculate the bonus component of the cash severance payment based on the participant’s target bonus for the year in which termination occurs rather than the participant’s average bonus for the prior two years, (iii) provide for pro-rata payment of the participant’s annual bonus based on actual performance for the year of termination, (iv) cap health and welfare benefit continuation at 18 months, and (v) provide for up to $15,000 of outplacement assistance. The other material terms of the existing plan were not changed by the amendment and restatement. As of January 2, 2021, each of our named executive officers employed on that date participated in the Amended and Restated Severance Plan.
The triggering events for any severance payments under the Amended and Restated Severance Plan are designed to discourage executive officers from voluntarily terminating their employment with us in order to accept other employment opportunities. The triggering events also provide assurances to the executive officers that they will be compensated if terminated by us without Cause. The Amended and Restated Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled.
The Compensation Committee determines which employees participate in the Amended and Restated Severance Plan. Each participant is assigned to one of three groups, which correspond to severance multiples as follows: Level 1 Employees—2 times; Level 2 Employees—1.25 times; Level 3 Employees—1 times. Mr. Harrington is a Level 1 employee; Messrs. Wells and Muscato and Ms. Poe are Level 2 employees; and Mr. Jamieson is a Level 3 employee.
The Amended and Restated Severance Plan defines “Cause” to mean:
(i)
the willful failure of the participant to properly carry out the participant’s duties and responsibilities or to adhere to Primo’s policies after written notice by Primo of the failure to do so, and such failure remaining uncorrected following an opportunity for the participant to correct the failure within ten days of the receipt of such notice;
(ii)
theft, fraud, dishonesty or misappropriation by the participant, or the gross negligence or willful misconduct by the participant, involving the property, business or affairs of Primo, or in the carrying out of the participant’s duties, including, without limitation, any breach by the participant of the representations, warranties and covenants contained in the participant’s employment agreement. if applicable, or Article 7 of the Amended and Restated Severance Plan;

(iii)	the participant’s conviction of or plea of guilty to a criminal offense that involves fraud, dishonesty, theft or violence;
(iv)	the participant’s breach of a fiduciary duty owed to Primo; or
(v)	the participant’s refusal to follow the lawful written reasonable and good faith direction of the Board.
The Amended and Restated Severance Plan defines “Good Reason” to include any of the following:
(i)	a material diminution in the participant’s title or duties or assignment to the participant of materially inconsistent duties;
(ii)
a reduction in the participant’s then current annual base salary or target bonus opportunity as a percentage of annual base salary, unless such reduction in target bonus opportunity is made applicable to all participants serving in substantially the same capacity as the participant;

(iii)
relocation of the participant’s principal place of employment to a location that is more than 50 miles away from the participant’s principal place of employment on the date upon which the participant became a participant, unless such relocation is effected at the request of the participant or with the participant’s approval;

(iv)
a material breach by Primo of any provisions of the Amended and Restated Severance Plan, or any employment agreement to which the participant and Primo are parties, after written notice by the participant of the breach and such failure remaining uncorrected following an opportunity for Primo to correct such failure within ten days of the receipt of such notice; or

(v)
the failure of Primo to obtain the assumption in writing of its obligation to perform the Amended and Restated Severance Plan by any successor to all or substantially all of the business or assets of Primo within fifteen days after a merger, consolidation, sale or similar transaction.

If a participant’s employment is terminated by us without Cause or by the participant for Good Reason, he or she will receive a cash payment of an amount equal to the participant’s total annual base salary and target bonus multiplied by his or her severance multiple. The terminated participant would also be paid accrued salary and vacation through the date of termination, less applicable withholdings, and a pro-rata payment of the participant’s annual bonus based on actual performance for the year of termination. In addition, the terminated participant would receive accelerated vesting of rights under our equity incentive plans, would continue to receive benefits under our benefit plans for the number of years equal to the severance multiple where we may do so legally and in accordance with the applicable benefit plans in effect from time to time (up to a maximum of 18 months), and would receive up to $15,000 of outplacement assistance.
Payments to all participants under the Amended and Restated Severance Plan subject to excise tax are cut back to an amount that will result in no portion of the payments being subject to the excise tax.
Participants whose employment terminates for Cause, or by voluntary resignation (other than for Good Reason), death, or disability are not entitled to benefits under the Amended and Restated Severance Plan.
Participants in the Amended and Restated Severance Plan agree to non-competition and non-solicitation provisions that continue beyond termination for the number of years equal to the applicable severance multiple, regardless of the cause of termination. Participants agree to execute a general release of claims against us in return for payments under the Amended and Restated Severance Plan, and the Amended and Restated Severance Plan supersedes applicable provisions of each participant’s prior employment agreement.

Payments under the Amended and Restated Severance Plan
As of January 2, 2021, each of our named executive officers employed on that date participated in the Amended and Restated Severance Plan. Under the Amended and Restated Severance Plan, if their employment is terminated by Primo without Cause or by the executive for Good Reason, the executive would receive a cash payment equal to the sum of his or her annual base salary and target bonus times a severance multiple.
Assuming his or her employment had been terminated on January 2, 2021 by Primo without Cause or by the executive for Good Reason, the applicable named executive officers would have been entitled to the following:
	Cash Severance ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Thomas J. Harrington	3,780,000	722,700	23,082	2,382,654	6,908,436
Jay Wells	1,246,875	312,075	24,755	847,144	2,430,848
David Muscato	1,093,750	457,500	—	1,720,905	3,272,155
Marni Morgan Poe	929,688	232,688	24,755	658,882	1,846,012
William “Jamie” Jamieson	721,000	225,570	24,755	289,063	1,260,387
Assuming his or her employment had been terminated in connection with a Change of Control on January 2, 2021, the applicable named executive officers would have been entitled to the following:
	Cash Severance ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Accelerated Vesting ($)	Total ($)
Thomas J. Harrington	3,780,000	722,700	23,082	4,975,186	9,500,968
Jay Wells	1,246,875	312,075	24,755	1,717,178	3,300,883
David Muscato	1,093,750	457,500	—	2,452,651	4,003,901
Marni Morgan Poe	929,688	232,688	24,755	1,335,556	2,522,686
William “Jamie” Jamieson	721,000	225,570	24,755	604,322	1,575,646
Termination by Primo for Cause; Resignation by the Executive Officer other than for Good Reason
We are not obligated to make any cash payment or benefit to any of our executive officers if the executive officer’s employment is terminated by us for Cause or if the executive officer resigns for other than Good Reason (each as defined in applicable employment or severance arrangements), other than the payment of unpaid salary and accrued and unused vacation pay.
Death or Disability
Upon an executive officer’s death or disability, we pay accrued salary and a prorated target bonus to the executive officer or the executive officer’s estate. Upon an executive officer’s death, a pro rata portion of any restricted shares, restricted share units, performance shares or performance units granted to such executive officer under the Equity Plans vest and are paid, in the case of performance shares or units, upon certification by the Compensation Committee of the achievement of the results for the applicable performance period, and in the case of restricted shares or restricted share units, following the executive officer’s death. We provide executive-level life, short-term disability, and long-term care benefits to our executive officers that are not also available to our employees generally. Amounts in respect of such benefits are disclosed in the Summary Compensation Table on page 38 of this proxy statement.
Retirement
In the case of a grantee’s retirement (defined in the Equity Plans as having attained age 60, and completed ten continuous years of service with Primo), the executive’s outstanding options that have not vested prior to the date of retirement will vest on the original vesting date(s) and thereafter will continue to be exercisable until the third anniversary of the date of retirement. Restricted shares, restricted share units, performance shares and performance units held by a retired grantee will continue to vest according to their original schedule, subject to acceleration provisions and the satisfaction of performance objectives, as applicable.

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT
The Human Resources and Compensation Committee of Primo’s Board (the “Compensation Committee”) has submitted the following report for inclusion in this proxy statement:
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Primo’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021 for filing with the SEC and with all applicable Canadian securities authorities.
The foregoing report is provided by the following directors, who constitute the Compensation Committee:
STEPHEN H. HALPERIN, CHAIR
BETTY JANE HESS
STEVEN P. STANBROOK

February 23, 2021

EQUITY COMPENSATION PLAN INFORMATION
Set out below is information about the Equity Plans. The Equity Plans generally require us to issue shares that would be dilutive to our shareowners.
Plan	Number of Common Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(1)	8,848,298(2)	US$13.07(3)	6,149,299(4)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	8,848,298(2)	US$13.07(3)	6,149,299(4)
(1)
Equity compensation plans approved by security holders include the Amended and Restated Equity Plan, which was approved on April 30, 2013, and amended on February 18, 2015, May 3, 2016 and March 13, 2020, and the 2018 Equity Plan, which was approved on May 1, 2018 and amended on March 13, 2020 and then on August 4, 2020 pursuant to Amendment No. 2 to the Primo Water Corporation 2018 Equity Incentive Plan (the “Amendment No. 2”). Pursuant to the Amendment No. 2, the following amendments were made to the 2018 Equity Incentive Plan: (i) including a retirement age and service concept; (ii) amending existing awards to continue vesting in the event of a retirement; (iii) adding a provision to allow options to be exercisable for up to three years post-termination (but not to extend beyond the initial expiry); (iv) adding restrictive covenants to future awards that will operate to enforce the retirement concept; and (v) amending the change of control provisions. A complete copy of Amendment No. 2 is available on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and the EDGAR website maintained by the SEC at www.sec.gov. The Board adopted Amendment No. 2 pursuant to section 17(a) of the 2018 Equity Incentive Plan and no further shareholder approval was required.

(2)
Represents 546,821 shares pursuant to time-based restricted share units, 1,031,344 shares pursuant to performance-based restricted share units, and 7,270,133 shares pursuant to stock options granted (and not exercised, forfeited or cancelled, as applicable) under the Equity Plans. If any of the shares to be issued pursuant to time-based restricted share units, performance-based restricted share units, or stock options are forfeited, expired, or are cancelled or settled without the issuance of shares, they will return to the pool of shares available for issuance under the Equity Plans. As of March 15, 2021, there were 8,535,672 shares to be issued upon the vesting or exercise of outstanding time-based restricted share units, performance-based restricted share units and stock options under the Equity Plans.

(3)	Represents the weighted-average exercise price of stock options granted under the Equity Plans.
(4)
Represents the number of shares available for future issuance under the Equity Plans. Based on the share counting methodology provided for in the Equity Plans, shares issued under each of the Equity Plans, respectively, will be applied to reduce the maximum number of shares remaining available for issuance under each of the Equity Plans, respectively; provided that the total number of shares available for issuance will be reduced 2.0 shares for each share issued pursuant to “full value” awards made after April 30, 2013 or May 1, 2018 for the Amended and Restated Equity Plan and the 2018 Equity Plan, respectively. “Full value” awards include any awards other than options or stock appreciation rights. “Full value” awards that lapse or are forfeited are returned to the pool at the same 2.0 multiple at which they were debited. As of January 2, 2021, there were 4,904,618 full value awards that were issued after April 30, 2013 under the Equity Plans, which reduce the shares available for future issuance under the Equity Plans by 9,809,236. As of March 15, 2021, approximately 195,919 shares remained available for issuance under the Amended and Restated Equity Plan and 5,799,380 shares remained available for issuance under the 2018 Equity Plan.

The Equity Plans are administered by the Compensation Committee or any other Board committee as may be designated by the Board from time to time. The Equity Plans provide the Compensation Committee flexibility to design compensatory awards that are responsive to Primo’s needs. Subject to the terms of the Equity Plans and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which payment or vesting of awards may be subject.
The burn rate for our Equity Plans for the past three fiscal years for 2018, 2019 and 2020 was 1.7%, 1.7%, and 2.3% respectively. Burn rate was calculated in accordance with applicable TSX guidance by dividing (1) the number of securities granted under the Amended and Restated Equity Plan for the applicable fiscal year (counting “full-value” awards at a 2 to 1 ratio and reflecting the actual payout percentage on the performance-based restricted share units) by (2) the weighted average securities outstanding for such fiscal year.

DIRECTORS’ AND OFFICERS’ INSURANCE
We provide insurance for the benefit of our directors and officers against certain liabilities that may be incurred by them in their capacity as directors and officers, as specified in the policy. We are reimbursed for amounts paid to indemnify directors and officers, subject to a deductible, which is our responsibility. There is no applicable deductible if we are unable to indemnify. The annual premium, which is currently $673,440, is paid by us.
Under the terms of our by-laws and agreements with each of our directors, we indemnify our directors and officers against certain liabilities incurred by them in their capacity as directors and officers to the extent permitted by law.

CORPORATE GOVERNANCE
Board and Management Roles
The Board has explicitly assumed responsibility for the stewardship of Primo, including:
•	adopting a strategic planning process;
•	identifying the principal risks for Primo and implementing appropriate risk management systems;
•	succession planning and monitoring of senior management;
•	ensuring that we have in place a communications policy to enable us to communicate effectively and in a timely manner with our shareowners, other stakeholders and the public generally; and
•	maintaining the integrity of our internal control and management information systems.
All decisions materially affecting Primo, our business and operations, including long-term strategic and operational planning, must be approved by the Board prior to implementation. Management develops and prioritizes strategic plans on an annual basis. Management then reviews these strategic plans with the Board during an annual Board strategy meeting, along with industry dynamics, Primo’s challenges, and legal, regulatory and governance developments, among other factors. At the conclusion of this annual strategy meeting, the Board approves Primo’s strategic plan. Additionally, the Board reviews and approves the annual budget under the existing strategy. Management provides the Board with comprehensive updates throughout the year regarding the implementation and results of Primo’s strategic plans, which facilitate the Board’s assessment of Primo’s performance against its stated business objectives. This process allows the Board to understand and impact Primo’s strategic plans, including plans related to return of capital to shareowners, mergers and acquisitions, competitive challenges and changing marketplace conditions. As a result, the Board has substantial oversight of the development and implementation of Primo’s strategic plans and the Board is able to effectively monitor Primo’s progress with respect to the strategic goals and objectives.
To assist in discharging its responsibilities effectively, the Board has established three committees: the Audit Committee, the ESG and Nominating Committee and the Compensation Committee. The roles of the committees as part of our governance process are outlined below, and their charters may be viewed on our website at www.primowatercorp.com. Each committee has the authority to retain its own legal, accounting or other advisors.
Allocation of Responsibility between the Board and Management
The Board has adopted a written mandate, the text of which is set out in Appendix G. The business and affairs of Primo are managed by or under the supervision of the Board in accordance with all applicable laws and regulatory requirements. The Board is responsible for providing direction and oversight, approving our strategic direction and overseeing the performance of our business and management. Management is responsible for presenting strategic plans to the Board for review and approval and for implementing our strategic direction. The Board has approved a job description for the Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare, on behalf of management, a written statement of management’s objectives, plans and standards of performance. This report is reviewed and approved annually by both the Compensation Committee and the entire Board. Additionally, we have established a lead independent director role and position descriptions for the chairman of the Board and for each committee chair.
Board Oversight of Risk
Pursuant to the written mandate, management is responsible for day-to-day risk management and is responsible for implementing the risk management strategy for Primo. Risk oversight is a responsibility of the full Board that is administered by the Audit Committee pursuant to the Audit Committee Charter. The Audit Committee:
•	oversees Primo’s Enterprise Risk Management (“ERM”) program and requests reports from management on its monitoring and mitigation of risks;
•	discusses with management the relationship between Primo’s risk appetite and business strategies; and
•	reviews major financial risk exposures and oversees the guidelines and policies used to govern the ERM program.

Other Board committees also play the following roles in risk oversight:
•	The Audit Committee oversees the ERM program guidelines and policies, and considers Primo’s major financial risk exposures as well as risks associated with financial reporting and fraud.
•	The Compensation Committee considers executive officer succession planning as well as major compensation-related risks when reviewing our compensation strategy, plans and programs.
•	The ESG and Nominating Committee considers our Board’s succession planning and our corporate governance matters.
Management implements the ERM program through its Internal Audit function, which is responsible for supporting and coordinating management’s ERM process and activities; documenting risk assessments using a consistent approach; identifying and validating controls to mitigate risk; and reporting on results of risk evaluations.
Management provides regular presentations and updates on risk management efforts to the Audit Committee and the Board. In addition, the Board or the Audit Committee may conduct additional risk assessments at any time, and the Board—and each of its committees—is empowered to engage outside advisors to assist in performing its risk oversight duties.
In 2020, the Board and Audit Committee paid particular attention to risks related to data privacy and security.
We believe that the Board’s oversight and involvement in risk assessment provides effective oversight of Primo’s enterprise risks.
Oversight of Cybersecurity
Protecting the security of our systems and networks has long been and will continue to be a priority at Primo. The Audit Committee (which is comprised of members who are independent for purposes of the rules of the SEC, NYSE and NI 58-101) has primary responsibility for overseeing Primo’s risk management program relating to cybersecurity.
To more effectively address the cybersecurity threats posed today, Primo has a dedicated Chief Information Security Officer whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture and processes. Primo’s comprehensive information security program includes, among other aspects, vulnerability management, antivirus and malware protection, encryption and access control, and employee training. The Chief Information Security Officer leads an annual review and discussion with the full Board dedicated to Primo’s cyber risks, threats, and protections and provides updates throughout the year, as warranted. The Chief Information Security Officer also provides regular updates to the Audit Committee on cybersecurity matters.
Board’s Expectations of Management
The Board expects management to:
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produce timely, complete and accurate information on our operations and business and on any other specific matter that may, in management’s opinion, have material consequences for us, our shareowners and other stakeholders;

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act on a timely basis and make appropriate decisions with regard to our operations, in accordance with all the relevant requirements and obligations and in compliance with our policies, with a view to increasing shareowner value;

•	apply a rigorous budget process and closely monitor our financial performance in terms of the annual budget approved by the Board;
•	develop and implement a strategic plan in light of trends in the market; and
•	promote high ethical standards and practices in conducting our business.
Board Leadership
Our Board is composed of 12 directors, 9 of whom are independent. Mr. Jerry Fowden is the Chairman of our Board. Mr. Eric Rosenfeld serves as our Lead Independent Director. The only nominees for director who are not independent are Mr. Thomas J. Harrington, Mr. Fowden, and Mr. Prim. See “Certain Relationships and Related Transactions” on page 21 of this proxy statement for further discussion of the Board’s determinations as to independence.
Historically, Primo has separated the roles of Chairman of the Board and Chief Executive Officer. The Chairman is not an independent director, and will not be considered independent for a period of three years following the date of his transition from Executive Chairman to Chairman (i.e., until March 2023). Similarly, the Chief Executive Officer is not independent. As a result, Primo anticipates utilizing the Lead Independent Director in an enhanced capacity. The Board feels that separating the role of Chairman and Chief Executive Officer, together with maintaining a Lead Independent Director, reflects good governance procedures and is in the best interests of shareowners at this time. Mr. Rosenfeld, who has served as our Lead Independent Director since 2008, will continue in that role. Our Lead Independent Director presides at executive sessions of the independent directors to ensure free and open discussion and communication among directors. This structure ensures that independent directors play a greater role in the oversight of Primo and actively participate in establishing priorities and procedures for the work of the Board. The Board believes that its leadership structure has not been affected by the Board’s administration of the risk oversight function.
For each regular Board meeting and most special meetings, the Chairman establishes the agenda. Each member of the Board participates in setting the agenda and may also raise at any meeting subjects that are not on the agenda for that meeting.
As described more particularly under the heading “Board Evaluation”, the Board conducts an annual evaluation to determine whether it and its committees are functioning effectively. This includes an evaluation of whether the leadership structure continues to be optimal for Primo and its shareowners. The Board conducted this evaluation for 2020 and determined not to make changes to the leadership structure.
Shareowner Communications
We seek to maintain a transparent and accessible exchange of information with all of our shareowners and other stakeholders with regard to our business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to our timely and continuous disclosure obligations under applicable law, we regularly distribute information to our shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners and other interested parties are invited to communicate with one or more of our directors, including the Chairman, the Lead Independent Director or with our non-management directors as a group, by sending a letter to the attention of the directors, or any one of them, c/o Primo Water Corporation, 4221 W. Boy Scout Blvd., Suite 400, Tampa, Florida 33607 or by sending an e-mail to Primoboard@primowater.com. The letter or e-mail should indicate that you are a Primo shareowner or your other interest in Primo. Unless the letter or e-mail contains unsolicited advertising material, it will be forwarded to the director or directors to whom it is addressed (or, if it is not directed toward a specific director, to our Chairman).
Composition of the Board
Our articles of amalgamation permit a minimum of 3 and a maximum of 15 directors. The Board is currently composed of 12 directors.
All of our directors in office at the time of our 2020 annual meeting attended virtually.
Directors are elected, on an individual basis and in accordance with our Majority Voting and Director Resignation Policy, for a term of one year. The Board does not currently impose, nor does it believe that it should establish, term limits on its directors, as such limits may cause the loss of experience and expertise important to the optimal operation of the Board. The annual self-evaluation and Board assessment process referred to below under “Board Evaluation” will be an important determinant for Board tenure. The Board has adopted a mandatory retirement policy for directors, which provides that no director may stand for election or re-election to the Board after the director has reached the age of 75. A director that turns 75 during his or her term, however, may serve out the remainder of that term. Other than Mr. Pilozzi, no nominee identified above will reach the age of 75 prior to the date of the 2022 annual meeting. If elected at the 2021 Annual and Special Meeting, Mr. Pilozzi will serve out the remainder of his term and will not stand for re-election at the 2022 annual meeting.

Diversity
We are proud to be an equal opportunity and affirmative action employer. It is our goal to have a work force that reasonably reflects the diversity of qualified talent that is available in relevant labor markets. We seek to recruit, develop and retain the most talented people from a diverse candidate pool.
As described in our Code of Business Conduct and Ethics, we base employment decisions, including selection, development and compensation decisions, on an individual’s qualifications, skills and performance.
We do not base these decisions on personal characteristics or status, such as race, color, sex, pregnancy, national origin, citizenship, religion, age, disability, veteran status, sexual orientation, gender identity, marital status, and/or genetic information. We are fully committed to equal employment opportunity and compliance with the letter and spirit of the full range of fair employment practices and non-discrimination laws in the countries in which we do business.
Recommendations concerning director nominees are, foremost, based on merit and performance. Diversity, including representation of women, visible minorities, indigenous people and people with disabilities, is taken into consideration, as it is beneficial that a diversity of backgrounds, views and experiences be present at the Board and management levels. In its evaluation of a potential member of the Board, the ESG and Nominating Committee will give consideration to (i) what skills and competencies the Board should possess, (ii) what skills and competencies each director currently possesses and (iii) what skills and competencies the potential nominee will bring. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. The Board, taking into consideration the recommendations of the ESG and Nominating Committee, will be responsible for selecting the nominees for election to the Board, for appointing directors to fill vacancies, and determining whether a nominee or appointee is independent.
There are currently three women on the Board (i.e., 25%), and two women in executive officer positions (i.e., 22%) at Primo. There are currently two visible minorities (i.e., 22%) in executive officer positions at Primo, and no visible minorities, indigenous people or people with disabilities on the Board.
The Board is mindful of the benefit of diversity on the Board and management of Primo and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities. Accordingly, the Board has in place a diversity policy, the purpose of which is to outline how Primo approaches diversity, particularly when identifying individuals to serve as members of the Board or senior management. Pursuant to the policy, Primo, the ESG and Nominating Committee and the Board will consider diversity, including the level of representation of women, visible minorities, indigenous people and people with disabilities, in the identification and nomination of directors and in the hiring of senior management. The policy does not contain a specific target regarding diverse directors or senior management, as the Board does not believe that targets or quotas will necessarily result in the identification or selection of the best director and senior management candidates. The policy requires Primo to advise any third parties engaged by Primo to assist in identifying possible members of the Board or senior management of Primo’s recognition of the potential benefits of diversity. Similarly, the ESG and Nominating Committee charter requires the ESG and Nominating Committee to instruct any search firm engaged to identify potential candidates for directorship to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, backgrounds, skills, experience and expertise.
The Board (or a committee of the Board) will annually review the policy and assess its implementation and effectiveness in connection with the composition of the Board and senior management. Primo will annually report in its proxy statement on the process it has used in relation to Board appointments and senior management hires.
Independence of the Board
The only nominees for director who are not independent are Mr. Harrington, our Chief Executive Officer, Mr. Fowden, our Chairman of the Board and former Chief Executive Officer and Executive Chairman of the Board, and Mr. Prim. See “Certain Relationships and Related Transactions” on page 21 of this proxy statement for further discussion of the Board’s determinations as to independence. Mr. Rosenfeld serves as our Lead Independent Director.
The independent directors meet separately as part of each regularly scheduled meeting of the Board. In 2020, the independent directors held five such meetings. In addition, directors who have a material interest in a transaction or agreement are required to disclose the interest to the Board and to refrain from voting on the matter, and they do not participate in discussions relating to the transaction or agreement.
Each of the Compensation Committee, the ESG and Nominating Committee and the Audit Committee is comprised entirely of independent directors. The Board oversees the establishment and function of all committees, the appointment of committee members and their conduct. The Board has considered the independence of each of its members for purposes of the rules of the NYSE and, where applicable, NI 58-101. See “Certain Relationships and Related Transactions” on page 21 of this proxy statement.
Board Committees
The Board has the following standing committees: ESG and Nominating Committee, Audit Committee and Compensation Committee. The charters of these committees are available on our website, www.primowatercorp.com. From time to time, the Board may form additional committees in its discretion.
ESG and Nominating Committee
Members: Eric Rosenfeld (Chair), Stephen H. Halperin, Britta Bomhard
The Board has determined that each member of the ESG and Nominating Committee is independent within the meaning of the rules of the NYSE and NI 58-101. The ESG and Nominating Committee is responsible for developing and monitoring our approach to corporate governance issues in general. Specifically, the ESG and Nominating Committee is responsible for:
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reviewing and assessing Primo’s strategy, initiatives and policies relating to environmental, social and governance matters that are significant to Primo and receiving updates with respect thereto from management;

•	developing and maintaining a set of corporate governance principles applicable to Primo and monitoring, on behalf of the Board, Primo’s approach to corporate governance issues;
•	reviewing periodically and recommending changes to the governing documents and the mandates of the Board committees;
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establishing and articulating qualifications, desired background, expertise (including risk assessment skills), diversity considerations, and other selection criteria for the members of the Board or any Board committee;

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advising the Board regarding the appropriate number of directors, and identifying and recommending the nomination of new members to the Board and its committees from time to time and nominees for each annual meeting of shareowners (and as such functions as a nominating committee);

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in the event that a director’s principal employment responsibilities change (except for internal promotions within his or her organization) and that director volunteers to resign from the Board as required pursuant to the Corporate Governance Guidelines, recommending to the Board whether or not to request such resignation;

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when a director receives an invitation to serve on the board of directors of another publicly traded company, reviewing and determining whether to approve, with input from Primo’s Chairman, Chief Executive Officer and Chief Legal Officer, the proposed directorship in accordance with the Corporate Governance Guidelines;

•	advising the Board with respect to the Board’s leadership structure and the positions held by the members of the Board;
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ensuring that management develops, implements and maintains appropriate orientation and education programs for directors and schedules periodic presentations for directors to ensure the Board is aware of major business trends and industry and corporate governance practices;

•	developing and recommending to the Board for approval an annual self-evaluation process of the Board and its committees (including each member thereof) and management;
•	monitoring the quality of the relationship between management and the Board and recommending any areas for improvement;

•	reporting on corporate governance as required by all applicable public disclosure requirements;
•	reviewing and assessing annually Primo’s Corporate Governance Guidelines;
•	reviewing and, as appropriate, modifying the Code of Business Conduct and Ethics, and pre-approving any request for a waiver of such Code;
•	reviewing all related party transactions, whether or not reportable pursuant to applicable U.S. and Canadian securities laws and regulations;
•	reviewing, on at least an annual basis, the way in which Primo’s corporate governance is being evaluated by relevant external organizations and publications;
•	developing and administering a mandatory retirement age policy;
•	being responsible for those matters assigned to it under Primo’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers;
•	reviewing and reassessing the adequacy of the ESG and Nominating Committee’s charter annually and recommending any proposed changes to the Board for approval;
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reviewing and assessing the ESG and Nominating Committee’s own performance on an annual basis and reporting regularly to the Board regarding the results of the ESG and Nominating Committee’s activities; and

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retaining, to the extent it deems necessary or appropriate, outside consultants and other outside advisors to the Committee at the expense of Primo, including any search firm engaged to identify potential candidates for directorship — and instructing any such search firm to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, backgrounds, skills, experience and expertise.

In selecting candidates for the Board, the ESG and Nominating Committee applies a number of criteria, including the following:
•	each director should be an individual of the highest character and integrity;
•	each director should have sufficient experience to enable the director to make a meaningful contribution to the Board and to Primo;
•	each director should have sufficient time available to devote to our affairs in order to carry out his or her responsibilities as a director;
•	each person who is nominated as an independent director should meet all of the criteria established for independence under applicable securities or stock exchange laws, rules or regulations;
•	whether the residency of the nominee will impact residency and qualification requirements under applicable legislation relating to the composition of the Board and its committees; and
•	whether the person is being nominated, or is precluded from being nominated, to fulfill any contractual obligation we may have.
In addition to the factors considered above, the ESG and Nominating Committee also considers how a nominee will contribute to the diversity of the Board, which is measured by a number of factors, including professional background, education, race, gender, and residence (subject to any applicable law or regulation).
The ESG and Nominating Committee considers suggestions as to nominees for directors from any source, including any shareowner. In addition, our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 nor more than 60 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with the requirements of our by-laws will be permitted to nominate directors to the Board unless the “advance notice” requirements of our by-laws are waived by the Board in its sole discretion. If the Continuance is approved and effected, our by-laws will have substantially similar provisions relating to advance notice as described above.
Shareowners wishing to submit a director nomination should write to our Secretary and include the following:
•	the name, age, principal occupation and contact information of the nominee;
•	whether the nominee is a resident Canadian within the meaning of the Canada Business Corporations Act (the “CBCA”);
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the class or series and number of shares of Primo that are controlled or that are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

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any relationships, agreements or arrangements between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates;

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any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy statement in connection with solicitations of proxies for election of directors pursuant to the CBCA and applicable securities laws; and

•	duly completed personal information form in respect of the nominee in the form prescribed by the NYSE and TSX.
Such nominating shareowner giving the notice must also include the following:
•	the name and record address of the nominating shareowner;
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the class or series and number of shares of Primo which are controlled or which are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•	any derivatives or other economic or voting interests in Primo and any hedges implemented with respect to the nominating shareowners’ interests in Primo;
•	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of Primo;
•	whether the nominating shareowner intends to deliver a proxy statement and form of proxy to any shareowners of Primo in connection with the election of directors; and
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any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy statement in connection with solicitations of proxies for election of directors pursuant to the CBCA and applicable securities laws.

You are advised to review our by-laws, which contains additional requirements about advance notice of director nominations.
Management, working with the ESG and Nominating Committee, provides orientations and education programs for new directors to familiarize them with Primo and its business. They also meet with Primo representatives to review the mandates and roles of the Board and its committees, as well as applicable corporate policies. Directors regularly meet with management to discuss corporate developments and participate in plant tours from time to time. In addition, directors are provided with materials concerning matters to be discussed at an upcoming meeting prior to the meeting.
The ESG and Nominating Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the Board.
The ESG and Nominating Committee met four times in 2020.

Audit Committee
Members: Graham W. Savage (Chair), Gregory Monahan, Mario Pilozzi
The Audit Committee reports directly to the Board. Each member has been determined by the Board to be independent within the meaning of the rules of the NYSE, NI 52-110 and Rule 10A-3 of the Exchange Act.
The Audit Committee, on behalf of the Board, oversees the integrity of our annual and interim consolidated financial statements, compliance with applicable legal and regulatory requirements, significant financial reporting issues, the internal audit function, the annual independent audit of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal auditors and independent auditor and is responsible for satisfying itself that we have implemented appropriate systems of internal controls. The Audit Committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See “Independent Registered Certified Public Accounting Firm—Audit Committee Report” on page 65 of this proxy statement.
The Audit Committee is also tasked with fulfilling the Board’s oversight role with respect to risk management.
The Audit Committee operates pursuant to a written charter that was most recently updated in February 2021, the text of which is set out in Appendix H. Each member of the Audit Committee is financially literate. Additionally, the Board has determined that Mr. Savage qualifies as an “audit committee financial expert” as such term is defined in the rules of the SEC. The Audit Committee met five times in 2020.
Human Resources and Compensation Committee
Members: Stephen H. Halperin (Chair), Betty Jane Hess, Steven P. Stanbrook
The Board has determined that each member of the Compensation Committee is independent within the meaning of the rules of the NYSE and NI 58-101. See “Certain Relationships and Related Transactions” on page 21 of this proxy statement. The responsibilities of the Compensation Committee pursuant to the Compensation Committee’s charter include:
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recommending to the independent members of the Board the annual compensation of the Chief Executive Officer, including base salary, incentive bonus structure, targets, pay-out levels, long-term incentive awards and perquisites;

•	establishing the annual compensation of the direct reports to the Chief Executive Officer;
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periodically reviewing with the Board and approving short-term and long-term incentive compensation programs and equity-based plans, including general plan administration such as determining eligibility, and setting targets;

•	reviewing and recommending to the board the remuneration to be paid to non-employee members of the Board;
•	reviewing all executive compensation disclosure before such information is publicly disclosed by Primo; and
•	evaluating whether and to what extent Primo’s compensation policies or practices create incentives that affect risk taking.
The Compensation Committee also is responsible for reviewing and reporting periodically to the Board on our organizational structure and ensuring that an appropriate succession plan for the Chief Executive Officer and our executive officers has been developed. On at least an annual basis, the Chief Executive Officer and the Vice President Corporate Human Resources present to the Compensation Committee on Chief Executive Officer and executive officer succession candidates, “next-generation” leadership development and external hiring initiatives for senior positions. The annual reviews of the succession planning process include a review of specific individuals identified as active succession candidates, and each of those individuals is reviewed with respect to progress in current job position and progress toward meeting defined development goals in strategy, leadership and execution. The Compensation Committee then reports on succession planning to the full Board, and the Board discusses such matters in executive session. The Board and individual Board members seek to become familiar with Chief Executive Officer and other senior and “next generation” leaders in Primo. Directors are expected to become sufficiently familiar with Primo’s executive officers to be able to provide perspective on the experience, capabilities and performance of potential Chief Executive Officer candidates. Board meetings are planned to specifically include presentations and attendance by active succession candidates and other senior leaders in Primo.

The Compensation Committee met five times in 2020.
In determining the amount of compensation for directors, the Compensation Committee reviews industry publications and trends provided by FW Cook to determine the appropriate level of compensation. The Compensation Committee then reports its findings and makes recommendations to the Board for approval.
In 2020, the Compensation Committee continued to retain FW Cook as its sole independent compensation consultant. FW Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competitiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. FW Cook did not provide any additional services to the Board or management in 2020.
The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE and TSX listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from FW Cook addressing the independence of FW Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Primo by FW Cook; (ii) fees paid by Primo as a percentage of FW Cook’s total revenue; (iii) policies or procedures of FW Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Primo stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.
For more information regarding the function of the Compensation Committee, see “Compensation Discussion and Analysis” beginning on page 22 of this proxy statement.
Board Evaluation
Our Board and our Board’s Audit Committee, Compensation Committee, and ESG and Nominating Committee thoroughly evaluate their own effectiveness throughout the year. The evaluation is a multi-faceted process that includes individual director input on Board and Committee meeting topical agenda subjects, executive sessions without management present, periodic input to our CEO and senior management on topical agendas and enhancements to Board and committee effectiveness, and an annual formal self-evaluation developed and administered by the ESG and Nominating Committee.
The process for the formal self-evaluation is as follows:
Determine Format. The formal self-evaluation is in the form of written questionnaires assessing the Board and each of its committees. Each year, our ESG and Nominating Committee discusses and considers the appropriate approach and approves the form of the evaluation.
Conduct Evaluation. Members of our Board and each of its committees participate in the formal evaluation process, responding to questions designed to elicit information to be used in improving Board and committee effectiveness.
Review Feedback in Executive Sessions. Director feedback solicited from the formal self-evaluation process is discussed during Board and committee executive sessions and, where appropriate, addressed with management.
Respond to Director Input. In response to feedback from the multi-faceted evaluation process, our Board and committees work with management to take concrete steps to improve policies, processes, and procedures to further Board and committee effectiveness.
Formal Self-Evaluation
For the 2020 formal self-evaluation, the Board formal self-evaluation covered:
•	overall Board performance and areas of focus including strategic and business issues, challenges, and opportunities;
•	Board meeting logistics;

•	CEO, senior management and Director succession planning;
•	Board Committee structure and composition (including whether the Board leadership structure continues to be optimal for Primo and its shareowners);
•	Board culture;
•	Board composition; and
•	management performance, including quality of materials, provided to the Directors.
The committee formal self-evaluations covered:
•	the sufficiency of their charters;
•	whether Committee members possess the right skills and experiences or whether additional education or training is required;
•	whether there are sufficient meetings covering the right topics; and
•	whether meeting materials are effective, among other matters.
Enhancements Made in Response to Formal Board Self-Evaluations
Board and Committee Composition; Board Culture. Our Board identified through its self-evaluation process attributes of potential director candidates and how such attributes and qualifications would be additive to our overall Board and committee composition and Board culture in light of our company’s current strategy.
Board and Committee Focus; Board Process. All directors participate in setting the agenda and the strategic planning process through active and regular feedback in executive sessions and to the Chairman and management. Proposed agenda topics are developed for the remainder of the year; these topics are updated over time to reflect director and shareowner input and care is taken to develop Board and committee agendas that are sufficiently flexible to promptly address time-sensitive matters as they arise.
Information and Resources. Our Board requires clear and comprehensive information critical for its effective oversight. In response to director self-evaluations, management considered and implemented enhancements to further improve the reporting and materials provided to directors. Significant effort has been devoted to clear, timely, and regular communication between directors and management:
•	CEO Communications. Our Board receives monthly communications from our CEO with updates on our global performance and strategy and information on other relevant developments.
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Committee Chairs and Other Directors. Our committee chairs regularly communicate with management to discuss the development of meeting agendas and presentations. The Chair of our Audit Committee communicates regularly with our independent auditor, Chief Financial Officer, Chief Accounting Officer, and the Head of Internal Audit; the Chair of our ESG and Nominating Committee communicates regularly with our Chief Legal Officer and Secretary; and the Chair of the Compensation Committee communicates regularly with our Vice President Corporate Human Resources.

•	Other Communications to the Board, Committees, Committee Chairs, and Other Directors. In between Board and committee meetings, directors receive prompt updates from management on developing matters.
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Reference Materials. Directors also regularly receive quarterly strategy updates, securities analysts’ reports, investor communications, company publications, news articles, and other reference materials.

Overboarding Policy
In December 2020, the Board adopted a policy requiring directors to advise the Chair of the ESG and Nominating Committee prior to accepting an invitation to serve on the board of directors of another publicly traded company. The ESG and Nominating Committee, with input from the Chairman, Chief Executive Officer and Chief Legal Officer, will review the following factors in determining whether to approve the suitability of the proposed directorship prior to acceptance of the position:
•	The time requirement and workload of the proposed directorship, including the precise role and any associated committee or other associated obligations.

•	Any existing or potential conflicts of interest.
•	Any legal or regulatory considerations associated with the proposed directorship.
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If the director in question intends to resign from any other public company board, and if so, the timing of such resignation and whether this will be publicly disclosed at the time of taking up the proposed directorship.

•	The limit on the number of directorships set forth herein.
•	Any other factors that may compromise the director’s ability to fully perform his or her duties to Primo.
The policy states that no director may serve on the board of directors of more than five publicly traded companies, or, in the case of a director who serves as non-interim CEO or Executive Chair of a publicly traded operating company, two publicly traded companies, in each case, inclusive of the Board of Directors of Primo.
Environmental, Social and Governance
In 2020, we made significant progress toward our ESG platform’s cornerstone initiatives, water stewardship and carbon neutrality, continuing to build on our track record of sustainable practices:
•	We received certifications from the Alliance for Water Stewardship (“AWS”) for our Diamond Spring site in Pennsylvania and our Wekiva Spring site in Florida;
•	We achieved carbon neutral certification for our U.S. operations;
•	We achieved carbon neutral certification for our European subsidiary, Eden Springs, for the ninth consecutive year;
•	We continue to replace older model diesel vehicles in our delivery fleet with propane-powered vehicles that deliver greater fuel efficiency and help lower our greenhouse gas emissions; and
•	We remain on target to reach full AWS compliance of all key owned spring sources by 2025.
For more information about these and other ESG initiatives, please visit www.primowatercorp.com/sustainability/.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee are Stephen H. Halperin (Chair), Betty Jane Hess, and Steven P. Stanbrook. No member of the Compensation Committee is or was during 2020 an employee, or is or ever has been an officer, of Primo or its subsidiaries. No executive officer of Primo served as a director or a member of the Compensation Committee of another company, one of whose executive officers served as a member of Primo’s Board or Compensation Committee.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
Approval of Appointment of Independent Registered Certified Public Accounting Firm
At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the 2021 fiscal year. A majority of the votes cast must be in favor of this resolution in order for it to be approved. The appointment of PricewaterhouseCoopers LLP will be approved if a majority of the votes cast by those of you who are present at the online meeting or represented by proxy at the meeting are in favor of this action.
We recommend that you vote FOR the approval of the appointment of PricewaterhouseCoopers LLP.
IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE FORM OF PROXY.
Principal Accounting Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for us for 2020 and 2019 were as follows:
	Fees ($)
	2020	2019
Audit Fees (including out-of-pocket expenses)	5,075,900	3,896,200
Audit-Related Fees	28,000	—
Tax Fees	1,073,700	477,100
All Other Fees	82,700	11,500
Total	6,260,300	4,384,800
Audit Fees
Audit fees are those for services related to the audit of our annual financial statements for inclusion in our Annual Report on Form 10-K for the 2020 and 2019 fiscal years, including the integrated audit of internal controls over financial reporting, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years. In addition, services rendered in 2020 and 2019 included services related to the audit of statutory filings and various SEC filings.
Audit-Related Fees
Audit-related fees for the 2020 fiscal year consisted primarily of review of pro forma financial statements and related SEC filings. There were no audit-related fees for the 2019 fiscal year.
Tax Fees
Tax fees in 2020 and 2019 consisted of tax compliance services and advice.
All Other Fees
All Other Fees for 2020 and 2019 consisted of fees for services not included in the Audit, Audit Related, and Tax categories, including access to accounting research and disclosure review software resources.
Pre-Approval Policies and Procedures
In engaging Primo’s independent registered certified public accounting firm, the Audit Committee considers the following guidelines:
•
For audit services, the independent auditor is to provide the Audit Committee with an engagement letter for each fiscal year outlining the scope of the audit services proposed to be performed. If agreed to by the Audit

Committee, this engagement letter will be formally accepted by the Audit Committee. The independent auditor is to submit an audit services fee proposal for approval by the Audit Committee.
•
For non-audit services, management and the independent auditor will periodically submit to the Audit Committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the Audit Committee that each proposed non-audit service is permissible under applicable legal requirements. The Audit Committee must approve permissible non-audit services in order for Primo to engage the independent auditor for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

•
If management proposes that the Audit Committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the Audit Committee pursuant to the process outlined above, management will submit the request to the Audit Committee. Management and the independent auditor will each confirm to the Audit Committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide an estimate of the cost of such non-audit service. The Audit Committee must approve the engagement for the non-audit service and the fees for such service prior to our engagement of the independent auditor for the purposes of providing such non-audit service.

Any amendment or modification to an approved permissible non-audit service must be approved by the Audit Committee or the chair of the Audit Committee prior to the engagement of the auditor to perform the service.
Our audit-related fees, tax fees and all other fees in 2020 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.
The Audit Committee has selected PricewaterhouseCoopers LLP as Primo’s independent registered certified public accounting firm for the 2021 fiscal year, subject to shareowner approval at the 2021 Annual and Special Meeting of Shareowners. One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.
Audit Committee Report
The Audit Committee reviewed and discussed with management Primo’s audited financial statements for the year ended January 2, 2021. The Audit Committee reviewed with the independent auditor its judgment as to the quality, not just the acceptability, of Primo’s accounting principles and such other matters as the Audit Committee and the auditor are required to discuss under generally accepted auditing standards, in particular those matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also reviewed with management and the independent auditor the critical accounting policies underlying Primo’s financial statements and how these policies were applied to the financial statements for the year ended January 2, 2021.
The Audit Committee received the written disclosures and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence from Primo and management. Additionally, the Audit Committee has considered the compatibility of non-audit services with the auditor’s independence.
The Audit Committee also discussed with the independent auditor the overall scope and plans for the audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of their examination, their evaluation of Primo’s internal controls and the overall quality of Primo’s financial reporting.
In performing all of these functions, the Audit Committee acts in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Primo’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent auditor, who is engaged to audit and report on Primo’s consolidated financial statements and the effectiveness of Primo’s internal control over financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Primo’s Annual Report on Form 10-K for the year ended January 2, 2021 for filing with the U.S. Securities and Exchange Commission and the Canadian securities regulators.
GRAHAM W. SAVAGE, CHAIR
GREGORY MONAHAN
MARIO PILOZZI
February 23, 2021

ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our shareowners with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Consistent with our shareowners’ preference expressed in voting at the 2017 annual and special meeting of shareowners, the Board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. As described in detail under the heading “Compensation Discussion and Analysis,” beginning on page 22 of this proxy statement, we seek to closely align the interests of our named executive officers with the interests of our shareowners. Our compensation programs are designed to reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In considering our executive compensation program for 2020, we believe our shareowners will find important the information under the heading “Compensation Discussion and Analysis-Executive Summary” on page 22 of this proxy statement.
For these reasons, the Board is asking shareowners to vote to support our pay practices.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Although the vote we are asking you to cast is advisory and non-binding, our Board and the Compensation Committee value the views of our shareowners and will consider the outcome of the vote when making future compensation decisions for our named executive officers. We believe that Primo benefits from constructive dialogue with our shareowners, and while we will continue to reach out to our shareowners on these and other important issues, we also encourage our shareowners to contact us. Shareowners who wish to communicate with our Board should refer to “Shareowner Communications” on page 55 in this proxy statement for additional information on how to do so.
The text of the resolution is as follows:
“Be it resolved as a resolution of the shareowners that Primo’s shareowners hereby approve, on an advisory basis, the compensation paid to Primo Water Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.”
The Board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement. Because the vote on executive compensation is advisory, there is technically no minimum vote requirement for this proposal. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out above, the persons named in the enclosed proxy intend to vote in favor of the resolution.

APPROVAL OF 2021 RIGHTS PLAN
Introduction
A rights plan is a common mechanism used by public companies to encourage the fair and equal treatment of all shareowners in the face of a take-over initiative, and to give the Board more time to identify, develop and negotiate value-enhancing alternatives, if considered appropriate by the Board in the circumstances.
Under a rights plan, rights to purchase common shares are issued to all shareowners. At first, the rights are not exercisable. However, if a person or group proceeds with a take-over bid for 20% or more of the target company’s shares that does not meet the “permitted bid” criteria set forth in the plan and the rights plan is triggered, the rights (other than those owned by the acquiring person and its joint actors) become exercisable for shares at half the market price at the time of exercise, causing substantial dilution and making the take-over bid uneconomical.
Primo’s Shareholder Rights Plan
Primo first implemented a shareholder rights plan with shareowner approval in 2018 (the “2018 Rights Plan”). The Board has determined that it is in the best interests of Primo to continue the rights plan for another three-year term, and has approved an amended and restated shareholder rights plan (the “2021 Rights Plan”) to be presented to shareowners for reconfirmation at the meeting. A summary of the terms and conditions of the 2021 Rights Plan is set out in Appendix A to this proxy statement and the text of the shareowners’ resolution to confirm, ratify and approve the 2021 Rights Plan (the “Rights Plan Resolution”) is set out on Appendix B.
Primo has reviewed the 2021 Rights Plan for conformity with current practices of Canadian companies with respect to shareholder rights plans. Primo believes that the 2021 Rights Plan preserves the fair treatment of shareowners, is consistent with current best Canadian corporate governance practices and addresses institutional investor guidelines. The 2021 Rights Plan contains substantially the same terms and conditions as the 2018 Rights Plan, aside from changes to reflect the change of our corporate name to “Primo Water Corporation”.
The 2021 Rights Plan was not adopted in response to or in anticipation of any pending or threatened take-over bid.
The 2021 Rights Plan does not reduce the duty of the Board to act honestly, in good faith and in the best interests of Primo, and to act on that basis if any offer is made.
The 2021 Rights Plan is not intended to and will not entrench the Board. The 2021 Rights Plan does not interfere with the legal rights of shareowners to change the Board through proxy voting mechanisms, does not create dilution unless the 2021 Rights Plan is triggered and does not change the way in which common shares trade.
Purpose of the 2021 Rights Plan
The objectives of the 2021 Rights Plan are to encourage the fair treatment of all shareowners in connection with any initiative to acquire control of Primo and to ensure, to the extent possible, that the shareowners and the Board have adequate time to consider and evaluate any unsolicited take-over bid made for all or a portion of the outstanding shares of Primo and that the Board has adequate time to identify, develop and negotiate value-enhancing alternatives, as appropriate, to any unsolicited take-over bid made for all or a portion of the outstanding shares of Primo.
The 2016 amendments to the take-over bid rules as set out in National Instrument 62-104—Take-Over Bids and Issuer Bids address some of the concerns relating to unsolicited formal (non-exempt) take-over bids that rights plans address, namely, by lengthening the minimum bid period, adding a minimum tender condition and adding a minimum extension period. However, these new rules do not address concerns relating to “creeping” (exempt) take-over bids, such as where a bidder gains control or effective control of a target by (i) acquiring blocks of shares by private agreement from one or a small group of shareowners at a premium to market price which is not shared with the other shareowners, or (ii) slowly accumulating shares through stock exchange acquisitions which may result, over time, in an acquisition of control or effective control without paying a control premium or without sharing of any control premium among all shareowners fairly. The 2021 Rights Plan is designed to protect a target company from creeping take-over bids.
The 2021 Rights Plan is not intended to and will not prevent take-over bids that are equal or fair to shareowners. For example, shareowners may tender to a bid that meets the “permitted bid” criteria set out in the 2021 Rights Plan without triggering the 2021 Rights Plan, even if the Board does not feel the bid is acceptable. Even in the context of a bid that does not meet the “permitted bid” criteria, the Board must consider every bid made, and must act in all circumstances honestly and in good faith with a view to the best interests of Primo.
Furthermore, any person or group that wishes to make a take-over bid for Primo may negotiate with the Board to have the 2021 Rights Plan waived or terminated, subject in both cases to the terms of the 2021 Rights Plan, or may apply to a securities commission or court to have the 2021 Rights Plan terminated. Both of these approaches provide the Board with more time and control over the process to enhance shareowner value, lessen the pressure upon shareowners to tender to a bid and encourage the fair and equal treatment of all Independent Shareholders in the context of an acquisition of control.
The Board and management recommend that you vote FOR the resolution approving the 2021 Rights Plan. A majority of the votes cast must be in favor of the resolution approving the 2021 Rights Plan, which is set out at Appendix B on page B-1, in order for it to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix B, the persons named in the enclosed proxy intend to vote in favor of the resolution. If approved, the Shareholder Rights Plan Agreement between Primo and Computershare Investor Services Inc., as rights agent, will take effect for another three-year term. If the Rights Plan Resolution is not approved at the meeting, the 2018 Rights Plan and the outstanding rights will terminate as of the date of the meeting, and the 2021 Rights Plan will not take effect. The Board reserves the right to alter any terms of or not to proceed with the 2021 Rights Plan at any time prior to the meeting in the event that the Board determines, in light of subsequent developments, that to do so is in the best interests of Primo and its shareowners. A summary of the 2021 Rights Plan is attached at Appendix A at page A-1 of this proxy statement. The foregoing discussion of the 2021 Rights Plan is qualified in its entirety by reference to the summary at Appendix A.

APPROVAL OF THE CONTINUANCE
Overview
Primo is currently incorporated under the Canada Business Corporations Act (the “CBCA”). The Board proposes to continue (the “Continuance”) Primo to the jurisdiction of the Province of Ontario under the Business Corporations Act (Ontario) (the “OBCA”). The primary rationale for the Continuance is to provide Primo with more flexibility in respect of Board composition once the amendments to the OBCA come into force, which would, among other things, eliminate the requirement that 25% of the directors of an Ontario corporation be “resident Canadians” within the meaning of the OBCA (the “Amendments”), pursuant to Ontario’s Bill 213 – The Better for People, Smarter for Business Act, 2020 (“Bill 213”). Bill 213 received royal assent on December 8, 2020 and will come into force on proclamation at a date that has not yet been announced. Primo cannot currently predict when Bill 213 will come into force. At the meeting, shareowners will be asked to consider and, if thought advisable, approve with or without variation the special resolution to approve the Continuance, the full text of which is included as Appendix E to this proxy statement (the “Continuance Resolution”). The Board has unanimously approved the Continuance and recommends that shareowners vote FOR the Continuance Resolution.
The provisions of the OBCA dealing with shareowner rights and protections are generally comparable to those contained in the CBCA. Shareowners will not lose or gain any significant rights or protections as a result of the Continuance. Once the Amendments come into force, the OBCA will provide for more flexibility than the CBCA in respect of Board composition. More specifically, the Continuance, if approved, will provide the following key benefits to Primo and its shareowners:
•
Director Residency Requirements. In contrast to the CBCA, once the Amendments come into force, the OBCA will not require a company’s board of directors to be comprised of at least 25% Canadian residents. While this has not been an issue for Primo in the past, continuing to the OBCA would provide Primo with greater flexibility in structuring the composition of its Board going forward, including in respect of seeking diverse candidates.

•
Update to Advance Notice Policy. The Proposed Articles and By-Laws include slightly updated advance notice requirements for nominations of directors by shareowners that are relatively less restrictive than Primo’s existing Advance Notice By-Law originally adopted in 2013. The updated advance notice requirements in the Proposed Articles and By-Laws reflect guidance of the Toronto Stock Exchange.

•
Notice–and–Access Delivery. Under the OBCA, Primo will be able to more readily employ the use of notice-and-access delivery procedures under applicable Canadian securities laws since, unlike under the CBCA, Primo will no longer need to seek exemptive relief to use such procedures. Notice-and-access delivery procedures allow for the posting of shareowner meeting materials to Primo’s website and SEDAR in lieu of sending such materials to shareowners by mail. This will allow Primo to continue to limit its printing and mailing costs for future shareowner meetings.

For more information, see “– Comparison of CBCA and OBCA” below.
Upon the completion of the Continuance, Primo’s existing articles and by-laws will be repealed and the articles of continuance (the “Proposed Articles”) and updated by-law (“Proposed By-Law No. 1” and together with the Proposed Articles, the “Proposed Articles and By-Laws”) under the OBCA, substantially in the form set forth in Appendix C and Appendix D, respectively, to this proxy statement will be adopted. The Proposed Articles and By-Laws are substantially similar to Primo’s existing articles and by-laws with certain changes made to reflect the provisions of the OBCA, except that:
•
the Proposed Articles, as set out in Appendix C, will provide that Primo’s authorized share capital shall consist of (a) an unlimited number of common shares; (b) an unlimited number of first preferred shares, issuable in series (“First Preferred Shares”); and (c) an unlimited number of second preferred shares, issuable in series (“Second Preferred Shares”), removing from the existing articles the (x) first series of First Preferred Shares, designated as Series A Convertible First Preferred Shares; (y) second series of First Preferred Shares, designated as Series B Non-Convertible First Preferred Shares; and (z) first series of Second Preferred Shares, designated as convertible, participating voting Second Preferred Shares, Series 1, to maintain flexibility in Primo’s capital structure, while also removing series of shares that are no longer outstanding; and

•	the Proposed By-Law No. 1, as set out in Appendix D, will amend the existing by-laws in respect of the Advance Notice By-Law, as detailed below.
Primo’s existing Advance Notice By-Law adopted by Primo’s shareowners in 2013 sets out advance notice requirements for director nominations. Among other things, this by-law fixes a deadline by which shareowners must notify Primo of their intention to nominate directors and sets out the information that shareowners must provide in the notice for it to be valid. These requirements are intended to provide all shareowners with the opportunity to evaluate and review all proposed nominees and vote in an informed and timely manner regarding those nominees.
After the Continuance, these advance notice requirements will be incorporated directly into the Proposed By-Law No. 1. These requirements will be substantially the same as the existing requirements, except for amendments made to reflect guidance of the Toronto Stock Exchange. In particular, the updated advance notice by-laws will remove the requirement that a nominating shareowner’s notice include a duly completed personal information form in respect of the nominee in the form prescribed the principal stock exchange on which securities of Primo are then listed for trading. Accordingly, the updated advance notice requirements for nominations of directors by shareowners in the Proposed By-Law No. 1 are less restrictive than Primo’s existing Advance Notice By-Law.
This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the current articles and by-laws (copies of which are available on SEDAR at www.sedar.com and EDGAR at www.sec.gov.) and the Proposed Articles and By-Laws, as applicable.
Continuance Process
In order to effect the Continuance:
a)
Primo must obtain the approval of its shareowners of the Continuance by way of the Continuance Resolution, in the form of a special resolution approved by not less than sixty-six and two-thirds percent (66 2/3%) of the votes cast by the shareowners in person or by proxy at the meeting;

b)
Primo must make a written application to the director under the CBCA (the “CBCA Director”) for consent to continue under the OBCA, such written application to establish to the satisfaction of the Director that the proposed Continuance will not adversely affect Primo’s creditors or shareowners;

c)
Once the Continuance Resolution is passed and Primo has obtained the consent of the CBCA Director, Primo must apply to the director under the OBCA (the “OBCA Director”) for a certificate of continuance (the “Certificate of Continuance”);

d)	On the date shown on the Certificate of Continuance, Primo will become a company registered under the OBCA as if it had been incorporated under the OBCA; and
e)	Primo must then file a copy of the Certificate of Continuance with the CBCA Director and receive a certificate of discontinuance under the CBCA (the “Certificate of Discontinuance”).
Effect of Continuance
Upon receipt of the Certificate of Continuance, Primo will become subject to the OBCA as if it had been incorporated under the OBCA, and upon receipt of the Certificate of Discontinuance, the CBCA will cease to apply to Primo, thereby completing the Continuance. The Continuance will not create a new legal entity, affect the continuity of Primo or result in a change in its business. However, the Continuance will affect certain rights of shareowners as they currently exist under the CBCA and Primo’s existing articles and by-laws. Set out below under “— Comparison of CBCA and OBCA” is a summary of some of the key differences in corporate law between the CBCA and OBCA.
The OBCA provides that when a foreign corporation continues under such legislation:
a)
the company possesses all the property, rights, privileges and franchises and is subject to all the liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of the foreign corporation;

b)	a conviction against, or ruling, order or judgment in favor of or against, the foreign corporation may be enforced by or against the company; and
c)	the company shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against the foreign corporation.

The Continuance will not affect Primo’s status as a listed company on the Toronto Stock Exchange or the New York Stock Exchange, nor as a reporting issuer under the securities legislation of any jurisdiction in Canada or as a registrant in the United States, and Primo will remain subject to the requirements of such legislation.
As of the effective date of the Continuance, Primo’s current constating documents — its articles and by-laws under the CBCA — will be replaced with articles and by-laws under the OBCA, the legal domicile of Primo will be the Province of Ontario and Primo will no longer be subject to the provisions of the CBCA.
Comparison of CBCA and OBCA
Upon the completion of the Continuance, Primo will be governed by the OBCA. The provisions of the OBCA dealing with shareowner rights and protections are generally comparable to those contained in the CBCA. Primo shareowners will not lose or gain any significant rights or protections as a result of the Continuance. The following is a summary comparison of certain provisions of the OBCA and the CBCA. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the CBCA and OBCA, as applicable.
Charter Documents
There are no significant differences between the CBCA and the OBCA with respect to the charter documents for companies governed by those statutes.
A copy of the Proposed Articles and By-Laws under the OBCA are attached to this proxy statement as Appendix C and D, respectively.
Shareowner Proposals and Shareowner Requisitions
Both statutes provide for shareowner proposals.
Under the CBCA, a shareowner entitled to vote at a meeting of shareowners may (i) submit notice of a proposal to the corporation, and (ii) discuss at the meeting any matter in respect of which such shareowner would have been entitled to submit a proposal. The registered or beneficial shareowner must either: (i) have owned for at least six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000, or (ii) have the support of persons who, in the aggregate, have owned for at least six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000.
Under the OBCA, proposals may be submitted by both registered and beneficial shareowners who are entitled to vote at a meeting of shareowners.
Each statute contains certain requirements with respect to, among other things, the content, timing and delivery of proposals. Moreover, each statute includes provisions which allow a corporation to refuse to process a proposal in similar circumstances. Consistent with Primo’s existing by-laws, the Proposed By-Law No. 1 provides that for business to be properly brought by a shareowner of Primo before an annual general or special meeting of shareowners, such shareowner must submit a proposal to Primo for inclusion in Primo’s proxy statement in accordance with the requirements of the OBCA (currently, the CBCA, pursuant to the existing by-laws); provided that any proposal that includes nominations for the election of directors shall also comply with the requirements of and the advance notice provisions of the Proposed By-Law No. 1 (currently, as required by the existing Advance Notice By-Law).
Both statutes provide that holders of not less than 5% of the outstanding voting shares may requisition a meeting of shareowners, and permit the requisitioning registered shareowner to call the meeting where the board of directors of the company does not do so within the 21 days following the company’s receipt of the shareowner meeting requisition.
Rights of Dissent and Appraisal
The OBCA provides that shareowners, including beneficial holders, who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareowner at the fair value of such shares. The dissent right is available to shareowners, whether or not their shares carry the right to vote, where the company proposes to:
a)	amend its articles to add, remove or change any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

b)	amend its articles to add, remove or change any restriction upon the business or businesses that the company may carry on;
c)	amalgamate with another company (other than for vertical or horizontal short-form amalgamations);
d)	be continued under the laws of another jurisdiction;
e)	sell, lease or exchange all or substantially all its property; or
f)	carry out a going-private transaction.
The CBCA contains a similar dissent remedy, provided however, that in addition to the foregoing, the CBCA expressly provides for dissent rights with respect to a squeeze-out transaction. The dissent provisions of the CBCA are described under the heading “Rights of Dissent in Respect of the Continuance Resolution”, below, and the text of Section 190 of the CBCA is set forth on Appendix F to this proxy statement. Under the CBCA and OBCA, the dissenting shareowner must generally send notice of dissent at or before the resolution being passed.
Oppression Remedy
Under both the CBCA and the OBCA, a shareowner, beneficial shareowner, former shareowner or beneficial shareowner, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, and in the case of offering corporation under the OBCA, the Ontario Securities Commission, may apply to a court for an order to rectify the matters complained of where, in respect of a company or any of its affiliates, any act or omission of a company or its affiliates effects a result, the business or affairs of a company or its affiliates are or have been exercised in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer.
The OBCA allows a court to grant relief where a prejudicial effect to the shareowner is merely threatened, whereas the CBCA only allows a court to grant relief if the effect actually exists (that is, it must be more than merely threatened).
Under the CBCA, such remedy is also available to the CBCA Director appointed under Section 260 of the CBCA.
Shareholder Derivative Actions
A broad right to bring a derivative action is contained in each of the CBCA and the OBCA and this right extends to officers, former shareowners, directors or officers of a company or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, both statutes permit derivative actions to be commenced in the name and on behalf of a company or any of its subsidiaries.
Under the CBCA and OBCA, a condition precedent to a complainant bringing a derivative action is that the complainant has given at least 14 days’ notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring such a derivative action. However, under the OBCA, a complainant is not required to give notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring a derivative action if all of the directors of the corporation are defendants in the action.
Under the CBCA, the CBCA Director appointed under Section 260 of the CBCA may also commence a derivative action.
Residency Requirements for Directors
Under the CBCA, at least one-quarter of the directors must be resident Canadians, unless the corporation has less than four directors, in which case at least one director must be a resident Canadian. Subject to certain exceptions, an individual must be a Canadian citizen or permanent resident ordinarily resident in Canada to be considered a resident Canadian under the CBCA.
The OBCA currently contains the same director residency requirements, however, once the Amendments come into force, there will no longer be any director residency requirements.

Independent Directors
Under the OBCA, at least one-third of the members of the board of directors cannot be officers or employees of the company or its affiliates. Under the CBCA, the requirement is that at least two of the directors cannot be officers or employees of the company or its affiliates. Primo is also subject to applicable securities law and stock exchange requirements with respect to director independence.
Notice-and-Access
Both statutes permit the use of the notice-and-access delivery system (“Notice-and-Access”) under National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of Reporting Issuer. However, the CBCA currently requires companies to seek exemptive relief from the CBCA Director under Sections 151(1) and 156 of the CBCA, which exempt a company from the requirement to send a proxy circular to shareowners, duties related to intermediaries and the requirement to send annual financial statements to shareowners in order to use Notice-and-Access. Under the OBCA, companies are not required to obtain such exemptive relief in order to use Notice-and-Access.
Place of Meetings
Under the OBCA, subject to the articles of the corporation, and any unanimous shareowners agreement, a shareowners’ meeting may be held in or outside Ontario (including outside Canada) as determined by the directors, or in the absence of such a determination, at the place where the registered office of the corporation is located.
Subject to certain exceptions, the CBCA provides that meetings of shareowners shall be held at the place within Canada provided in the by-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting may be held outside Canada if the place is specified in the articles or all the shareowners entitled to vote at the meeting agree that the meeting is to be held at that place. The current by-laws of Primo provide that meetings of shareowners of Primo may be held at such place inside or outside of Canada, as the directors may from time to time determine. The Proposed By-Law No. 1 contemplates the same with respect to the place of shareowners’ meetings.
Virtual or hybrid shareowner meetings, which are comprised of both an in-person and virtual element, are both permitted under the OBCA and CBCA, unless the articles or by-laws of a company state otherwise.
Primo may hold virtual or hybrid shareowner meetings following the Continuance in order to provide a safe forum in light of the ongoing public health concerns posed by COVID-19 and to allow for greater shareowner participation in such meetings.
Constitutional Jurisdiction
Other significant differences in the statutes arise from the differences in the constitutional jurisdiction of the federal and provincial governments. For example, a CBCA corporation has the capacity to carry on business throughout Canada as a right. An OBCA company is only allowed to carry on business in another province where that other province allows it to register to do so. A CBCA corporation is subject to provincial laws of general application, but a province cannot pass laws directed specifically at restricting a CBCA corporation’s ability to carry on business in that province. If another province so chooses, however, it can restrict an OBCA company’s ability to carry on business within that province. Also, a CBCA corporation will not have to change its name if it wants to do business in a province where there is already a corporation with a similar name, whereas an OBCA company may not be allowed to use its name in that other province if that name, or a similar one, is already in use.
Registered Office
Under the OBCA, the registered office must be situated in Ontario and may be relocated to a different municipality within Ontario by special resolution of the shareowners or relocated within the same municipality by resolution of the directors.
Under the CBCA, the registered office must be in the province specified in the articles and may be relocated to a different province by special resolution of the shareowners or relocated within the same province by resolution of the directors.

Short Selling
Under the CBCA, insiders of a company are prohibited from short selling any securities of the company unless the insider selling the securities owns or has fully paid for the securities being sold. The OBCA contains no such prohibition. Primo’s insiders are, and will continue to be following the Continuance, prohibited from effecting “short sales” of Primo’s equity securities and required to disgorge short-swing profits derived from trading activity in Primo’s shares within any six-month period pursuant to Primo’s insider trading policy and US securities laws.
Continuance Resolution
A copy of the full text of the Continuance Resolution is attached as Appendix E hereto. In order to be effective, the Continuance Resolution requires the approval of not less than sixty-six and two-thirds percent (66 2∕3%) of the votes cast by shareowners represented at the meeting in person or by proxy. Shareowners may vote “For” or “Against” the Continuance Resolution. Abstentions will have no effect and will not be counted as votes cast on the Continuance Resolution.
The Board recommends that the shareowners vote FOR the Continuance Resolution. Unless contrary instructions are indicated on the Form of Proxy or the voting instruction form, the persons designated in the accompanying Form of Proxy or voting instruction form intend to vote “FOR” the Continuance Resolution.
Even if the Continuance Resolution is approved, the Board retains the power to revoke it at any time without any further notice to, or approval by, shareowners. The Board will only exercise such power in the event that it is, in its opinion, in the best interest of Primo. For example, if a significant number of shareowners dissent in respect of the Continuance Resolution or if the Amendments do not come into force, the Board may determine not to proceed with the Continuance.
RIGHTS OF DISSENT IN RESPECT OF THE CONTINUANCE RESOLUTION
The following description of rights of shareowners to dissent in respect of the Continuance Resolution is not a comprehensive statement of the procedures to be followed by a dissenting shareowner who seeks payment of the fair value of its shares and is qualified in its entirety by the reference to the full text of Section 190 of the CBCA, which is attached to this proxy statement as Appendix F. A dissenting shareowner who intends to exercise the right of dissent should carefully consider and comply with the provisions of Section 190 of the CBCA and should seek independent legal advice. Failure to comply strictly with the provisions of the CBCA and to adhere to the procedures established therein may result in the loss of all rights thereunder.
Pursuant to Section 190 of the CBCA, a registered shareowner is entitled, in addition to any other right that the registered shareowner may have, to dissent and, if the Continuance Resolution is adopted, to be paid by Primo the fair value of the shares in respect of which that registered shareowner dissents. “Fair value” is determined as of the close of business on the last business day before the day on which the Continuance Resolution is adopted. Pursuant to the CBCA, there is no right of partial dissent; accordingly, a registered shareowner may only dissent with respect to all shares held on behalf of any one beneficial shareowner and registered in the name of such registered shareowner.
Beneficial shareowners of shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only registered shareowners are entitled to dissent. Accordingly, beneficial shareowners desiring to exercise a right of dissent to the Continuance Resolution should contact their brokers, custodians, nominees or other intermediary for advice well in advance of the date of the meeting in order to make arrangements for the shares beneficially owned by such beneficial shareowner to be registered in the beneficial shareowner’s name prior to the time the written objection to the Continuance Resolution is required to be received by Primo or, alternatively, make arrangements for the registered holder of such shares to dissent on the beneficial shareowner’s behalf. It is strongly suggested that any beneficial shareowner wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of Section 190 of the CBCA may prejudice such beneficial shareowner’s right to dissent.
A registered shareowner who wishes to dissent must send a written objection to the Continuance Resolution (a “Dissent Notice”) to Primo, 4221 W. Boy Scout Blvd., Suite 400, Tampa, Florida 33607 Attention: Chief Legal Officer and Secretary, with a copy to Primo’s counsel, Goodmans LLP, 333 Bay Street, Suite 3400, Toronto, ON, M5H 2S7, Attention: Michelle Vigod or to mvigod@goodmans.ca, at or prior to the time of the meeting or any adjournment thereof in order to be effective.

The delivery of a Dissent Notice does not deprive a registered shareowner of its right to vote at the meeting, however, a vote in favor of the Continuance Resolution will, in effect, result in such shareowner ceasing to be a dissenting shareowner and losing its rights under Section 190 of the CBCA. A vote against the Continuance Resolution, whether in person or by proxy, does not constitute a Dissent Notice, but a shareowner need not vote its shares against the Continuance Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favor of the Continuance Resolution does not constitute a Dissent Notice in respect of the Continuance Resolution, but any such proxy granted by a shareowner who intends to dissent should be validly revoked (see “Voting at the Meeting” above) in order to prevent the proxy holder from voting such Primo shares in favor of the Continuance Resolution.
If the Continuance Resolution is approved at the meeting or at an adjournment or postponement thereof, Primo is required to deliver to each registered shareowner who has filed a Dissent Notice and has not voted for the Continuance Resolution or not withdrawn that shareowner’s Dissent Notice (each, a “Dissenting Shareholder”), within 10 days after the approval of the Continuance Resolution, a notice stating that the Continuance Resolution has been adopted (the “Notice of Resolution”). A Dissenting Shareholder then has 20 days after receipt of the Notice of Resolution or, if the Dissenting Shareholder does not receive a Notice of Resolution, within 20 days after learning that the Continuance Resolution has been adopted, to send to Primo a written notice (a “Demand for Payment”) containing the Dissenting Shareholder’s name and address, the number of shares in respect of which it dissents and a demand for payment of the fair value of such shares. A Dissenting Shareholder must within 30 days after sending the Demand for Payment, send the certificates representing the shares in respect of which it is dissenting to Primo or its transfer agent, Computershare. Primo or Computershare must endorse the certificates with a notice that the holder is a Dissenting Shareholder under Section 190 of the CBCA and forthwith return the certificates to the Dissenting Shareholder. A Dissenting Shareholder who fails to make a Demand for Payment within the time require or to send the certificates within the 30-day period, has no right to make a claim under Section 190 of the CBCA.
A Dissenting Shareholder that sends a Demand for Payment within the time required ceases to have any rights as a holder of shares, other than the right to be paid the fair value of such Dissenting Shareholder’s shares, unless: (i) the Dissenting Shareholder withdraws the Demand for Payment before Primo makes an Offer to Pay (as defined below); (ii) Primo fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws the Demand for Payment; or (iii) the Board revokes the Continuance Resolution, in which case the Dissenting Shareholder’s rights as a shareowner are required to be reinstated as of the date the Demand for Payment was sent.
Primo is required, not later than seven days after the later of the date shown on the certificate of continuation issued by the OBCA Director and the day Primo receives the Demand for Payment, to send a written offer to pay (“Offer to Pay”) in the amount considered by the Board to be the fair value of the shares in respect of which the Dissenting Shareholder has dissented. The Offer to Pay must be accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders must be on the same terms, and lapses if not accepted within 30 days after being made. If the Offer to Pay is accepted, payment must be made within 10 days of acceptance.
If Primo fails to make an Offer to Pay or if a Dissenting Shareholder fails to accept an Offer to Pay, Primo may, within 50 days after the date shown on the Certificate of Continuance issued by the OBCA Director or within such further period as a court of competent jurisdiction may allow, apply to the court to fix a fair value for the shares of any Dissenting Shareholder. If Primo fails to so apply to the court, a Dissenting Shareholder may do so for the same purpose within a further period of 20 days or such other period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any such application to the court. Applications referred to in this paragraph may be made to a court of competent jurisdiction in the place where Primo has its registered office or in the province where the Dissenting Shareholder resides if Primo carries on business in that province.
Upon the making of any such application to a court, Primo shall give notice of the date, place and consequences of the application and of the Dissenting Shareholder’s right to appear and be heard to each Dissenting Shareholder who has sent Primo a Demand for Payment and has not accepted an Offer to Pay. All Dissenting Shareholders whose shares have not been purchased by Primo shall be joined as parties to the application and are bound by the decision of the court. The court is authorized to determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application, and the court will then fix a fair value for the shares of all Dissenting

Shareholders. The final order of a court will be rendered in favor of each Dissenting Shareholder for the amount of the fair value of its shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the effective date of the Continuation until the date of payment of the amount so fixed.
The above is only a summary of the dissenting shareowner provisions of the CBCA. A shareowner of Primo wishing to exercise a right to dissent should seek independent legal advice. Failure to comply strictly with the provisions of the statute may prejudice the right of dissent.

ADDITIONAL INFORMATION
Information about Primo
Upon request to our Secretary you may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended January 2, 2021, our 2020 audited financial statements, and additional copies of this document. Copies of these documents may also be obtained on our website at www.primowatercorp.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the SEC at www.sec.gov.
In addition, we have made available on our website our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, as well as the charters of each of our Compensation Committee, ESG and Nominating Committee and Audit Committee. Copies of any of these documents are available in print to any shareowner upon request to our Secretary.
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice, or if applicable, only one copy of our proxy statement or annual report may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of any of these documents to you if you request one by writing or calling as follows: Primo Water Corporation, 4221 W. Boy Scout Blvd., Suite 400, Tampa, Florida 33607, Attention: Investor Relations Department; telephone number (813) 313-1732. If you want to receive separate copies of future materials, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
Approval
Primo’s Board has approved the contents and sending of this proxy statement.

MARNI MORGAN POE
Chief Legal Officer and
Secretary
March 25, 2021

APPENDIX A
SUMMARY OF 2021 RIGHTS PLAN
Summary
Pursuant to the 2021 Rights Plan, one common share purchase right (individually, a “Right” and, collectively, the “Rights”) is issued for each outstanding common share to shareowners of record at the close of business on the Record Date (May 1, 2018) (the “Record Time”). The 2021 Rights Plan will utilize the mechanism of a “Permitted Bid” (as described below) to protect shareowners by requiring all potential bidders to comply with the conditions specified in the Permitted Bid provisions or else such bidders will be subject to the dilutive features of the 2021 Rights Plan.
Under the 2021 Rights Plan, the Rights will be evidenced by the certificates evidencing Common Shares until the close of business on the 10th trading day after the earliest of: (i) the first date of public announcement by Primo or an “Acquiring Person” (as defined below) of facts indicating that a person has become an Acquiring Person; (ii) the date of commencement of, or first public announcement of the intent of any person (other than Primo or any subsidiary of Primo) to commence, a take-over bid, other than a Permitted Bid or a Competing Permitted Bid (as defined below); or (iii) two days following the date upon which a Permitted Bid or Competing Permitted Bid ceases to qualify as such, or such later date as may be determined by the Board (the “Separation Time”). Prior to the Separation Time, the Rights will not be exercisable. Following the Separation Time, each Right will entitle the registered holder to purchase from Primo one common share at a price equal to three times the market price per voting share, subject to adjustment pursuant to the terms of the 2021 Rights Plan (the “Exercise Price”).
Under the 2021 Rights Plan, if a transaction or event occurs that results in a person becoming an Acquiring Person (a “Flip-in Event”) then the Rights beneficially owned by an Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing (including transferees) will become void and the Rights (other than those beneficially owned by the Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing or any transferee) entitle the holder to purchase, effective at the close of business on the 10th business day after the first date of public announcement by Primo or an Acquiring Person of facts indicating that a person has become an Acquiring Person, for the Exercise Price, that number of Common Shares having an aggregate market price equal to twice the Exercise Price, subject to adjustment in certain circumstances.
An “Acquiring Person” is a person that beneficially owns 20% or more of Primo’s outstanding Common Shares, other than Primo or any subsidiary of Primo, an underwriter or member of a banking or selling group acquiring voting shares from Primo in connection with a distribution of securities, or any person that would become an Acquiring Person as a result of certain exempt transactions. These exempt transactions include, among others, (i) acquisitions pursuant to a Permitted Bid, (ii) certain other specified exempt acquisitions, and (iii) transactions to which the application of the 2021 Rights Plan has been waived by the Board.
The 2021 Rights Plan will not be triggered by a Permitted Bid or a Competing Permitted Bid.
A “Permitted Bid” is a take-over bid where the bid is made by way of a take-over bid circular to all registered holders of Primo’s voting shares, other than the offeror, and the bid is subject to irrevocable and unqualified conditions (and only so long as all the conditions are met) that (i) no voting shares shall be taken up or paid for prior to the close of business on a date which is not less than 105 days after the date of the take-over bid and then only if more than 50% of the outstanding voting shares held by Independent Shareholders (as defined below) have been deposited or tendered pursuant to the take-over bid and not withdrawn, (ii) voting shares may be deposited pursuant to the take-over bid (unless the take-over bid is withdrawn) at any time prior to the close of business on the date on which voting shares are first taken up and paid for under the take-over bid and may be withdrawn until taken up and paid for, and (iii) if on the date on which voting shares may be taken up and paid for, more than 50% of the voting shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, that fact will be publicly announced by the offeror and the take-over bid will be extended for at least 10 business days following such announcement.
“Independent Shareholders” means holders of Common Shares, but shall not include (i) any Acquiring Person, (ii) any offeror, (ii) any person acting jointly or in concert with an Acquiring Person or an offeror, (iv) any affiliate or associate of such Acquiring Person or such offeror, or (v) any person holding Common Shares under any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of Primo or a subsidiary of Primo, unless the beneficiaries of any such plan or trust direct the manner in which the Common Shares are to be voted or withheld from voting or direct whether the Common Shares are to be tendered to a take-over bid.
A “Competing Permitted Bid” is a take-over bid made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid and that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for voting shares tendered under a Competing Permitted Bid is not 105 days, but is instead no earlier than 10 days from the date of Primo’s public announcement announcing the fact that the requirements of a Competing Permitted Bid have been satisfied.
Neither a Permitted Bid nor a Competing Permitted Bid is required to be approved by the Board and such bids may be made directly to shareowners. Acquisitions of Primo’s voting shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.
Certificates and Transferability
The 2021 Rights Plan will provide that, until the Separation Time, the Rights may be transferred with and only with the Common Shares and certificates for Common Shares will evidence one Right for each common share represented by the certificate. Certificates for Common Shares issued after the Record Time shall bear a legend stating that each certificate also represents one Right. Promptly after the Separation Time, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Common Shares as of the Separation Time (other than an Acquiring Person and other excluded persons pursuant to the terms of the 2021 Rights Plan). Such separate Right Certificates alone will evidence the Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareowner, including no right to vote or to receive dividends.
Redemption, Waiver and Amendment
The Board may, at any time prior to the occurrence of a Flip-In Event, with the consent of the majority of Independent Shareholders if prior to the Separation Time or the majority of the holders of Rights (other than an Acquired Person or other holder excluded by the terms of the 2021 Rights Plan) if after the Separation Time, redeem the Rights in whole, but not in part, at a price of $0.00001 per Right, subject to adjustment (the “Redemption Price”). Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
The Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of the Common Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of Voting Shares, with the prior consent of the majority of Independent Shareholders, waive the application of the 2021 Rights Plan to such Flip-in Event.
The Board may also waive the application of the 2021 Rights Plan to a Flip-in Event, if the Board has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person. Any such waiver must be on the condition that such Acquiring Person has, within 14 days after the Board’s determination (or such earlier or later date as the Board decides), reduced its beneficial ownership of the Common Shares such that it is no longer an Acquiring Person. In the event of such waiver, for the purposes of the 2021 Rights Plan, the Flip-in Event shall be deemed never to have occurred.
In the event that, prior to the occurrence of a Flip-in Event, a person acquires Common Shares pursuant to a Permitted Bid, a Competing Permitted Bid or pursuant to a take-over bid for which the Board has waived the application of the 2021 Rights Plan, then Primo shall, immediately upon such acquisition and without further formality, redeem the Rights at the Redemption Price.
The Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of a take-over bid for all of the voting shares made by means of a take-over bid circular sent to all holders of record of voting shares, waive the application of the 2021 Rights Plan to such Flip-in Event by prior written notice delivered to the Rights Agent (as defined in the 2021 Rights Plan), provided however, that if the Board waives the application of the 2021 Rights Plan to such Flip-in Event, the Board shall be deemed to have waived the application of the 2021 Rights Plan to any other Flip-in Event occurring by reason of any take-over bid for all voting shares which is made by means of a take-over bid circular sent to all holders of record of voting shares prior to the expiry of any take-over bid in respect of which a waiver is, or is deemed to have been granted.
Prior to the Separation Time, Primo may, by resolution of the Board and with the prior consent of the majority of Independent Shareholders, supplement, amend, vary, rescind or delete any of the provisions of the 2021 Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally). Following the Separation Time, Primo may, by resolution of the Board and with the prior consent of the majority of the holders of the Rights (other than an Acquiring Person or other holder as excluded by the terms of the 2021 Rights Plan), amend, vary or rescind any of the provisions of the 2021 Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally).
Term
If approved at the 2021 Annual and Special Meeting of Shareowners, the 2021 Rights Plan must be reconfirmed at every third annual meeting of Primo’s shareowners following the 2021 Annual and Special Meeting of Shareowners. The 2021 Rights Plan and the Rights will terminate on the date of such third annual meeting if the 2021 Rights Plan is not reconfirmed or presented for reconfirmation at such meeting.
Notwithstanding the foregoing, the Rights will terminate on the close of business on the 10th anniversary of its adoption on May 1, 2018.

APPENDIX B
RESOLUTION APPROVING 2021 RIGHTS PLAN
BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:
1.
the shareholder rights plan of Primo Water Corporation (the “Company”) be continued, and the Amended and Restated Shareholder Rights Plan Agreement dated as of May 4, 2021 between the Company and Computershare Investor Services Inc., as rights agent (the “2021 Rights Plan”), which amends and restates the Shareholder Rights Plan Agreement dated as of May 1, 2018 between the Company and Computershare Investor Services Inc., as rights agent, and which confirms shareholder protection rights to holders of common shares that are outstanding at the Record Time (as defined in the 2021 Rights Plan) on the terms set out in the 2021 Rights Plan, and continues the issuance of the Rights thereafter to holders of newly issued common shares until the termination or expiration of the 2021 Rights Plan, be and is hereby reconfirmed, ratified and approved; and

2.
any one director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and to deliver all documents and take such actions as such person may determine to be necessary or advisable to implement this resolution, the execution of any such document or the doing of any such other action being conclusive evidence of such determination.

B-1

APPENDIX C
ARTICLES OF CONTINUANCE
For Ministry Use Only À l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario

ARTICLES OF CONTINUANCE STATUTS DE MAINTIEN
Form 6 Business Corporations Act Formule 6 Loi sur les sociétés par actions
	1.	The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS) Dénomination sociale de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT) :
		P	R	I	M	O	W	A	T	E	R	C	O	R	P	O	R	A	T	I	O	N

	2.	The corporation is to be continued under the name (if different from 1 ): Nouvelle dénomination sociale de la société (si elle différente de celle inscrite ci-dessus) :

	3.	Name of jurisdiction the corporation is leaving: / Nom du territoire (province ou territoire, État ou pays) que quitte la société :

Federal
Name of jurisdiction / Nom du territoire

	4.	Date of incorporation/amalgamation: / Date de la constitution ou de la fusion :

2020/03/02
Year, Month, Day / année, mois, jour

	5.	The address of the registered office is: / Adresse du siège social en :

1200 Britannia Road East
Street & Number or R.R. Number & if Multi-Office Building give Room No. Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau

		Mississauga																				ONTARIO	L	4	W	4	T	5
		Name of Municipality or Post Office / Nom de la municipalité ou du bureau de poste																					Postal Code/Code postal

Page 1 of/de 7

6.	Number of directors is/are: Nombre d'administrateurs :	Fixed number Nombre fixe	OR minimum and maximum OU minimum et maximum	3	15

7.	The director(s) is/are: / Administrateur(s) : First name, middle names and surname Prénom, autres prénoms et nom de famille
Address for service, giving Street & No. or R.R. No.,
Municipality, Province, Country and Postal Code
Domicile élu, y compris la rue et le numéro ou le numéro de
la R.R., le nom de la municipalité, la province, le pays et le code postal
Resident Canadian State ‘Yes’ or ‘No’ Résident canadien Oui/Non
Graham W. Savage		28 Oriole Road, Toronto, Ontario, Canada M4V 2E8	Yes

Stephen Howard Halperin		10 Bellair Street, Apt 1902, Toronto, Ontario, Canada M5R 1N6	Yes

Jerry Fowden		100 1st Avenue North, Unit 3003, St., Petersburg, Florida, United States 33701	No

Eric Stuart Rosenfeld		1 Osborn Road, Harrison, New York, United States 10528	No

Thomas Harrington		2620 N Dundee Street, Tampa, Florida, United States 33629	No

Mario Pilozzi		11 Bronte Road, Unit 421, Oakville, Ontario, Canada L6L 0E1	Yes

8.			Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. Limites, s'il y a lieu, imposées aux activités commerciales ou aux pourvoirs de la société.

None

Page 2 of/de 7

ANNEX / ANNEXE
7.		The director(s) of the corporation are: Administrateur(s)

First name, initials and surname Prénom, initiales et nom de famille	Address for service, giving Street & No. or R.R. No., Municipality and Postal Code. Domicile élu, y compris la rue et le numéro, le numéro de la R.R., ou le nom de la municipalité et le code postal	Resident Canadian State Yes or No Résident canadien Oui/Non

Britta Bomhard	30 Robert Road, Princeton, New Jersey, United States 08540	No

Betty J. Hess	3166 Olympia Lane, Naples, Florida, United States 34114	No

Gregory Rush Monahan	43 Christie Hill Road, Darien, Connecticut, United States 06820	No

Steven P. Stanbrook	3063 Michigan Boulevard, Racine, Wisconsin, United States 53403	No

Susan E. Cates	213 Copper Beech Court, Chapel Hill, North Carolina, United States 27517	No

Billy Dean Prim	11125 Green Bayberry Drive, Palm Beach Gardens, Florida, United States 33418	No

9.	The classes and any maximum number of shares that the corporation is authorized to issue: Catégories et nombre maximal, s'il y a lieu, d'actions que la société est autorisée à émettre :

The Corporation is authorized to issue the following classes of shares:

(a) an unlimited number of first preferred shares, issuable in series (“First Preferred Share”);

(b) an unlimited number of second preferred shares, issuable in series (“Second Preferred Shares”); and

(c) an unlimited number of common shares (“Common Shares”).

Page 3 of/de 7

10.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :

See pages 4A to 4I attached hereto.

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4A
SCHEDULE TO ARTICLES OF CONTINUANCE
OF
PRIMO WATER CORPORATION
10. The rights, privileges, restrictions and conditions attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:
1.0	FIRST PREFERRED SHARES
The First Preferred Shares shall, as a class, carry and be subject to the following rights, privileges, restrictions and conditions:
1.1 The First Preferred Shares may be issued at any time and from time to time in one or more series, each series to consist of such number of First Preferred Shares as may, before the issue thereof, be determined by resolution passed by the Board of Directors of the Corporation. The number of shares of any series may from time to time be increased by the Board of Directors of the Corporation upon compliance with the same conditions as are applicable to the issue of shares of a new series.
1.2 The Board of Directors of the Corporation shall, subject as hereinafter provided and subject to the provisions of the Business Corporations Act (Ontario) (the “Act”), fix, by resolution duly passed before the issue of the First Preferred Shares of each series, the designation, rights, privileges, restrictions and conditions to be attached to the First Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing:
(i)
provisions, if any, with respect to the rights of the holders of the First Preferred Shares of such series to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting;

(ii)
whether any dividends shall be payable on the First Preferred Shares of such series and, if dividends are to be payable thereon, the rate, amount or method of calculation of preferential dividends, whether fixed or fluctuating, whether cumulative or non-cumulative, whether such dividends are payable in money or by the issue of fully paid shares of the Corporation, the currency or currencies of payment, the date or dates and places of payment of preferential dividends and the date or dates from which such preferential dividends shall accrue;

(iii)
the rights of the Corporation if any, to purchase or redeem the First Preferred Shares of such series, and the purchase or redemption price or the method of calculating the same, and the terms and conditions of any such purchase or redemption;

(iv)
provisions, if any, with respect to the rights of the holders of the First Preferred Shares of such series to tender such shares to the Corporation for purchase by the Corporation and to oblige the Corporation to make such purchase;

(v)	the conversion rights, if any;

4B
(vi)	the terms and conditions of any share purchase plan or sinking fund with respect to the First Preferred Shares of such series; and
(vii)	the restrictions, if any, respecting payment of dividends on the Second Preferred Shares, the Common Shares or on any other shares of the Corporation ranking junior to the First Preferred Shares;
the whole subject to articles of amendment setting forth the designation, rights, privileges, restrictions and conditions to be attached to the First Preferred Shares of such series and the issue of a certificate of amendment in respect thereof.
1.3 The First Preferred Shares shall, with respect to the payment of dividends, be entitled to preference over the Second Preferred Shares, the Common Shares and over any other shares of the Corporation ranking junior to the First Preferred Shares, and no dividends (other than stock dividends payable in shares of the Corporation ranking junior to the First Preferred Shares) shall at any time be declared or paid or set apart for payment on the Second Preferred Shares, the Common Shares or on any other shares of the Corporation ranking junior to the First Preferred Shares, nor shall the Corporation call for redemption or purchase any of the First Preferred Shares (less than the total number of First Preferred Shares then outstanding) or any shares of the Corporation ranking junior to the First Preferred Shares unless at the date of such declaration or call for redemption or purchase, as the case may be, all cumulative dividends up to and including the dividend payment for the last completed period for which such cumulative dividends shall be payable shall have been declared and paid or set apart for payment in respect of each series of cumulative First Preferred Shares then issued and outstanding and any declared and unpaid non-cumulative dividends shall have been paid or set apart for payment in respect of each series of non-cumulative First Preferred Shares then issued and outstanding.
1.4 In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, the holders of the First Preferred Shares shall be entitled to receive, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of the Second Preferred Shares, the Common Shares or any other shares of the Corporation ranking junior to the First Preferred Shares, (i) the amount paid up on such First Preferred Shares, together with, in the case of cumulative First Preferred Shares, all unpaid cumulative dividends (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to and including the date of distribution) and, in the case of non-cumulative First Preferred Shares, all declared and unpaid non-cumulative dividends, and (ii) if such liquidation, dissolution, winding up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of said First Preferred Shares respectively if they had been called for redemption by the Corporation on the date of distribution and, if said First Preferred Shares could not be redeemed on such date, then an additional amount equal to the greatest premium, if any, which would have been payable on the redemption of said First Preferred Shares respectively. After payment to the holders of the First Preferred Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

4C
1.5 The First Preferred Shares of each series shall rank on a parity with the First Preferred Shares of every other series with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, provided, however, that in case such assets are insufficient to pay in full the amount due on all the First Preferred Shares, then such assets shall be applied firstly, to the payment equally and rateably of an amount equal to the amount paid up on the First Preferred Shares of each series and the premium thereon, if any, and, secondly, pro rata in the payment of accrued and unpaid cumulative dividends and declared and unpaid non-cumulative dividends.
1.6 The holders of the First Preferred Shares shall not, as such, be entitled as of right to subscribe for, or to purchase or receive the whole or any part of any issue of any shares, or of any bonds, debentures or other securities of the Corporation now or hereafter authorized, otherwise than in accordance with the exercise of the conversion rights, if any, which may from time to time attach to any series of first preferred shares.
1.7 The provisions contained in Section 1.1 to 1.6 inclusive, and in this Section 1.7 may be repealed or amended in whole or in part by articles of amendment and the issue of a certificate of amendment in respect thereof, but only with the prior approval of the holders of the first preferred shares given as hereinafter specified in addition to any other approval required under the Act.
The approval of the holders of the First Preferred Shares as to any and all matters hereinbefore referred to may be given in writing by a resolution signed by all the holders of the First Preferred Shares or by resolution passed by not less than two-thirds (2/3) of the votes cast at a meeting of the holders of the First Preferred Shares duly called for the purpose at which meeting, when originally held, the holders of not less than a majority of the outstanding First Preferred Shares are present in person or represented by proxy in accordance with the by-laws of the Corporation. If at any such meeting, the holders of a majority of the outstanding First Preferred Shares are not present in person or represented by proxy within thirty (30) minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being no less than fifteen (15) days later, and to such time and place as may be fixed by the chairman of the meeting and, at such adjourned meeting, the holders of First Preferred Shares present in person or represented by proxy, whether or not they hold more or less than a majority of all First Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed thereat by not less than two-thirds (2/3) of the votes cast at such adjourned meeting shall constitute the approval of the holders of the First Preferred Shares hereinbefore mentioned. Notice of any such original meeting of the holders of the First Preferred Shares shall be given not less than twenty-one (21) days nor more than fifty (50) days prior to the date fixed for such meeting and shall state the nature of the business to be transacted and the text of any resolution to be submitted to the meeting. Notice of any such adjourned meeting shall be given: (i) not less than seven (7) days prior to the date fixed for such adjourned meeting, if the original meeting was adjourned by one or more adjournments for an aggregate of less than thirty (30) days, but it shall not be necessary to state in such notice the business for which the adjourned meeting is called or the text of any resolution to be submitted to the adjourned meeting, and (ii) as required by the Act, if the original meeting was adjourned by one or more adjournments for an aggregate of thirty (30) days or more. The formalities to be

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observed with respect to the giving of notice of any such original meeting or adjourned meeting or any other meeting of the holders of First Preferred Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders or in the laws governing the Corporation.
If the repeal or amendment of the provisions hereinbefore contained affects the rights of the holders of First Preferred Shares of any series in a manner different from that in which the rights of the holders of First Preferred Shares of any other series are affected, then such repeal or amendment shall, in addition to being approved by the holders of the First Preferred Shares as hereinabove set forth, be approved by the holders of the First Preferred Shares of such series so affected, and the provisions of this Section 1.7 shall apply, mutatis mutandis, with respect to the giving of such approval.
Any meeting of the holders of the outstanding First Preferred Shares may be held at any time and for any purpose, without notice, if all holders of First Preferred Shares entitled to vote at the meeting waive notice of the meeting in writing. For the purpose of waiver of notice, the words “in writing” shall include written instrument, fax, e-mail or any other method of transmitting legibly recorded messages by a shareholder. Any holder of First Preferred Shares may waive notice of any meeting either before or after the meeting is held.
Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of First Preferred Shares, shall not invalidate any action taken at any meeting.
At any meeting of the holders of First Preferred Shares without distinction as to series, each holder of First Preferred Shares shall be entitled to 1/25 of a vote for each $1 (with the Canadian dollar and the United States dollar being deemed to be at par for the purposes of this Section 1.7) paid up on each First Preferred Share held by him. At any meeting of the holders of First Preferred Shares of any particular series, each holder shall be entitled to one (1) vote in respect of each First Preferred Share of such series held by him.
2.0	SECOND PREFERRED SHARES
The Second Preferred Shares shall, as a class, rank as to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, after the first preferred shares and shall carry and be subject to the following rights, privileges, restrictions and conditions:
2.1 The Second Preferred Shares may be issued at any time and from time to time in one or more series, each series to consist of such number of second preferred shares as may, before the issue thereof, be determined by resolution passed by the Board of Directors of the Corporation. The number of shares of any series may from time to time be increased by the Board of Directors of the Corporation upon compliance with the same conditions as are applicable to the issue of shares of a new series.
2.2 The Board of Directors of the Corporation shall, subject as hereinafter provided and subject to the provisions of the Act, fix, by resolution duly passed before the issue of the Second

4E
Preferred Shares of each series, the designation, rights, privileges, restrictions and conditions to be attached to the Second Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing:
(i)
provisions, if any, with respect to the rights of the holders of the Second Preferred Shares of such series to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting;

(ii)
whether any dividends shall be payable on the Second Preferred Shares of such series and, if dividends are to be payable thereon, the rate, amount or method of calculation of preferential dividends, whether fixed or fluctuating, whether cumulative or non-cumulative, whether such dividends are payable in money or by the issue of fully paid shares of the Corporation, the currency or currencies of payment, the date or dates and places of payment of preferential dividends and the date or dates from which such preferential dividends shall accrue;

(iii)
the rights of the Corporation, if any, to purchase or redeem the Second Preferred Shares of such series, and the purchase or redemption price or the method of calculating the same, and the terms and conditions of any such purchase or redemption;

(iv)
provisions, if any, with respect to the rights of the holders of the Second Preferred Shares of such series to tender such shares to the Corporation for purchase by the Corporation and to oblige the Corporation to make such purchases;

(v)	the conversion rights, if any;
(vi)	the terms and conditions of any share purchase plan or sinking fund with respect to the Second Preferred Shares of such series; and
(vii)	the restrictions, if any, respecting payment of dividends on the Common Shares or on any other shares of the Corporation ranking junior to the Second Preferred Shares;
the whole subject to articles of amendment setting forth the designation, rights, privileges, restrictions and conditions to be attached to the Second Preferred Shares of such series and the issue of a certificate of amendment in respect thereof, and subject to the provisions now or hereafter attaching to the First Preferred Shares as a class or to any series thereof.
2.3 The Second Preferred Shares shall, with respect to the payment of dividends, be entitled to preference over the Common Shares and over any other shares of the Corporation ranking junior to the Second Preferred Shares, but shall be subject to the prior rights in respect of the payment of dividends attaching to the First Preferred Shares, and no dividends (other than stock dividends payable in shares of the Corporation ranking junior to the Second Preferred Shares) shall at any time be declared or paid or set apart for payment on the Common Shares or on any other shares of the Corporation ranking junior to the Second Preferred Shares, nor shall the Corporation call for redemption or purchase any of the Second Preferred Shares (less than the total number of Second Preferred Shares then outstanding) or any shares of the Corporation

4F
ranking junior to the Second Preferred Shares unless at the date of such declaration or call for redemption or purchase as the case may be, all cumulative dividends up to and including the dividend payment for the last completed period for which such cumulative dividends shall be payable shall have been declared and paid or set apart for payment in respect of each series of cumulative Second Preferred Shares then issued and outstanding and any declared and unpaid non-cumulative dividends shall have been paid or set apart for payment in respect of each series of non-cumulative Second Preferred Shares then issued and outstanding.
2.4 In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, the holders of the Second Preferred Shares shall be entitled to receive, subject to prior payment in full to the holders of the First Preferred Shares of all amounts payable in such circumstances on the First Preferred Shares but before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of the Common Shares or any other shares of the Corporation ranking junior to the Second Preferred Shares, (i) the amount paid up on such Second Preferred Shares, together with, in the case of cumulative Second Preferred Shares, all unpaid cumulative dividends (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to and including the date of distribution) and, in the case of non-cumulative Second Preferred Shares, all declared and unpaid non-cumulative dividends, and (ii) if such liquidation, dissolution, winding up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of said Second Preferred Shares respectively if they had been called for redemption by the Corporation on the date of distribution and, if said Second Preferred Shares could not be redeemed on such date, then an additional amount equal to the greatest premium, if any, which would have been payable on the redemption of said Second Preferred Shares respectively. After payment to the holders of the Second Preferred Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.
2.5 The Second Preferred Shares of each series shall rank on a parity with the Second Preferred Shares of every other series with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, provided, however, that in case such assets are insufficient to pay in full the amount due on all the Second Preferred Shares, then such assets shall be applied, firstly, to the payment equally and rateably of an amount equal to the amount paid up on the Second Preferred Shares of each series and the premium thereon, if any, and, secondly, pro rata in the payment of accrued and unpaid cumulative dividends and declared and unpaid non-cumulative dividends.
2.6 The holders of the Second Preferred Shares shall not, as such, be entitled as of right to subscribe for, or to purchase or receive the whole or any part of any issue of any shares, or of any bonds, debentures or other securities of the Corporation now or hereafter authorized, otherwise than in accordance with the exercise of the conversion rights, if any, which may from time to time attach to any series of Second Preferred Shares.

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2.7 The provisions contained in Sections 2.1 to 2.6 inclusive, and in this Section 2.7 may be repealed or amended in whole or in part by articles of amendment and the issue of a certificate of amendment in respect thereof, but only with the prior approval of the holders of the Second Preferred Shares given as hereinafter specified in addition to any other approval required under the Act.
The approval of the holders of the Second Preferred Shares as to any and all matters hereinbefore referred to may be given in writing by a resolution signed by all the holders of the Second Preferred Shares or by resolution passed by not less than two-thirds (2/3) of the votes cast at a meeting of the holders of the Second Preferred Shares duly called for the purpose at which meeting, when originally held, the holders of not less than a majority of the outstanding Second Preferred Shares are present in person or represented by proxy in accordance with the by-laws of the Corporation. If at any such meeting, the holders of a majority of the outstanding Second Preferred Shares are not present in person or represented by proxy within thirty (30) minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being no less than fifteen (15) days later, and to such time and place as may be fixed by the chairman of the meeting and, at such adjourned meeting, the holders of Second Preferred Shares present in person or represented by proxy, whether or not they hold more or less than a majority of all Second Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed thereat by not less than two-thirds (2/3) of the votes cast at such adjourned meeting shall constitute the approval of the holders of the Second Preferred Shares hereinbefore mentioned. Notice of any such original meeting of the holders of the Second Preferred Shares shall be given not less than twenty-one (21) days or more than fifty (50) days prior to the date fixed for such meeting and shall state the nature of the business to be transacted and the text of any resolution to be submitted to the meeting. Notice of any such adjourned meeting shall be given: (i) not less than seven (7) days prior to the date fixed for such adjourned meeting, if the original meeting was adjourned by one or more adjournments for an aggregate of less than thirty (30) days, but it shall not be necessary to state in such notice the business for which the adjourned meeting is called or the text of any resolution to be submitted to the adjourned meeting, and (ii) as required by the Act, if the original meeting was adjourned by one or more adjournments for an aggregate of thirty (30) days or more. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting or any other meeting of the holders of Second Preferred Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders or in the laws governing the Corporation.
If the repeal or amendment of the provisions hereinbefore contained affects the rights of the holders of Second Preferred Shares of any series in a manner different from that in which the rights of the holders of Second Preferred Shares of any other series are affected, then such repeal or amendment shall, in addition to being approved by the holders of the Second Preferred Shares as hereinabove set forth, be approved by the holders of the Second Preferred Shares of such series so affected, and the provisions of this Section 2.7 shall apply, mutatis mutandis, with respect to the giving of such approval.
Any meeting of the holders of the outstanding Second Preferred Shares may be held at any time and for any purpose, without notice, if all holders of Second Preferred Shares entitled to vote at the meeting waive notice of the meeting in writing. For the purpose of waiver of notice, the words “in writing” shall include written instrument, fax, e-mail or any other method of

4H
transmitting legibly recorded messages by a shareholder. Any holder of Second Preferred Shares may waive notice of any meeting either before or after the meeting is held.
Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of Second Preferred Shares, shall not invalidate any action taken at any meeting.
At any meeting of the holders of Second Preferred Shares without distinction as to series, each holder of Second Preferred Shares shall be entitled to 1/25 of a vote for each $1 (with the Canadian dollar and the United States dollar being deemed to be at par for the purposes of this Section 2.7) paid up on each Second Preferred Share held by him. At any meeting of the holders of Second Preferred Shares of any particular series, each holder shall be entitled to one (1) vote in respect of each Second Preferred Share of such series held by him.
3.0	COMMON SHARES
The Common Shares shall, as a class, carry and be subject to the following rights, privileges, restrictions and conditions:
3.1 Each Common Share of the Corporation shall entitle the holder thereof to one (1) vote at all meetings of shareholders of the Corporation (except meetings at which only holders of another specified class or series of shares are entitled to vote).
3.2 Subject to the prior rights with respect to the payment of dividends attaching to the First Preferred Shares, the Second Preferred Shares and to any other class of shares of the Corporation which rank prior to the Common Shares, the holders of the Common Shares shall be entitled to receive, as and when declared by the Board of Directors of the Corporation, dividends which may be paid in money, property or by the issue of fully paid shares of the Corporation.
3.3 In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, subject to the rights, privileges, restrictions and conditions attached to the First Preferred Shares and the Second Preferred Shares, either as a class or series, and to any other class or series of shares of the Corporation which rank prior to the Common Shares, the Common Shares shall entitle the holders thereof to receive the remaining property of the Corporation.
3.4 Notwithstanding the provisions attaching to the Common Shares, the Corporation may at any time and from time to time amend the Articles of the Corporation to
(i)	effect an exchange, reclassification or cancellation of all or part of the Common Shares;
(ii)	create a new class of shares equal or superior to the Common Shares; or
(iii)	increase any maximum number of authorized shares of any class of shares having rights or privileges equal or superior to the Common Shares,

4I
without in any of such cases the holders of the Common Shares being entitled to vote separately thereon as a class; provided, however, that the holders of common shares shall always be entitled to vote in any of such cases in accordance with Section 3.1 hereof.

11.
The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:
L'émission, le transfert ou la propriété d'actions est/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes :

None

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12.	Other provisions, (if any): Autres dispositions s'il y a lieu :

See page 6A attached hereto.

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6A
SCHEDULE TO ARTICLES OF CONTINUANCE
OF
PRIMO WATER CORPORATION
12.	Other provisions, if any
Without in any way limiting the powers conferred upon the Corporation and its directors by the Business Corporations Act (Ontario) (the “Act”), the Board of Directors of the Corporation may from time to time on behalf of the Corporation:
(a)	borrow money upon the credit of the Corporation and limit or increase the amount to be borrowed;
(b)	issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness, guarantees or securities of the Corporation, whether secured or unsecured;
(c)
to the extent permitted by the Act, give guarantees on behalf of the Corporation to secure performance of any obligation of any person or give, directly or indirectly, financial assistance to any person on behalf of the Corporation by means of a loan, guarantee or otherwise;

(d)
mortgage, hypothecate, pledge or otherwise, the real or personal, movable or immovable property of the Corporation, currently owned or subsequently acquired, including book debts, rights, powers, franchises and undertakings, to secure any present or future debt obligations or any money borrowed or other debt, liability or obligation of the Corporation, including any bonds, debentures, notes, create a security interest in all or any of debenture stock, other evidences of indebtedness, guarantees or securities of the Corporation which it is by law entitled to issue; and

(e)
delegate to one or more of the directors or officers of the Corporation all or any of the powers conferred by the foregoing provisions to such extent and in such manner as the Board of Directors shall determine at the time of each such delegation.

The directors may appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.
Meetings of shareowners of the Corporation may be held at such place inside or outside Canada as the directors from time to time may determine.

13.	The corporation has complied with subsection 180(3) of the Business Corporations Act. La société s'est conformée au paragraphe 180(3) de la Loi sur les sociétés par actions.

14.
The continuation of the corporation under the laws of the Province of Ontario has been properly authorized under the laws of the jurisdiction in which the corporation was incorporated/amalgamated or previously continued on Le maintien de la société en vertu des lois de la province de l'Ontario a été dûment autorisé en vertu des lois de l'autorité législative sous le régime de laquelle la société a été constituée ou fusionnée ou antérieurement maintenue le

Year, Month, Day année, mois, jour

15.
The corporation is to be continued under the Business Corporations Act to the same extent as if it had been incorporated thereunder.
Le maintien de la société en vertu de la Loi sur les sociétés par actions a le même effet que si la société avait été constituée en vertu de cette loi.

These articles are signed in duplicate. Les présents statuts sont signés en double exemplaire.

Primo Water Corporation
Name of Corporation / Dénomination sociale de la société

By / Par

Signature / Signature

Print name of signatory / Nom du signataire en lettres moulées	Description of Office / Fonction

These articles must be signed by a director or officer of the corporation (e.g. president, secretary)
Ces statuts doivent être signés par un administrateur ou un dirigeant de la société (p. ex. : président, secrétaire).

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APPENDIX D
BY-LAW NO. 1
Business Corporations Act (Ontario)
A by-law relating generally to the regulation of the business and affairs of
PRIMO WATER CORPORATION
(the “Corporation”)
PRIMO WATER CORPORATION
BY-LAW NO. 1
being a by-law relating generally to the transaction of the business and affairs of the Corporation,
ARTICLE ONE
INTERPRETATION
SECTION 1.01 DEFINITIONS. In the by-laws of the Corporation, unless the context otherwise requires:
“Act” means the Business Corporations Act (Ontario) and all regulations made pursuant to it, and any statute and regulations that may be substituted therefor, as from time to time amended;
“appoint” includes “elect” and vice versa;
“articles” means the articles of continuance of the Corporation attached to the certificate of continuance dated [•], 2021, as from time to time amended or restated;
“board” means the board of directors of the Corporation;
“by-laws” means this by-law and all other by-laws of the Corporation from time to time in force and effect;
“Corporation” means Primo Water Corporation, a corporation continued under the laws of Ontario;
“electronic document” means any form of representation of information or of concepts fixed in any medium in or by electronic, optical or other similar means and that can be read or perceived by a person or by any means;
“information system” means a system used to generate, send, receive, store, or otherwise process an electronic document;
“meeting of shareowners” means an annual meeting of shareowners or a special meeting of shareowners;
“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);
“recorded address” means in the case of a shareowner his latest address as recorded in the securities register; and in the case of joint shareowners the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, his latest address as shown in the records of the Corporation;
“signing officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by section 2.02, or by a resolution passed pursuant thereto;
save as aforesaid, words and expressions defined in the Act have the same meanings when used herein or in any other by-law; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations; and a reference to a section means that section in the by-laws in which such section appears.
In the case of any conflict between the articles and the provisions of this or any other by-law the provisions of the articles shall prevail.

ARTICLE TWO
BUSINESS OF THE CORPORATION
SECTION 2.01 REGISTERED OFFICE. Until changed in accordance with the Act, the address of the registered office of the Corporation will be within the place specified in the articles or within articles of amendment changing the place in which its registered office is situated.
SECTION 2.02 EXECUTION OF INSTRUMENTS. Deeds, documents, bonds, debentures, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any one of the directors or officers of the Corporation. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.
SECTION 2.03 BANKING AND FINANCIAL ARRANGEMENTS. The banking and financial business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking and financial business or any part thereof shall be trans acted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.
SECTION 2.04 VOTING RIGHTS IN OTHER BODIES CORPORATE. The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.
SECTION 2.05 WITHHOLDING INFORMATION FROM SHAREOWNERS. Subject to the provisions of the Act, no shareowner shall be entitled to discovery of any information respecting any details or conduct of the Corporation’s business which, in the opinion of the board, it would be inexpedient in the interests of the shareowners or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareowners and no shareowner shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the board or by resolution passed at a general meeting of shareowners.
SECTION 2.06 DECLARATIONS. Any officer of the Corporation or any other person appointed for the purpose by resolution of the board is authorized and empowered to appear and make answer for, on behalf and in the name of the Corporation, to writs, orders and interrogatories upon articulated facts issued out of any court and to declare for, on behalf and in the name of the Corporation, any answer to writs of attachment by way of garnishment or otherwise and to make all affidavits and sworn declarations in connection therewith or in connection with any and all judicial proceedings. Such officers and persons may make demands of abandonment or petitions for winding-up or bankruptcy orders upon any debtor of the Corporation, may attend and vote at all meetings of creditors of the Corporation’s debtors and grant proxies in connection therewith, and may generally do all such things in respect thereof as they deem to be in the best interests of the Corporation.
ARTICLE THREE
BORROWING AND SECURITIES
SECTION 3.01 BORROWING POWER. Without limiting the borrowing powers of the Corporation as set forth in the Act or in the articles, the board may from time to time:
(a)	borrow money upon the credit of the Corporation and limit or increase the amount to be borrowed;
(b)	issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness, guarantees or securities of the Corporation, whether secured or unsecured;

(c)
to the extent permitted by the Act, give guarantees on behalf of the Corporation to secure performance of an obligation of any person or give, directly or indirectly, financial assistance to any person on behalf of the Corporation by means of a loan, guarantee or otherwise; and

(d)
mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the real or personal, moveable or immoveable property of the Corporation, currently owned or subsequently acquired, including book debts, rights, powers, franchises and undertakings, to secure any present or future debt obligations or any money borrowed or other debt or liability of the Corporation, including any bonds, debentures, notes, debenture stock, other evidences of indebtedness, guarantees or securities of the Corporation which it is by law entitled to issue. Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

SECTION 3.02 DELEGATION. The board may from time to time delegate to such one or more of the directors or officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.
ARTICLE FOUR
DIRECTORS
SECTION 4.01 NUMBER OF DIRECTORS AND QUORUM. Until changed in accordance with the Act, the board shall consist of such fixed number, or minimum and maximum number, of directors as may be set out in the articles.
The directors may, from time to time, fix by resolution the quorum for meetings of directors, but until otherwise fixed, a majority of the directors in office from time to time shall constitute a quorum. Any meeting of directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the by-laws of the Corporation for the time being vested in or exercisable by the directors generally.
Subject to the Act and to the articles of the Corporation, the directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareowners, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareowners.
SECTION 4.02 QUALIFICATION. No person shall be qualified for election as a director if he is less than eighteen (18) years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareowner. To the extent required by the Act, at least 25% of the directors shall be resident Canadians, provided however, that, if the Corporation has fewer than four directors, at least one director shall be a resident Canadian.
SECTION 4.03 ELECTION AND TERM. The election of directors shall take place at each annual meeting of shareowners at which time all the directors then in office shall cease to hold office, but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareowners otherwise determine. The election shall be by resolution. If an election of directors is not held at any such meeting of shareowners, the incumbent directors shall continue in office until their successors are elected.
SECTION 4.04 VACATION OF OFFICE. A director ceases to hold office when he dies; when he is removed from office by the shareowners in accordance with the provisions of the Act; when he ceases to be qualified for election as a director; or when his written resignation is received by the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.
SECTION 4.05 VACANCIES. Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareowners to elect the number or minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareowners to elect the number or minimum number of directors, the board may call a special meeting of shareowners to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareowner may call the meeting. Where there is a vacancy in the board, the remaining directors may exercise all the authorities, powers and discretions of the board so long as a quorum remains in office.

SECTION 4.06 MEETINGS BY TELEPHONE ELECTRONIC OR OTHER COMMUNICATION FACILITY. A director may, to the extent and in the manner permitted by law, participate in a meeting of directors or of a committee of directors by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, but only if all the directors of the Corporation have consented to that form of participation. A director participating in such a meeting by such means is deemed for the purposes of the Act to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.
SECTION 4.07 PLACE OF MEETINGS. Meetings of the board may be held at any place in or outside Canada.
SECTION 4.08 CALLING OF MEETINGS. Meetings of the board shall be held from time to time and at such place as the board, the chairperson of the board, the chief executive officer, or any two directors may determine.
SECTION 4.09 NOTICE OF MEETING. Notice of the time and place of each meeting of the board shall be given in the manner provided in section 13.01 to each director not less than twenty-four (24) hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified. A director may waive notice of or otherwise consent to a meeting of the board. Such a waiver of notice may be sent in any manner, including as an electronic document and at any time before, during or after a meeting of the board. No action taken at any meeting of the board shall be invalidated by the accidental failure to give notice or sufficient notice thereof to any director.
SECTION 4.10 FIRST MEETING OF NEW BOARD. Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareowners at which such board is elected.
SECTION 4.11 ADJOURNED MEETING. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.
SECTION 4.12 REGULAR MEETINGS. The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.
SECTION 4.13 CHAIRPERSON. The chairperson of any meeting of the board shall be the chairperson of the board, or any other director chosen by the directors present if (a) the chairperson of the board is not present at the meeting within 15 minutes after the time set for holding the meeting; (b) the chairperson of the board is not willing to chair the meeting; or (c) the chairperson of the board has advised the secretary, if any, or any other director, that they will not be present at the meeting.
SECTION 4.14 VOTES TO GOVERN. At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairperson of the meeting shall be entitled to a second or casting vote.
SECTION 4.15 REMUNERATION AND EXPENSES. The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.
ARTICLE FIVE
COMMITTEES
SECTION 5.01 COMMITTEES OF DIRECTORS. The board may appoint a committee or committees of directors, however designated, and delegate to such committee or committees any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.

SECTION 5.02 AUDIT COMMITTEE. The board shall elect from among its number an audit committee to be composed of at least three (3) directors of whom the majority shall not be officers or employees of the Corporation or its affiliates. Members of the audit committee shall remain in office at the pleasure of the board and while still directors.
SECTION 5.03 TRANSACTION OF BUSINESS. Subject to the provisions of section 4.06, the powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of a committee of directors may be held at any place in or outside Canada.
SECTION 5.04 PROCEDURE. Unless otherwise determined by the board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairperson and to regulate its procedure.
ARTICLE SIX
OFFICERS
SECTION 6.01 APPOINTMENT. The board may from time to time appoint a chairperson of the board, a chief executive officer, a chief financial officer, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to section 6.02, an officer may but need not be a director and one person may hold more than one office.
SECTION 6.02 CHAIRPERSON OF THE BOARD. The chairperson of the board shall be chosen from among the directors and, if appointed, shall have such powers and duties as the board may specify.
SECTION 6.03 CHIEF EXECUTIVE OFFICER. Unless the directors otherwise determine, the chief executive officer shall be appointed by the directors and shall have general management of its business and affairs.
SECTION 6.04 VICE-PRESIDENT OR VICE-PRESIDENTS. The vice-president or vice-presidents shall have such powers and duties as the board may specify.
SECTION 6.05 SECRETARY. Except as may be otherwise determined from time to time by the board, the secretary shall attend and be the secretary of all meetings of the board, shareowners and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; they shall give or cause to be given, as and when instructed, all notices to shareowners, directors, officers, auditors and members of committees of the board; they shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and they shall have such other powers and duties as the board or the chief executive officer may specify.
SECTION 6.06 POWERS AND DUTIES OF OTHER OFFICERS. The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.
SECTION 6.07 VARIATION OF POWERS AND DUTIES. The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.
SECTION 6.08 TERM OF OFFICE. The board, in its discretion, may remove and discharge any or all the officers of the Corporation either with or without cause at any meeting called for that purpose and may elect or appoint others in their place or places. Any officer or employee of the Corporation, not being a member of the board, may also be removed and discharged, either with or without cause, by the chairperson of the board. If, however, there be a contract with an officer or employee derogating from the provisions of this section such removal or discharge shall be subject to the provisions of such contract. Otherwise each officer appointed by the board shall hold office until his successor is appointed.
SECTION 6.09 TERMS OF EMPLOYMENT AND REMUNERATION. The terms of employment and the remuneration of officers appointed by the board shall be settled by it from -time to time.

SECTION 6.10 AGENTS AND ATTORNEYS. The board, the chairperson of the board or any person delegated by any of them shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.
ARTICLE SEVEN
PROTECTION OF DIRECTORS, OFFICERS AND OTHERS
SECTION 7.01 LIMITATION OF LIABILITY. No director or officer shall be liable for the acts, receipts, neglects or defaults of any other person including any director or officer or employee or agent, or for joining in any receipt or acts for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, delictual, quasi-delictual or tortious acts of any person with whom any of the moneys, securities or other property of the Corporation shall be deposited or for any loss occasioned by an error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which may arise out of the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the mandatory provisions of the Act or from liability for any breach thereof.
SECTION 7.02 INDEMNIFICATION. Without in any manner derogating from or limiting the mandatory provisions of the Act but subject to the conditions in this by-law, the Corporation shall indemnify each director and officer of the Corporation, each former director and officer of the Corporation and each individual who acts or acted at the Corporation’s request as a director or officer, or each individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.
SECTION 7.03 ADVANCE OF COSTS. The Corporation may advance moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to in section 7.02. The individual shall repay the moneys if the individual does not fulfil the conditions of section 7.04.
SECTION 7.04 LIMITATION IN INDEMNITY. The Corporation’s indemnity applies, however, only to the extent that the individual seeking indemnity:
(a)
acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation’s request; and

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual’s conduct was lawful.
SECTION 7.05 INSURANCE. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as such, as the board may from time to time determine.
ARTICLE EIGHT
SHARES
SECTION 8.01 ALLOTMENT. Subject to the articles, shares of the Corporation may be issued at such times and to such persons and for such consideration as the board may determine and the board may from time to time allot or grant options or other rights to purchase any of the shares of the Corporation at such times and to such persons and for such consideration as the board shall determine.
SECTION 8.02 COMMISSIONS. Subject to the provisions of the Act, the board may from time to time authorize the Corporation to pay a commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

SECTION 8.03 REGISTRATION OF TRANSFER. Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, or upon proper instructions from the holder of uncertificated shares, in each case with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time require, and upon payment of all applicable taxes and any fees required by the board.
SECTION 8.04 TRANSFER AGENTS. REGISTRARS AND DIVIDEND DISBURSING AGENTS. The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers. The board may also from time to time appoint a dividend disbursing agent to disburse dividends. One person may be appointed to any number of the aforesaid positions. The board may at any time terminate any such appointment.
SECTION 8.05 CONCLUSIVENESS OF SECURITIES REGISTER. Subject to the provisions of the Act, the Corporation shall treat the person in- whose name any share is registered in the securities register as absolute owner of such share with full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation’s records or on the share certificate.
SECTION 8.06 SHARE CERTIFICATES. Shares of the capital stock of the Corporation may be certificated or uncertificated. Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareowner's right to a share certificate respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with section 2.02 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless counter-signed by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced upon share certificates and every such printed or mechanically reproduced signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.
SECTION 8.07 REPLACEMENT OF SHARE CERTIFICATES. The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share certificate in lieu and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken upon payment of such fee, if any, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.
SECTION 8.08 JOINT SHAREOWNERS. If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.
SECTION 8.09 DECEASED SHAREOWNERS. In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon or other distributions in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent.

ARTICLE NINE
DIVIDENDS AND RIGHTS
SECTION 9.01 DIVIDENDS. Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareowners according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.
SECTION 9.02 DIVIDEND WIRE TRANSFERS OR CHEQUES. A dividend payable in money shall be paid, at the Corporation’s option, by (a) wire transfer, or (b) cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared, and (i) sent, if by wire transfer, to such registered holder as per the wire instructions provided by such holder in the Corporation’s securities register, or (ii) mailed by prepaid ordinary mail, if by cheque, to such registered holder at the address of such holder in the Corporation’s securities register, unless such holder otherwise directs. In the case of joint holders, the wire transfer or cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and transferred to them as per the wire instructions, or mailed to them at their recorded address. The issuance of the wire transfer or the mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.
SECTION 9.03 NON-RECEIPT OF WIRE TRANSFERS OR CHEQUES. In the event of non-receipt of any dividend wire transfer or cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a wire transfer or a cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the directors may from time to time prescribe, whether generally or in any particular case.
SECTION 9.04 UNCLAIMED DIVIDENDS. To the extent permitted by applicable law, any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.
ARTICLE TEN
MEETINGS OF SHAREOWNERS
SECTION 10.01 ANNUAL MEETINGS. The annual meeting of shareowners shall be held at such time in each year and, subject to section 10.03, at such place as the board or failing it, the chairperson of the board may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.
SECTION 10.02 SPECIAL MEETINGS. Subject to compliance with the Act, the board or the chairperson of the board shall have power to call a special meeting of shareowners at any time.
SECTION 10.03 PLACE OF MEETINGS. Meetings of shareowners of the Corporation may be held at such place inside or outside of Canada, as the directors may from time to time determine.
SECTION 10.04 MEETINGS BY TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION FACILITY. Any person entitled to attend a meeting of shareowners may participate in the meeting, to the extent and in the manner permitted by law, by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes available such a communication facility. A person participating in a meeting by such means is deemed for the purposes of the Act to be present at the meeting. The directors or the shareowners of the Corporation who call a meeting of shareowners pursuant to the Act may determine that the meeting shall be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.
SECTION 10.05 NOTICE OF MEETINGS. Subject to compliance with the Act, notice of the time and place of each meeting of shareowners shall be given in the manner provided in section 13.01 not less than twenty-one (21) nor more than fifty (50) days before the date of the meeting to each director, to the auditor and to each shareowner who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. A shareowner may in any manner either before, during or after a meeting of shareowners waive notice of or otherwise consent to a meeting of shareowners.

SECTION 10.06 CHAIRPERSON, SECRETARY AND SCRUTINEERS. The chairperson of any meeting of shareowners shall be (a) the chairperson of the board, if any; (b) if the chairperson of the board is absent or unwilling to act as chairperson of the meeting of shareowners, the lead independent director; or (c) if neither the chairperson of the board nor the lead independent director is present, or willing to act, the chief executive officer or president and if no such person is present within fifteen (15) minutes after the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be the chairperson. If the secretary and each assistant-secretary of the Corporation is absent, the chairperson shall appoint some person, who need not be a shareowner, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareowners, may be appointed by a resolution or by the chairperson of the meeting.
SECTION 10.07 PERSONS ENTITLED TO BE PRESENT. The only persons entitled to be present at a meeting of shareowners shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.
SECTION 10.08 QUORUM. Except as otherwise provided by law or by the articles, a quorum for the transaction of business at any meeting of shareowners shall be not less than two persons present in person, each being a shareowner entitled to vote thereat or a duly appointed proxy for an absent shareowner so entitled, and holding or representing the holder or holders of shares carrying not less than a majority of the voting power of all issued and outstanding shares of the Corporation entitled to vote on a particular matter to be acted on at the meeting, except that, when specified business is to be voted on by one or more classes or series of shares voting as a class, unless otherwise provided by law, regulatory authority or by the articles, the holders of not less than a majority of the voting power of the shares of such classes or series shall constitute a quorum for the transaction of such matter. If a quorum is present at the opening of the meeting of shareowners, the shareowners present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.
If a quorum is not present at the opening of a meeting of shareowners, the shareowners present in person and entitled to be counted for the purpose of forming a quorum shall have power to adjourn the meeting from time to time to a fixed time and place without notice other than announcement at the meeting until a quorum shall be present, subject to the provisions of the Act, the articles and section 10.16 of this by-law. At any such adjourned meeting, provided a quorum is present, any business may be transacted which might have been transacted at the meeting adjourned.
SECTION 10.09 RIGHT TO VOTE. The shareowners entitled to vote at any meeting of shareowners shall be determined in accordance with the provisions of the Act and the articles.
SECTION 10.10 PROXIES. Every shareowner entitled to vote at a meeting of shareowners may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareowners, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareowner or his attorney and shall conform with the requirements of the Act and applicable law.
SECTION 10.11 TIME FOR DEPOSIT OF PROXIES. The board may specify in a notice calling a meeting of shareowners a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such- meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairperson of the meeting or any adjournment thereof prior to the time of voting.
SECTION 10.12 JOINT SHAREOWNERS. If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareowners may, in the absence of the other or others, vote the shares; but if two or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the shares jointly held by them.
SECTION 10.13 VOTES TO GOVERN. At any meeting of shareowners every question shall, unless otherwise required by the articles or by-laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes, either upon a show of hands or upon a poll, the chairperson of the meeting shall be entitled to a second or casting vote.
SECTION 10.14 SHOW OF HANDS. Subject to the provisions of the Act, any question at a meeting of shareowners shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairperson of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareowners upon the said question.
SECTION 10.15 BALLOTS. On any question proposed for consideration at a meeting of shareowners, and whether or not a show of hands has been taken thereon, any shareowner or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairperson shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled, in respect of the shares which he is entitled to votes at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareowners upon the said question.
SECTION 10.16 ADJOURNMENT. Subject to the articles, if a meeting of shareowners is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the meeting that is adjourned. If a meeting of shareowners is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for required by the Act.
SECTION 10.17 RESOLUTION IN WRITING. A resolution in writing signed by all the shareowners entitled to vote on that resolution at a meeting of shareowners is as valid as if it had been passed at a meeting of the shareowners unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditors in accordance with the Act.
SECTION 10.18 ELECTRONIC VOTING BY SHAREOWNERS. Any vote at a meeting of the shareowners may be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes available such a communication facility. Any person participating in a meeting of shareowners by electronic means as provided in section 10.04 and entitled to vote at that meeting may vote, to the extent and in the manner permitted by law, by means of the telephonic, electronic or other communication facility that the Corporation has made available for that purpose.
ARTICLE ELEVEN
Advance Notice of Nominations of Directors
SECTION 11.01 NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the provisions of this by-law shall be eligible for election as directors of the Corporation. Nominations of persons for election as directors of the Corporation at any annual meeting of shareowners, or at any special meeting of shareowners called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may only be made:
(a)	by or at the direction of the board of directors of the Corporation, including pursuant to a notice of meeting,
(b)
by or at the direction or request of one or more shareowners pursuant to a proposal submitted to the Corporation in accordance with applicable laws or a requisition of meeting submitted to the directors in accordance with applicable laws, or

(c)
by any person (a “nominating shareowner”) who, at the close of business on the date of the giving of the notice provided for below and on the record date for determining shareowners entitled to vote at such meeting, is a registered holder or beneficial owner of shares that are entitled to be voted at such meeting and complies with the notice and other procedures set forth in this by-law.

SECTION 11.02 TIMELY NOTICE. In addition to any other requirements in this by-law and under applicable laws, for a nomination to be made by a nominating shareowner, the nominating shareowner must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a nominating shareowner’s notice must be received by the Secretary at the principal executive offices of the Corporation:
(a)
in the case of an annual meeting of shareowners, not less than 30 nor more than 60 days prior to the date of the annual meeting of shareowners; provided, however, that if the annual meeting of shareowners is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice by the nominating shareowner may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by the Corporation; and
(b)
in the case of a special meeting of shareowners (which is not also an annual meeting of shareowners), not later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting of shareowners is first made by the Corporation.

The adjournment or postponement of a meeting of shareowners or the announcement thereof shall not commence a new time period for the giving of a nominating shareowner’s notice as described above.
SECTION 11.03 PROPER WRITTEN FORM. To be in proper written form, a nominating shareowner’s notice to the Secretary must set forth:
(a)	as to each person whom the nominating shareowner proposes to nominate for election as a director:
(i)	the name, age, business address and residential address of the nominee,
(ii)	the principal occupation or employment of the nominee,
(iii)
the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(iv)
any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates, and

(v)
any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and

(b)	as to the nominating shareowner giving the notice,
(i)	the name and record address of the nominating shareowner,
(ii)
the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(iii)	any derivatives or other economic or voting interests in the Corporation and any hedges implemented with respect to the nominating shareowners’ interests in the Corporation,
(iv)	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of the Corporation,
(v)	whether the nominating shareowner intends to deliver a proxy circular and form of proxy to any shareowners of the Corporation in connection with the election of directors, and
(vi)
any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

Such notice must be accompanied by the written consent of each nominee to being named as a nominee and to serve as a director, if elected. Reference to “nominating shareowner” in this section 11.03 shall be deemed to refer to each shareowner that nominates a person for election as director in the case of a nomination proposal where more than one shareowner is involved in making such nomination proposal.

SECTION 11.04 FURTHER INFORMATION. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareowner’s understanding of the independence, or lack thereof, of such proposed nominee.
SECTION 11.05 DETERMINATION OF ELIGIBILITY. The chair of the meeting of shareowners at which an election for directors is held shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded. The Board may, in its sole discretion, waive any requirement in this by-law.
SECTION 11.06 DISCUSSION PERMITTED. Nothing in this by-law shall be deemed to preclude discussion by a shareowner (as distinct from the nomination of directors) at a meeting of shareowners of any matter it is entitled to discuss pursuant to the Act.
SECTION 11.07 MEANING OF PUBLIC ANNOUNCEMENT. For purposes of this by-law, “public announcement” shall mean disclosure in a press release reported by a national news service in Canada or the United States or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or the Electronic Data Gathering, Analysis and Retrieval system at www.sec.gov/edgar.shtml.
SECTION 11.08 NOTICE. Notwithstanding any other provision of the by-laws of the Corporation, notice given to the secretary pursuant to this by-law may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the secretary for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery to the Secretary at the address of the principal executive offices of the Corporation, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.
ARTICLE TWELVE
DIVISIONS AND DEPARTMENTS
SECTION 12.01 CREATION AND CONSOLIDATION OF DIVISIONS. The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.
SECTION 12.02 NAME OF DIVISIONS. Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name.
ARTICLE THIRTEEN
NOTICES
SECTION 13.01 METHOD OF SENDING NOTICE. Subject to compliance with all applicable laws, any notice (which term includes any communication or document) to be sent pursuant to the Act, the articles, the by-laws or otherwise to a shareowner, director, officer, auditor or member of a committee of the board shall be sufficiently sent if (i) delivered personally to the person to whom it is to be sent, (ii) delivered to the recorded address or mailed to the recorded address of that person by prepaid mail (iii) sent to that person at the recorded address by any means of prepaid transmitted or recorded communication or (iv) provided as an electronic document to the information system of that person. A notice so delivered shall be deemed to have been sent when it is delivered personally or to the recorded address. A notice so mailed shall be deemed to have been sent when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing. A notice so sent by any means - of transmitted or recorded communication or provided as an electronic document shall be deemed to have been sent when dispatched by the Corporation if it uses its own facilities or information system and otherwise when delivered to the appropriate communication company or agency or its representative for dispatch. The secretary or assistant secretary may change or cause to be changed the recorded address of any shareowner, director, officer or auditor or member of a committee of the board in accordance with any information believed by him to be reliable. The recorded address of a director shall be his latest address as shown in the records of the Corporation or in the most recent notice filed under the Corporations Information Act, whichever is the more current.
SECTION 13.02 ELECTRONIC DOCUMENTS. A requirement under this by-law to provide a person with a notice, document or other information is satisfied by providing an electronic document in compliance with the Act and the regulations thereunder.
SECTION 13.03 NOTICE TO JOINT SHAREOWNERS. If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them. The address to be used for the purpose of giving notices shall be the recorded address.
SECTION 13.04 COMPUTATION OF TIME. In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.
SECTION 13.05 UNDELIVERED NOTICES. If any notice given to a shareowner pursuant to section 13.01 is returned on three (3) consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareowner until he informs the Corporation in writing of his new address.
SECTION 13.06 OMISSIONS AND ERRORS. The accidental omission to give any notice to any shareowner, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.
SECTION 13.07 PERSONS ENTITLED TO SHARES BY DEATH OR OPERATION OF LAW. Every person who, by operation of law, transfer, death of a shareowner or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareowner from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement as provided in the Act.
SECTION 13.08 WAIVER OF NOTICE. Any shareowner (or his duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareowners or of the board or committee thereof which may be given in any manner.
ARTICLE FOURTEEN
FISCAL YEAR
SECTION 14.01 FISCAL YEAR. The fiscal period of the Corporation shall terminate on such day in each year as the board of directors may from time to time determine.
ARTICLE FIFTEEN
EFFECTIVE DATE
SECTION 15.01 EFFECTIVE DATE. This by-law is effective from the date of the resolution of the directors adopting same and shall continue to be effective unless amended by the directors until the next meeting of shareowners of the Corporation, whereat if same is confirmed or confirmed as amended, this by-law shall continue in effect in the form in which it was so confirmed.
SECTION 15.02 REPEAL. Upon the date of this by-law coming into force, Second Amended and Restated By-Law No. 2002-1 of the Corporation, as amended, shall be repealed, provided that such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal.

All officers and persons acting under any by-law so repealed shall continue to act as appointed under the provisions of this by-law and all resolutions of the shareowners or board or committee thereof with continuing effect passed under any repealed by-law shall continue to be valid except to the extent inconsistent with this by-law and until amended or repealed.
This by-law was approved by the directors of the Corporation at a meeting held on the 23rd day of February 2021.
This by-law of the Corporation is signed by an officer of the Corporation and hereby made.
DATED as of the ________ day of _______, 202_.

Marni Morgan Poe
Corporate Secretary

APPENDIX E
CONTINUANCE RESOLUTION
BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREOWNERS THAT:
1.
the continuance of Primo Water Corporation (the “Company”), a corporation existing under the laws of Canada, to the Business Corporations Act (Ontario) (“OBCA”) pursuant to Section 188 of the Canada Business Corporations Act (“CBCA”) and Section 180 of the OBCA, is hereby authorized and approved and the Company is hereby authorized to apply to the director of corporations under the OBCA (“Director”) for authorization to be continued as if it had been constituted under the OBCA, and to continue its existence under the OBCA (the “Continuance”) on such date as the directors of the Company may determine, which may, in the discretion of the directors of the Company, be a date following the coming into force of those amendments to the OBCA pursuant to Ontario’s Bill 213 – The Better for People, Smarter for Business Act, 2020;

2.
the form of articles of continuance, the full text of which is attached as Appendix C to the Company’s proxy statement dated March 25, 2021 (the “Proxy”) is hereby approved, and the Company is hereby authorized to file the articles of continuance with the Director together with any notices and other documents prescribed by the OBCA necessary to continue the Company as if it had been incorporated under the laws of the Province of Ontario;

3.
subject to the Continuance becoming effective, and without affecting the validity of any act of the Company under its existing by-laws (the “Existing By-Laws”), the Existing By-Laws are hereby repealed and replaced with the new By-Law No. 1 of the Company, the full text of which is attached as Appendix D (the “Proposed By-Law No. 1”) to the Proxy, together with such changes or amendments thereto as any director or officer of the Company determines appropriate, the conclusive evidence of such determination being the execution of the Proposed By-Law No. 1 by a director or officer of the Company;

4.
notwithstanding that this resolution has been passed (and the Continuance adopted) by the shareowners of the Company, the directors of the Company are hereby authorized and empowered without further notice to or approval of the shareowners of the Company (i) to amend the articles of continuance to the extent permitted by law, and/or (ii) not to proceed with the Continuance; and

5.
any one director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute, and to deliver all documents and take such actions as such person officer may determine to be necessary or advisable to implement this resolution, the execution of any such document or the doing of any such other action being conclusive evidence of such determination to be conclusively evidenced by the taking of any such actions.

E-1

APPENDIX F
DISSENT PROVISIONS OF THE CBCA
Right to dissent
190 (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to
(a) amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;
(b) amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;
(c) amalgamate otherwise than under section 184;
(d) be continued under section 188;
(e) sell, lease or exchange all or substantially all its property under subsection 189(3); or
(f) carry out a going-private transaction or a squeeze-out transaction.
Further right
(2) A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.
If one class of shares
(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.
Payment for shares
(3) In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.
No partial dissent
(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.
Objection
(5) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.
Notice of resolution
(6) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.
Demand for payment
(7) A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing
(a) the shareholder’s name and address;
(b) the number and class of shares in respect of which the shareholder dissents; and
(c) a demand for payment of the fair value of such shares.

Share certificate
(8) A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.
Forfeiture
(9) A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.
Endorsing certificate
(10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.
Suspension of rights
(11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where
(a) the shareholder withdraws that notice before the corporation makes an offer under subsection (12),
(b) the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or
(c) the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.
Offer to pay
(12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice
(a) a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or
(b) if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.
Same terms
(13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.
Payment
(14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.
Corporation may apply to court
(15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.
Shareholder application to court
(16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue
(17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.
No security for costs
(18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).
Parties
(19) On an application to a court under subsection (15) or (16),
(a) all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and
(b) the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.
Powers of court
(20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.
Appraisers
(21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.
Final order
(22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.
Interest
(23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.
Notice that subsection (26) applies
(24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.
Effect where subsection (26) applies
(25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may
(a) withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or
(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.
Limitation
(26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that
(a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or
(b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

APPENDIX G
PRIMO WATER CORPORATION (the “Corporation”)
MANDATE OF THE BOARD OF DIRECTORS
Purpose:
The purpose of this mandate is to set out the responsibilities of the Board of Directors of the Corporation. The Board of Directors is committed to fulfilling its statutory mandate to supervise the management of the business and affairs of the Corporation with the highest standards of ethical conduct and in the best interests of the Corporation. The Board of Directors approves the strategic direction of the Corporation and oversees the performance of the Corporation’s business and management. The management of the Corporation is responsible for presenting strategic plans to the Board of Directors for review and approval and for implementing the Corporation’s strategic direction.
This mandate should be read in conjunction with the Corporate Governance Guidelines of the Corporation which set out additional responsibilities of the Board of Directors and contain guidelines pertaining to, inter alia, board size, selection, expectations, committees and meetings.
Responsibilities:
The Board of Directors shall:
1.
Satisfy itself as to the integrity of the Chief Executive Officer and other senior officers and that the Chief Executive Officer and other senior officers create a culture of integrity throughout the Corporation.

2.
Review and approve the annual operating plan (including the capital budget), long- and short-term strategic plans (which take into account, among other things, the opportunities and risks facing the Corporation’s business) and business objectives of the Corporation that are submitted by management and monitor the implementation by management of the strategic plan.

3.
Identify and review the principal business risks of the Corporation’s business and oversee, with the assistance of the Audit Committee, the implementation and monitoring of appropriate risk management systems and the monitoring of risks.

4.
Ensure, with the assistance of the ESG and Nominating Committee, the effective functioning of the Board of Directors and its committees in compliance with the corporate governance requirements of stock exchange listing rules and applicable law, and that such compliance is reviewed periodically by the ESG and Nominating Committee.

5.
Develop the Corporation’s approach to corporate governance. The ESG and Nominating Committee shall develop a set of corporate governance principles and guidelines that are specifically applicable to the Corporation. The Board of Directors shall review and approve the principles and guidelines applicable to the Corporation and its officers, directors, and employees, including the Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics.

6.
Satisfy itself that internal controls and management information systems for the Corporation are in place, are evaluated as part of the internal auditing process and reviewed periodically at the initiative of the Audit Committee.

7.
Assess the performance of the Corporation’s executive officers, including establishing and monitoring appropriate systems for succession planning as set forth in the Corporate Governance Guidelines of the Corporation (including appointing, training and monitoring senior management) and for periodically monitoring the compensation levels of such executive officers based on determinations and recommendations made by the Human Resources and Compensation Committee.

8.	Ensure that the Corporation has in place a policy for effective communication with shareowners, other stakeholders and the public generally.
9.
Review and, where appropriate, approve the recommendations made by the various committees of the Board of Directors, including, without limitation, to: select nominees for election to the Board; appoint directors to fill vacancies on the Board of Directors; appoint and replace, as applicable, the chairman, the lead independent director, the members of the various committees of the Board of Directors and the chair of each such committee; and establish the form and amount of director compensation.

G-1

The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, the authority and responsibility for managing the business of the Corporation.
The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board of Directors with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business, the entry of the Corporation into a major new line of business or transactions involving related parties.
Measures for Receiving Shareowner Feedback:
The Corporation shall provide a mechanism for receiving feedback from shareowners regarding its publicly disseminated materials and otherwise. The Board of Directors, upon recommendation of the ESG and Nominating Committee, will adopt specific procedures for permitting shareowner feedback and communication with the Board of Directors, including procedures that address consideration of persons suggested by shareowners as potential director nominees. Shareowners must comply with the “advance notice” requirements of the Corporation’s by-laws to suggest a nominee to the Board of Directors, unless such requirements are waived by the Board of Directors.
Expectations of Directors:
The Board of Directors shall develop and update, in conjunction with the ESG and Nominating Committee, specific expectations of directors. Such expectations shall be set out in the Corporate Governance Guidelines of the Corporation.
Annual Evaluation:
At least annually, the Board of Directors through the ESG and Nominating Committee shall, in a manner the Board of Directors determines to be appropriate:
•
Conduct a review and evaluation of the performance of the Board of Directors and its members, its committees and their members, including the compliance of the Board of Directors with this mandate and of the committees with their respective charters.

•	Review and assess the adequacy of this mandate.
No Rights Created:
This mandate is a broad policy statement and is intended to be part of the Board of Directors’ flexible governance framework. While this mandate should comply with all applicable law and the Corporation’s articles and by-laws, this mandate does not create any legally binding obligations on the Board of Directors, any committee of the Board of Directors, any director or the Corporation.
G-2

APPENDIX H
PRIMO WATER CORPORATION (the “Corporation”)
AUDIT COMMITTEE (the “Committee”)
CHARTER
Purpose:
The Committee is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling the oversight responsibilities it has with respect to: (i) the integrity of the financial statements of the Corporation; (ii) the Corporation’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Corporation’s independent auditor; (iv) the performance of the Corporation’s internal auditors and independent auditor; and (v) disclosure controls, internal controls over financial reporting, and compliance with ethical standards adopted by the Corporation. In performing its duties, the Committee will foster an environment of open communication and adherence to the Corporation’s policies, practices and procedures at all levels. The Committee will also maintain effective working relationships with the Board, management, and the auditors.
Committee Authority and Responsibilities:
To fulfill its responsibilities and duties, the Committee shall:
Meetings
1.
Report regularly to the Board by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so, including a review of any issues that arise with respect to the quality and integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance and independence of the Corporation’s independent auditor, and the performance of the internal auditors.

2.
Meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet separately in person, by videoconference or telephonically, periodically, with management (including the Chief Financial Officer and Chief Accounting Officer), the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

3.
Meet privately with management and the independent auditor (together or separately), as frequently as the Committee deems appropriate for the Committee to fulfill its responsibilities, to discuss any concerns of the Committee, management or the independent auditors.

Financial Statement and Disclosure Matters
4.
Meet to review and discuss the annual audited financial statements with management and the independent auditor, including the Corporation’s specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

5.
Meet to review and discuss the quarterly financial statements with management and the independent auditor prior to filing the Corporation’s Form 10-Q, including the results of the independent auditor’s review of the Corporation’s quarterly financial statements.

6.
Discuss with management and the independent auditor significant financial accounting and reporting issues, complex or unusual transactions and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles and the implementation thereof.

7.
Review and discuss with management and the independent auditor any issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting and engage in resolution thereof.

8.
Prepare the audit report required by the rules of the U.S. Securities and Exchange Commission to be included in the Corporation’s annual proxy circular and any other Committee reports required by applicable U.S. or Canadian securities laws or stock exchange listing requirements or rules.

9.
Discuss with management the Corporation’s earnings press releases (including the use of any “pro forma” or “adjusted” non-GAAP information) prior to the public disclosure thereof by the Corporation, as well as financial information and earnings guidance provided to analysts and rating agencies.

10.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation’s financial statements.
11.
Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

12.
Review and discuss with management (including the senior internal audit executive) and the independent auditor the Corporation’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Corporation’s Form 10-K.

Oversight of the Corporation’s Risk Management Function
13.
Oversee the risk management activities of the Corporation, which will include holding periodic discussions with management regarding the Corporation’s guidelines and policies with respect to risk assessment, risk management, and major strategic, financial and operational risk exposures such as fraud, data privacy and security, environmental, competitive and regulatory risks. The Committee shall receive regular reports regarding such risks and the steps management has taken to monitor and control any exposure resulting from such risks. The Committee shall, on at least an annual basis, facilitate a discussion with the Board regarding the Corporation’s risk management function and the Corporation’s major strategic, financial and operational risk exposures.

14.
Review and discuss with the Board and others as it deems appropriate any litigation, claim or other contingency that could have a material effect upon the financial position or operating results of the Corporation.

15.	Oversee the Corporation’s insurance programs, any renewals or replacements thereof, including in respect of directors’ and officers’ insurance and indemnification for members of the Board.
Oversight of the Corporation’s Relationship with the Independent Auditor
16.
Subject to compliance with the requirements of applicable laws, have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareowner ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor and advisors retained by the Committee (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Committee.

17.
Before the engagement of the independent auditor and at least annually thereafter, review and discuss with the independent auditor the independent auditor’s written communications to the Committee regarding the relationships between the auditor and the Corporation that, in the auditor’s professional judgment, may reasonably be thought to bear on its independence and affirming in writing to the Committee that the auditor is independent.

18.
Review with the independent auditor any audit problems or difficulties and management’s response. This review should include a discussion of (i) any restrictions on the scope of the independent auditor’s activities or on access to requested information and (ii) any significant disagreements with management. The Committee may review, as it deems appropriate: (i) any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Corporation.
19.
Subject to compliance with the requirements of applicable laws, set clear hiring policies for employees or former employees and partners or former partners of the current and former independent auditor.

20.
At least annually, obtain and review a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Corporation (to assess the auditor’s independence).

21.
Based on the above mentioned report and the independent auditor’s work throughout the year, evaluate the qualifications, performance and independence of the independent auditor, and select the Corporation’s auditor for the next year, subject to shareowner ratification. In this evaluation, the Committee shall: (i) consider whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor’s independence; (ii) evaluate the lead partner of the independent auditor’s team and make sure that there is a regular rotation of the lead partner, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditing firm on a regular basis; (iii) evaluate the independent auditor’s team; and (iv) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

22.
Review and discuss quarterly reports from the independent auditor (required by Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), on: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Additionally, the Committee shall review with the independent auditor the matters required to be discussed under the standards of the Public Company Accounting Oversight Board.

23.
Pre-approve all permitted auditing services and non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor. Notwithstanding the foregoing, the Chair of the Committee shall be permitted to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor; provided that any such pre-approvals shall be subject to ratification by the Committee at its next meeting. This permission is also subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall review and discuss with the independent auditor the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence.

24.	Meet with the independent auditor prior to the annual audit to review and discuss the planning and staffing of the audit.
Oversight of the Corporation’s Internal Audit Function
25.
The senior internal audit executive will report directly to the Chair of the Committee and administratively on a dotted line to the Corporation’s Chief Financial Officer. The Committee will review and advise management on the selection and removal of the senior internal audit executive.

26.	Review the significant reports to management prepared by the internal audit department and management’s responses.

27.	Periodically review, with the independent auditor, the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.
28.	Periodically review, with the senior internal audit executive, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.
29.	Annually review and recommend changes (if any) to the internal audit charter.
Compliance Oversight Responsibilities
30.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.
31.
Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

32.
Periodically review and discuss with management, the internal auditors, and the independent auditor the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. The Committee shall periodically receive from management confirmation of its compliance with material legal and regulatory compliance requirements. The Committee shall advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. Consistent with these responsibilities, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policies, procedures, and practices at all levels. The Committee shall also provide for open communication among the independent auditor, management, the internal audit function, and the Board.

33.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

34.	Discuss with the Corporation’s Chief Legal Officer legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies and internal controls.
35.
In order to properly carry out its responsibilities, have the authority, without seeking Board approval and to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Corporation and to any advisors employed by the Committee, as well as the funding levels for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership and Evaluation:
36.
Upon the recommendation of the ESG and Nominating Committee, the Board shall elect annually from among its members a committee to be known as the “Audit Committee” to be composed of at least three independent directors, none of whom shall: (i) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee, other than as remuneration for acting in his or her capacity as a member of the Board or any Board committee, or as a part-time chair or vice-chair of the Board or any Board committee; (ii) be affiliated with the Corporation or any of its affiliates; (iii) be officers or employees of the Corporation or of any of its affiliates, or have been an officer or employee of the Corporation, any of its affiliates or the independent auditor in the three years prior to being appointed to the Committee; or (iv) be an immediate family member of any of these persons.

37.
Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation’s stock is listed from time to time and in accordance with U.S. and Canadian securities laws, including applicable listing standards. At least one member of the Committee shall be an “audit committee financial expert” (as defined by the U.S. Securities and Exchange Commission).

38.
Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service on more than two other audit committees would not impair such member’s ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation’s annual proxy circular.

39.
A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone or video conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee.

40.
Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board, with or without cause, and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee’s powers so long as a quorum exists.

41.
Upon the recommendation of the ESG and Nominating Committee, the Board shall elect a member of the Committee to act as Chair of the Committee (the “Chair”). In the absence of the Chair from any meeting of the Committee, the members of the Committee shall appoint one of their number to act as Chair of the meeting. The Chair will appoint a secretary who will keep minutes of all meetings (the “Secretary”), which shall be circulated to members of the Board upon completion. The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chair.

42.	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.
43.
The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

44.	At least annually, the Committee shall review and reassess the adequacy of this charter. The Committee shall annually review and assess the Committee’s own performance.
Disclosure:
This charter shall be made available on the Corporation’s website.
Interpretations and Determinations:
The Committee and the Board shall have the power and authority to interpret this charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.
Limitation of Audit Committee’s Role:
It is not the duty of the Committee to prepare financial statements, to plan or conduct audits or to determine that the Corporation’s financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.
No Rights Created:
This charter is a broad policy statement and is intended to be part of the Committee’s flexible governance framework. While this charter should comply with all applicable laws, regulations and listing requirements and the Corporation’s articles and by-laws, this charter does not create any legally binding obligations on the Committee, the Board, any members of the Board or the Corporation.

Primo Water Corporation
4221 W. Boy Scout Blvd.
Suite 400
Tampa, Florida 33607

www.primowatercorp.com

PRIMO WATER CORPORATION

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM ET on May 3, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/PRMW2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM ET on May 3, 2021. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D37114-P48406

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**PRIMO WATER CORPORATION**

**The Board of Directors recommends you vote FOR the following proposals:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Britta Bomhard
02) Susan E. Cates
03) Jerry Fowden
04) Stephen H. Halperin
05) Thomas J. Harrington
06) Betty Jane Hess
07) Gregory Monahan
08) Mario Pilozzi
09) Billy D. Prim
10) Eric Rosenfeld
11) Graham W. Savage
12) Steven P. Stanbrook

| | For | Against | Abstain |
|---|---|---|---|
| 2. Appointment of Independent Registered Certified Public Accounting Firm. Appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm. | ☐ | ☐ | ☐ |
| 3. Non-Binding Advisory Vote on Executive Compensation. Approval, on a non-binding advisory basis, of the compensation of Primo Water Corporation's named executive officers. | ☐ | ☐ | ☐ |
| 4. Approval of Primo's Shareholder Rights Plan. Confirmation, ratification and approval of Primo's Shareholder Rights Plan. | ☐ | ☐ | ☐ |
| 5. Approval of the Continuance. Approval of the continuance of Primo under the Business Corporations Act (Ontario). | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:**
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D37115-P48406

**PRIMO WATER CORPORATION**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**
**ANNUAL AND SPECIAL MEETING OF SHAREOWNERS**
**MAY 4, 2021**

The shareowner(s) hereby appoint(s) Jerry Fowden, or failing him, Marni Morgan Poe, Chief Legal Officer & Secretary, or ____________________ as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of Primo Water Corporation that the shareowner(s) is/are entitled to vote at the Annual and Special Meeting of Shareowners to be held at 8:00 a.m. (local time in Tampa, Florida) on Tuesday, May 4, 2021, online at www.virtualshareholdermeeting.com/PRMW2021, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREOWNER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED AS THE PROXYHOLDERS SEE FIT.**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.**

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**